                            CLOSING DOCUMENTS INDEX

                        AMENDED AND RESTATED TERM LOAN
                         AND REVOLVER CREDIT FACILITY
                                     FROM
                           NATIONSBANK OF TEXAS, N.A.
                                      TO
                            SBS TECHNOLOGIES, INC.

                         CLOSING DATE: APRIL 26, 1996

- --------------------------------------------------------------------------------

NationsBank of Texas, N.A.                        -    Lender
SBS Technologies, Inc.                            -    Borrower
Berg Systems International, Inc.                  -    Berg
GreenSpring Computers, Inc.                       -    GreenSpring

- --------------------------------------------------------------------------------

1. AMENDED AND RESTATED CREDIT AGREEMENT, dated April 26, 1996, executed by and among Borrower and Lender, and acknowledged by Berg and GreenSpring.

2. AMENDED AND RESTATED PROMISSORY NOTE, dated April 26, 1996, in the original principal amount of $6,750,000.00, executed by Borrower and payable to the order of Lender.

3. AMENDED AND RESTATED REVOLVING PROMISSORY NOTE, dated April 26, 1996, in the original principal amount of $2,500,000.00, executed by Borrower and payable to the order of Lender.

4. AMENDED AND RESTATED GUARANTY AGREEMENT, dated April 26, 1996, executed by Berg as Guarantor in favor of Lender.

5. AMENDED AND RESTATED GUARANTY AGREEMENT, dated April 26, 1996, executed by GreenSpring as Guarantor in favor of Lender.

6. MODIFICATION OF SECURITY AGREEMENTS, dated April 16, 1996, executed by and among Borrower, Berg, GreenSpring and Lender.

7. UCC-3 TERMINATION, filed on May 23, 1996, in the Office of the Secretary of State of the State of New Mexico, by Borrower as Debtor and L&V Lehmann Trust as Secured Party, filed under Clerk's File No. 950519098.

8. UCC-2 TERMINATION, filed on May 23, 1996, in the Office of the Secretary of State of the State of California, by Borrower as Debtor and L&V Lehmann Trust as Secured Party, filed under Clerk's File No. 96145C0137.

9. UCC-2 TERMINATION, filed on May 23, 1996, in the Office of the Secretary of State of the State of California, by GreenSpring as Debtor and L&V Lehmann Trust as Secured Party, filed under Clerk's File No. 96145C0138.

10. SUBORDINATED DEBT PAYOFF LETTER, dated April 25, 1996, from Subordinate Lenders to Lender.

11. OPINION OF KEMP, SMITH, DUNCAN & HAMMOND, P.C., dated April 26, 1996, executed by Bruce E. Castle.

12. CERTIFICATE IN SUPPORT OF OPINION, dated April 26, 1996, executed by Christopher J. Amenson and James E. Dixon.

13. CLOSING CERTIFICATE, dated April 26, 1996, executed by Borrower, Berg and GreenSpring in favor of Lender.

14.  CORPORATE DOCUMENTS for Borrower:

     (a)  Certificate of Secretary of Borrower regarding:

          (i)   Articles of Incorporation;
          (ii)  Bylaws; and
          (iii) Resolutions Adopted by Unanimous Consent of the Board of Directors.

     (b) Good Standing Certificate, dated April 26, 1996, issued by the Secretary of State of the State of California;

     (c) Good Standing Certificate, dated April 26, 1996, issued by the Secretary of State of the State of New Mexico;

     (d) Good Standing Certificate, dated April 26, 1996, issued by the Comptroller of Public Accounts, State of Texas; and

     (e) Certificate of Authority to do Business in Texas, dated April 26, 1996, issued by the Secretary of State of the State of Texas;

15.  CORPORATE DOCUMENTS for Berg:

     (a)  Certificate of Secretary of Berg regarding:

          (i)   Articles of Incorporation;
          (ii)  Bylaws; and
          (iii) Resolutions Adopted by Unanimous Consent of the Board of Directors.

     (b) Certificate of Filing and Suspension, dated April 26, 1996, executed by the Secretary of State of the State of California.

     (c) Franchise Tax Letter, dated April 29, 1996, executed by the Franchise Tax Board, State of California; and

16.  CORPORATE DOCUMENTS for GreenSpring:

     (a)  Certificate of Secretary of GreenSpring regarding:

          (i)   Articles of Incorporation;
          (ii)  Bylaws; and
          (iii) Resolutions Adopted by Unanimous Consent of the Board of Directors.

     (b) Good Standing Certificate, dated April 26, 1996, executed by the Secretary of State of the State of California; and

     (c) Franchise Tax Letter, dated April 29, 1996, executed by the Franchise Tax Board of the State of California.

- --------------------------------------------------------------------------------



                      AMENDED AND RESTATED CREDIT AGREEMENT

                                     BETWEEN

                             SBS TECHNOLOGIES, INC.,

                                   AS BORROWER

                                       AND

                           NATIONSBANK OF TEXAS, N.A.,

                                    AS LENDER

                           DATED AS OF APRIL 26, 1996



- --------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                             PRELIMINARY STATEMENT . . . . . . . . . . .  1

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1    DEFINED TERMS   . . . . . . . . . . . . . . . .  1
 .
          SECTION 1.2    ACCOUNTING TERMS  . . . . . . . . . . . . . . . 17

                                   ARTICLE II

                             COMMITMENT AND ADVANCES

          SECTION 2.1    COMMITMENT . . . . . . . . . . . . . . . . . . 17
          SECTION 2.2.   METHOD OF BORROWING  . . . . . . . . . . . . . 18
          SECTION 2.3.   FEES . . . . . . . . . . . . . . . . . . . . . 20

                                   ARTICLE III

                            TERMS OF CREDIT FACILITY

          SECTION 3.1.   NOTE . . . . . . . . . . . . . . . . . . . . . 20
          SECTION 3.2.   MATURITY . . . . . . . . . . . . . . . . . . . 20
          SECTION 3.3.   INTEREST RATE  . . . . . . . . . . . . . . . . 20
          SECTION 3.4.   INTEREST PAYMENTS  . . . . . . . . . . . . . . 21
          SECTION 3.5.   LIBOR RATE PORTIONS  . . . . . . . . . . . . . 21
          SECTION 3.6.   PRINCIPAL PAYMENTS OF REVOLVER LOAN; REDUCTION
                         OF COMMITMENT AMOUNT . . . . . . . . . . . . . 23
          SECTION 3.7.   TERMINATION OF REVOLVING COMMITMENT  . . . . . 24
          SECTION 3.8.   MANDATORY TERM LOAN PRINCIPAL PAYMENTS . . . . 24
          SECTION 3.9.   SCHEDULES ON NOTES . . . . . . . . . . . . . . 24
          SECTION 3.10.  GENERAL PROVISIONS AS TO PAYMENTS  . . . . . . 25
          SECTION 3.11.  APPLICATION OF PAYMENTS  . . . . . . . . . . . 25
          SECTION 3.12.  POST-DEFAULT INTEREST; PAST DUE PRINCIPAL AND
                         INTEREST . . . . . . . . . . . . . . . . . . . 25
          SECTION 3.13.  COMPUTATION OF INTEREST AND FEES . . . . . . . 26
          SECTION 3.14   SECURITY . . . . . . . . . . . . . . . . . . . 26
          SECTION 3.15.  DEPOSIT OF CASH COLLATERAL . . . . . . . . . . 26

                                  ARTICLE IV

                             CONDITIONS TO FUNDING

          SECTION 4.1.   CONDITIONS TO INITIAL ADVANCE OR LETTER
                         OF CREDIT . . . . . . . . . . . . . . . . . .  26
          SECTION 4.2    CONDITIONS PRECEDENT TO ALL ADVANCES  . . . .  28
          SECTION 4.3    LEGAL DETAILS . . . . . . . . . . . . . . . .  29

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

          SECTION 5.1    BOOKS, RECORDS AND PROPERTIES . . . . . . . .  29
          SECTION 5.2    FINANCIAL STATEMENTS AND REPORTS  . . . . . .  30
          SECTION 5.3    MAINTENANCE OF EXISTENCE AND PRESERVATION OF
                         PROPERTY  . . . . . . . . . . . . . . . . . .  31
          SECTION 5.4    INSURANCE . . . . . . . . . . . . . . . . . .  31
          SECTION 5.5    COMPLIANCE WITH APPLICABLE LAWS . . . . . . .  31
          SECTION 5.6    OTHER INFORMATION AND DOCUMENTS . . . . . . .  31
          SECTION 5.7    DEFAULT . . . . . . . . . . . . . . . . . . .  31
          SECTION 5.8    TAXES . . . . . . . . . . . . . . . . . . . .  31
          SECTION 5.9    FURTHER ASSURANCES  . . . . . . . . . . . . .  31
          SECTION 5.10   FILINGS . . . . . . . . . . . . . . . . . . .  32
          SECTION 5.11   MAINTENANCE . . . . . . . . . . . . . . . . .  32
          SECTION 5.12   ERISA COMPLIANCE  . . . . . . . . . . . . . .  32
          SECTION 5.13   INDEMNITY . . . . . . . . . . . . . . . . . .  32
          SECTION 5.14   CONTINGENT LIABILITIES  . . . . . . . . . . .  33
          SECTION 5.15   POST-CLOSING LIEN RELEASE REQUIREMENTS  . . .  33

                                   ARTICLE VI

                               NEGATIVE COVENANTS

          SECTION 6.1    LIMITATION ON DEBT  . . . . . . . . . . . . .  34
          SECTION 6.2    LIENS . . . . . . . . . . . . . . . . . . . .  34
          SECTION 6.3    TRANSFER OF ASSETS  . . . . . . . . . . . . .  34
          SECTION 6.4    NEW INDUSTRY  . . . . . . . . . . . . . . . .  34
          SECTION 6.5    RESTRICTED INVESTMENTS  . . . . . . . . . . .  34
          SECTION 6.6    TRANSACTIONS WITH AFFILIATES  . . . . . . . .  34
          SECTION 6.7    SENIOR FUNDED DEBT TO EBITDA RATIO  . . . . .  35
          SECTION 6.8    CURRENT MATURITIES COVERAGE RATIO . . . . . .  35
          SECTION 6.9    FIXED CHARGE COVERAGE RATIO . . . . . . . . .  35
          SECTION 6.10   NAME, FISCAL YEAR AND ACCOUNTING METHOD . . .  35

          SECTION 6.11   LIQUIDATION, MERGERS, CONSOLIDATIONS AND
                         DISPOSITIONS OF SUBSTANTIAL ASSETS  . . . . .  35
          SECTION 6.12   NO AMENDMENTS . . . . . . . . . . . . . . . .  35
          SECTION 6.13   RESTRICTIONS ON DISTRIBUTIONS BY AND PURCHASES
                         OF INTERESTS IN BORROWER OR ANY SUBSIDIARY  .  35
          SECTION 6.14   OWNERSHIP OF SUBSIDIARIES . . . . . . . . . .  35
          SECTION 6.15   MANAGEMENT OF BORROWER AND THE SUBSIDIARIES .  36

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

          SECTION 7.1    ORGANIZATION; QUALIFICATION; AUTHORITY. . . .  36
          SECTION 7.2    FINANCIAL STATEMENTS  . . . . . . . . . . . .  36
          SECTION 7.3    CONFLICTING AGREEMENTS AND OTHER MATTERS  . .  36
          SECTION 7.4    GOVERNMENTAL CONSENT  . . . . . . . . . . . .  37
          SECTION 7.5    ENFORCEABILITY  . . . . . . . . . . . . . . .  37
          SECTION 7.6    LITIGATION  . . . . . . . . . . . . . . . . .  37
          SECTION 7.7    OUTSTANDING DEBT  . . . . . . . . . . . . . .  37
          SECTION 7.8    TITLE TO PROPERTIES . . . . . . . . . . . . .  37
          SECTION 7.9    TAXES . . . . . . . . . . . . . . . . . . . .  38
          SECTION 7.10   REGULATION U, ETC.  . . . . . . . . . . . . .  38
          SECTION 7.11   ERISA . . . . . . . . . . . . . . . . . . . .  38
          SECTION 7.12   DISCLOSURE  . . . . . . . . . . . . . . . . .  38
          SECTION 7.13   ENVIRONMENTAL MATTERS . . . . . . . . . . . .  38
          SECTION 7.14   SUFFICIENCY OF CAPITAL  . . . . . . . . . . .  39
          SECTION 7.15   NO FINANCING OF CORPORATE TAKEOVERS . . . . .  39
          SECTION 7.16   PRINCIPAL OFFICE, ETC.  . . . . . . . . . . .  39
          SECTION 7.17   COMPLIANCE WITH LAWS  . . . . . . . . . . . .  40
          SECTION 7.18   GOVERNMENT REGULATION . . . . . . . . . . . .  40
          SECTION 7.19   INSIDER . . . . . . . . . . . . . . . . . . .  40
          SECTION 7.20   FAIR LABOR STANDARDS ACT  . . . . . . . . . .  40
          SECTION 7.21   CASUALTIES  . . . . . . . . . . . . . . . . .  40
          SECTION 7.22   INVESTMENT COMPANY ACT  . . . . . . . . . . .  40
          SECTION 7.23   NO DEFAULT  . . . . . . . . . . . . . . . . .  40
          SECTION 7.24   REPRESENTATIONS AND WARRANTIES  . . . . . . .  40
          SECTION 7.25   FISCAL YEAR AND ACCOUNTING METHODS  . . . . .  41
          SECTION 7.26   SUBSIDIARIES  . . . . . . . . . . . . . . . .  41
          SECTION 7.27   SURVIVAL OF REPRESENTATIONS AND WARRANTIES  .  41

                                  ARTICLE VIII

                                    DEFAULT

          SECTION 8.1    EVENTS OF DEFAULT . . . . . . . . . . . . . .  41
          SECTION 8.2    REMEDIES UPON DEFAULT . . . . . . . . . . . .  43
          SECTION 8.3    PERFORMANCE BY LENDER . . . . . . . . . . . .  43
          SECTION 8.4    LENDER NOT IN CONTROL . . . . . . . . . . . .  44
          SECTION 8.5    WAIVERS . . . . . . . . . . . . . . . . . . .  44
          SECTION 8.6    CUMULATIVE RIGHTS . . . . . . . . . . . . . .  44
          SECTION 8.7    EXPENDITURES BY LENDER  . . . . . . . . . . .  44
          SECTION 8.8    APPLICATION OF PROCEEDS   . . . . . . . . . .  44
          SECTION 8.9    SETOFF  . . . . . . . . . . . . . . . . . . .  45

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.1    ACCOUNTING TERMS  . . . . . . . . . . . . . .  45
          SECTION 9.2    MONEY . . . . . . . . . . . . . . . . . . . .  46
          SECTION 9.3    NUMBER AND GENDER OF WORDS  . . . . . . . . .  46
          SECTION 9.4    HEADINGS  . . . . . . . . . . . . . . . . . .  46
          SECTION 9.5    ARTICLES, SECTIONS, AND EXHIBITS  . . . . . .  46
          SECTION 9.6    NOTICES AND DELIVERIES  . . . . . . . . . . .  46
          SECTION 9.7    SURVIVAL OF AGREEMENTS  . . . . . . . . . . .  47
          SECTION 9.8    PARTIES IN INTEREST . . . . . . . . . . . . .  48
          SECTION 9.9    EXPENSES  . . . . . . . . . . . . . . . . . .  48
          SECTION 9.10   GOVERNING LAW . . . . . . . . . . . . . . . .  48
          SECTION 9.11   MANDATORY ARBITRATION . . . . . . . . . . . .  48
          SECTION 9.12   LIMITATION ON INTEREST  . . . . . . . . . . .  49
          SECTION 9.13   VALIDITY OF LIENS . . . . . . . . . . . . . .  50
          SECTION 9.14   REAFFIRMATION OF DEBT . . . . . . . . . . . .  50
          SECTION 9.15   LIEN PRIORITY . . . . . . . . . . . . . . . .  51
          SECTION 9.16   TIME OF ESSENCE . . . . . . . . . . . . . . .  51
          SECTION 9.17   RENEWAL, EXTENSION OR REARRANGEMENT . . . . .  51
          SECTION 9.18   INCONSISTENT PROVISIONS . . . . . . . . . . .  51
          SECTION 9.19   CONSTRUCTION  . . . . . . . . . . . . . . . .  51
          SECTION 9.20   SEVERABILITY  . . . . . . . . . . . . . . . .  51
          SECTION 9.21   AMENDMENT . . . . . . . . . . . . . . . . . .  51
          SECTION 9.22   EXCEPTIONS TO COVENANTS . . . . . . . . . . .  52
          SECTION 9.23   COUNTERPARTS  . . . . . . . . . . . . . . . .  52
          SECTION 9.24   WAIVER OF JURY TRIAL  . . . . . . . . . . . .  52
          SECTION 9.25   ENTIRE AGREEMENT  . . . . . . . . . . . . . .  52

                               INDEX TO EXHIBITS

Exhibit "A"         Form of Revolving Promissory Note
Exhibit "B"         Form of Promissory Note
Exhibit "C"         Form of Quarterly Borrowing Base Report
Exhibit "C-1"       Form of Quarterly Compliance Certificate
Exhibit "D"         Description of Certain Collateral
Exhibit "D-1"       Description of Certain Tangible Personal Property
Exhibit "E"         Description of Permitted Liens
Exhibit "F"         Form of Notice of Borrowing
Exhibit "G"         Description of Existing Debt
Exhibit "H"         List of Subsidiaries
Exhibit "I"         Description of Litigation with Respect to Borrower or any
                    Subsidiary

                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is made and entered into effective as of April 26, 1996, between SBS TECHNOLOGIES, INC. (formerly known as SBS Engineering, Inc.), a New Mexico corporation ("BORROWER"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER").


                              PRELIMINARY STATEMENT

     Borrower and Lender executed that certain Credit Agreement (as previously amended, the "ORIGINAL CREDIT AGREEMENT"), dated as of the Original Closing Date on April 28, 1995, related to a $7,000,000 term loan and a $4,000,000 revolving line of credit as therein described, which Credit Agreement has been previously amended pursuant to (i) that certain First Amendment to Credit Agreement dated as of May 25, 1995, executed by and between Borrower and Lender, and (ii) that certain Second Amendment to Credit Agreement and Related Loan Documents dated as of November 1, 1995, executed by and between Borrower and Lender. Borrower and Lender desire to further amend the Credit Agreement, the Notes and all of the other Loan Documents, and to amend and restate such documents in their entirety.

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Borrower and Lender hereby covenant and agree that the Original Credit Agreement is amended in its entirety and restated as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1    DEFINED TERMS.

     The terms defined in this Article I (except as otherwise expressly provided in this Agreement) for all purposes shall have the following meanings, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context:

     "ACCOUNT" has the meaning assigned to such term in the UCC.

     "ACQUISITION AGREEMENT" means the Stock Purchase Agreement, dated as of the Original Closing Date, executed by Borrower, as buyer, and Subordinate Noteholders, as seller, Leonard A. Lehmann and Vivian V. Lehmann, and certain other parties, pursuant to which Borrower acquired all of the outstanding stock of GreenSpring.

     "ADJUSTED LIBOR RATE" means on any date of determination for the relevant Interest Period with respect to a LIBOR Rate Portion, a rate of interest per annum equal to the sum of (a) the quotient obtained by dividing (i) the rate of interest determined by Lender at which deposits in dollars for the relevant Interest Period are offered based on information presented on the Telerate Screen as of 11:00 A.M. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period (PROVIDED, that if at least two such offered rates appear on the Telerate Screen in respect of such Interest Period, the arithmetic mean of all such rates (as determined by Lender) will be the rate used, and, PROVIDED FURTHER, that if Telerate ceases to provide LIBOR quotations, such rate shall be the average rate of interest determined by Lender at which deposits in Dollars are offered for the relevant Interest Period by Lender (or its successor) to banks with combined capital and surplus in excess of $500,000,000 in the London interbank market as of 11:00 A.M. (London time) on the applicable Effective Date), by (ii) the remainder of 1.00 minus the LIBOR Reserve Requirement, if any, on the applicable Effective Date, provided, that such LIBOR Reserve Requirement shall not change during the applicable Interest Period, plus (b) the FDIC Percentage in effect on the applicable Effective Date, provided, that such FDIC Percentage shall not change during the applicable Interest Period, together with any additional impositions, assessments, fees or surcharges that may be imposed on Lender (expressed as a percentage), to the extent such impositions, assessments, fees or surcharges are not reflected in the FDIC Percentage or the LIBOR Reserve Requirement and are generally imposed on banks with capitalization and supervisory risk factors comparable to Lender.

     "ADVANCE" means an Advance as defined in SECTION 2.1(b) to be made from time to time by Lender to Borrower under the Revolving Commitment.

     "AFFILIATE" of any Person means any other Person that is, directly or indirectly, through one or more Persons controlling, controlled by, or under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person.

     "APPLICABLE LAW" means the Laws of the United States of America applicable to contracts made or performed in the State of Texas, including, without limitation, 12 USC Sections 85 and 86, as amended to the date hereof and as the same may be amended at any time and from time to time hereafter, and any other statute of the United States of America now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit, and the Laws of the State of Texas, including, without limitation, Articles 5069-1.04 and 5069-1.07(a), Title 79, Revised Civil Statutes of Texas, 1925, as amended at any time and from time to time hereafter and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit.

     "APPLICATION RATE" has the meaning set forth in SECTION 3.3.

     "BASE RATE" means, on any date of determination, the rate of interest per annum most recently announced by Lender as its prime rate in effect at its principal office in Dallas, Texas, automatically fluctuating upward and downward until and at the time specified in each such announcement without special notice to Borrower or any other Person, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer.

     "BERG" means Berg Systems International, Inc., a California corporation, and its successors.

     "BORROWER" means SBS Technologies, Inc. (formerly known as SBS Engineering, Inc.), a New Mexico corporation, and its successors.

     "BORROWING BASE" means, at the time in question, an amount equal to the sum of (i) 80% of all Eligible Accounts, plus (ii) 50% of all Eligible Inventory; provided, however, that (a) in no event shall the Borrowing Base exceed the Revolving Commitment, and (b) the Eligible Inventory component of the Borrowing Base shall never exceed thirty percent (30%) of the aggregate Borrowing Base.

     "BORROWING BASE REPORT" means a report, signed by a duly authorized officer of Borrower, in the form of EXHIBIT "C", appropriately completed.

     "BUSINESS DAY" means (a) for all purposes other than as covered by clause (b) of this definition, any day of the week, other than Saturday, Sunday or other day that Lender is required or authorized by law or executive order to close, and (b) with respect to all requests, notices and determinations in connection with LIBOR Rate Portions, a day which is a Business Day described in clause (a) of this definition and which is a day for trading by and between banks for Dollar deposits in the London interbank market.

     "CAPITAL LEASE" means, as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee prepared as of such date in accordance with GAAP.

     "CLOSING DATE" means April 26, 1996.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" means that property of Borrower, Berg, GreenSpring and any other Subsidiary, or any other Person, in which Lender shall have Liens to secure payment of the Obligation or any part thereof, including, without limitation, the property, assets, rights and interests described in EXHIBIT "D".

     "COLLATERAL DOCUMENTS" means all security agreements, mortgages, deeds of trust, assignments, pledges, financing statements, stock or bond powers, and other agreements, instruments and documents, including any amendments thereto and extensions thereof, which provide for the grant, creation, perfection and/or maintenance of Liens in Collateral, which secure partially or fully, directly or indirectly, the Obligation, whether executed and/or delivered or filed prior to, contemporaneously with, or at any time after the date of this Agreement. Without limiting the generality of the foregoing, the term "Collateral Documents" shall include such security agreements and financing statements as Lender shall deem necessary or appropriate to create a security interest in favor of Lender covering all assets of Borrower, GreenSpring and Berg, including the Collateral described in EXHIBIT "D".

     "COMMITMENT FEE" has the meaning set forth in SECTION 2.1(f).

     "COMPLIANCE CERTIFICATE" means a certificate, signed by a duly authorized officer of Borrower, in the form of EXHIBIT "C-1", appropriately completed.

     "CREDIT FACILITY" means the credit facility arranged for Borrower hereunder consisting of the Term Loan and the Revolving Loan.

     "CURRENT MATURITIES" means, on any date of calculation, the current liabilities of Borrower and its Subsidiaries, on a consolidated basis, attributable to long term indebtedness, determined in accordance with GAAP.

     "CURRENT MATURITIES COVERAGE RATIO" means the ratio of (i) Net Earnings Available for Current Maturities for the immediately preceding four (4) fiscal quarters of Borrower to (ii) Current Maturities as of the last day of such period.

     "DEBT" means, with respect to any Person, all debt, obligations and liabilities of such Person, including without limitation, (i) all "liabilities" which would be reflected on a balance sheet of such Person, prepared in accordance with GAAP, (ii) all obligations of such Person in respect of any Guaranty, (iii) all obligations of such Person in respect of any Capital Lease,
(iv) all obligations, debt and liabilities secured by any Lien on any property or assets of such Person and (v) all obligations of such Person in respect of letters of credit, acceptances or similar obligations issued or created for the account of such Person.

     "DEBTOR RELIEF LAWS" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, fraudulent conveyance, insolvency, reorganization or similar debtor relief Laws relating to the enforcement of creditors' rights generally from time to time in effect.

     "DEFAULT" means any of the events specified in SECTION 8.1, whether or not there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "DEFAULT RATE" means the per annum rate of interest equal to the lesser of
(a) four percent (4.0%) plus the Base Rate, or (b) the Maximum Lawful Rate.

     "DIRECT COSTS"  has the meaning set forth in SECTION 3.5(g).

     "DISTRIBUTION" by any Person, means (a) with respect to any stock issued by such Person or any partnership or joint venture interest of such Person, the retirement, redemption, repurchase, or other acquisition for value of such stock, partnership or joint venture interest, (b) the declaration or payment of any dividend or other distribution, whether monetary or in kind, on or with respect to any stock, partnership or joint venture interest of such Person, and
(c) any other payment or distribution of assets in respect of an equity investment.

     "DOLLAR" and the sign "$" mean lawful money of the United States of America.

     "EBITDA" means for Borrower and its Subsidiaries, on a consolidated basis, the sum of the Profit Before Tax plus (i) Interest Expense (to the extent that such amounts have been deducted in determining Profit Before Tax for such period), and (ii) all amounts attributable to depreciation and/or amortization of intangible and other assets of Borrower and its Subsidiaries (to the extent that such amounts have been deducted in determining Profit Before Tax), in each case determined for the immediately preceding four (4) consecutive fiscal quarters of Borrower.

     "EFFECTIVE DATE" has the meaning set forth in SECTION 3.5(c).

     "ELIGIBLE ACCOUNTS" means, at the time of any determination thereof, each Account as to which the following requirements have been fulfilled to the satisfaction of Lender:

       (i) Borrower or any Subsidiary has lawful and absolute title to such Account;

      (ii) Such Account is a valid, legally enforceable obligation of the Person who is obligated under such Account (the "ACCOUNT DEBTOR") for goods or services previously delivered or rendered to such Person by Borrower or any Subsidiary;

     (iii) There has been excluded from such Account any portion that is subject to any dispute, offset, counterclaim or other claim or defense on the part of the account debtor or to any claim on the part of the account debtor denying liability under such Account;

      (iv) Borrower or any Subsidiary has the full and unqualified right to assign and grant a security interest in such Account to Lender as security for the Obligation;

       (v) Such Account is payable in Dollars and is evidenced by an invoice rendered to the account debtor and such Account is not evidenced by any chattel paper, promissory note or other instrument;

      (vi) Such Account is subject to a fully perfected first priority security interest in favor of Lender pursuant to the Loan Documents, prior to the rights of, and enforceable as such against, any other Person (including holders of a purchase money security interest);

     (vii) Such Account is not subject to any Lien in favor of any Person other than the Lien of Lender pursuant to the Loan Documents;

    (viii) If requested by Lender, Borrower or any applicable Subsidiary has provided the account debtor with respect to such Account with written instructions, and such account debtor has acknowledged receipt of such written instructions from Borrower or such applicable Subsidiary, in each case in form and substance acceptable to Lender, instructing such account debtor to make all payments with respect to such Account directly to a specific account acceptable to Lender;

      (ix) Such Account arose from a transaction in the ordinary course of business of Borrower or any Subsidiary;

       (x)     Such Account has not been due and payable for more than ninety
     (90) days from the invoice date;

      (xi) No account debtor in respect of such Account is (A) invoiced at a location outside the United States of America, (B) Borrower or any Subsidiary, (C) any Tribunal, domestic or foreign, (D) the subject of a proceeding under any Debtor Relief Laws, or (E) the United States of America or any state; and

     (xii) Lender has not reasonably determined that there is a legitimate concern with respect to the timing or collection of such Account or has not rejected such Account as unsuitable.

     "ELIGIBLE INVENTORY" means, at the time of any determination thereof, each item of inventory as to which the following requirements have been fulfilled to the satisfaction of Lender:

       (i) Borrower or any Subsidiary has lawful and absolute title to such item of Inventory;

      (ii) Borrower or any Subsidiary has the full and unqualified right to assign and grant a security interest in such item of Inventory to Lender as security for the Obligation;

     (iii) Such item of Inventory is subject to a fully perfected first priority security interest in favor of Lender pursuant to the Loan Documents, prior to the rights of, and enforceable as against, any other Person (including holders of a purchase money security interest); and

      (iv) Such item of Inventory is not subject to any Lien in favor of any Person other the Lien of Lender pursuant to the Loan Documents.

     The following items shall be excluded from Eligible Inventory:

       (A) Work in process inventory or any overhead that might be allocable to work in process inventory;

       (B) Any inventory in the possession of an Affiliate (other than a Subsidiary), bailee, warehouseman, consignee or similar third party;

       (C) Any inventory that is damaged, defective, unmerchantable, outdated or obsolete;

       (D) Any inventory subject to a title vesting clause under a contract with the United States of America or any department or agency thereof;

       (E) Any inventory produced in violation of the Fair Labor Standards Act and subject to the so-called "hot-goods" provisions contained in Title 25 U.S.C. 215(a)(i);

       (F) Any merchandise sold which has been returned by the customer for whatever reason and is not immediately saleable for a price approximately equal to or greater than the original sales price of such merchandise;

       (G) Any inventory not located in a jurisdiction in which Lender has filed an appropriate financing statement;

       (H)     Any inventory that is in transit for any reason; and

       (I)     Any inventory reasonably rejected by Lender as unsuitable.

     "ENVIRONMENTAL LAWS" means all federal, state and local laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, and environmental matters applicable to the business or facilities of Borrower or any Subsidiary (whether or not owned by Borrower or any Subsidiary). Such laws and regulations include, but are not limited to, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, Toxic Substances Control Act, the Clean Water Act, the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Information System, all state and federal superlien and environmental cleanup programs and the U. S. Department of Transportation regulations.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all regulations issued pursuant thereto.

     "EVENT OF DEFAULT" means the occurrence of any of the events specified in
SECTION 8.1, provided there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "EXISTING LETTER OF CREDIT" means that certain commercial Letter of Credit dated December 1, 1995, issued by Lender to Marconi Radar and Control Systems, for the account of Borrower, in the stated amount of $86,530.00.

     "FDIC PERCENTAGE" shall mean, on any day, the net assessment rate (expressed as a percentage rounded to the next highest 1/100 of 1%) which is in effect on such day (under the regulations of the Federal Deposit Insurance Corporation or any successor) for determining the assessments paid by Lender to the Federal Deposit Insurance Corporation (or any successor) for insuring Eurocurrency deposits made in dollars at Lender's principal office in Dallas, Texas. Each good faith determination of said percentage made by Lender shall, in the absence of manifest error, be binding; however, in the event any error in such determination is discovered, appropriate adjustment shall be made to such percentage.

     "FINANCIAL STATEMENTS" means, with respect to any Person, such financial information with respect to such Person as Lender shall from time to time deem necessary or appropriate; however, such term shall include, but shall not be limited to, balance sheets, profit and loss statements, reconciliation of capital and surplus and statements of cash flow with respect to such Person.

     "FIXED CHARGE COVERAGE RATIO" means, for any date of determination, the ratio of (a) the sum of (i) Income Before Tax plus (ii) Interest Expense plus
(iii) Operating Lease Expense, all for the immediately preceding four (4) fiscal quarters of Borrower, to (b) the sum of (i) Interest Expense plus (ii) Operating Lease Expense, both for the immediately preceding four (4) fiscal quarters of Borrower.

     "GAAP" means generally accepted accounting principles, practices and procedures applied on a consistent basis, set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements or pronouncements of the Financial Accounting Standards Board, which are applicable in the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.
     "GREENSPRING" means GreenSpring Computers, Inc., a California corporation and its successors.

     "GUARANTY" of any Person means any contract, agreement or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Debt of any other Person in any manner, whether directly or indirectly, including, without limitation, contracts, agreements or understandings: (i) to purchase such Debt or any property constituting security therefor, (ii) to advance or supply funds (A) for the purchase or payment of such Debt, or (B) to maintain net worth or working capital or other balance sheet conditions, or otherwise to advance or made available funds for the purchase or payment of such Debt, (iii) to purchase property, securities or service primarily for the purpose of assuring the holder of such Debt of the ability of the primary obligor to make payment of the Debt, or (iv) otherwise to assure the holder of the Debt of the primary obligor against loss in respect thereof; EXCEPT THAT "Guaranty" shall not include the endorsement by Borrower or any Subsidiary in the ordinary course of business of negotiable instruments or documents for deposit or collection.

     "GUARANTY AGREEMENT" means a guaranty agreement in form and content satisfactory to Lender executed by a Subsidiary for the benefit of Lender, guaranteeing full payment and performance of the Term Loan and the Revolving Loan.

     "HEREOF", "HERETO", "HEREUNDER" and similar terms refer to this Agreement and not to any particular section or provision of this Agreement.

     "INCOME BEFORE TAX" means the net income (or loss) of Borrower and its Subsidiaries during the applicable period, before federal income taxes, determined on a consolidated basis and in accordance with GAAP.

     "INDEMNITEE" has the meaning set forth in SECTION 5.13.

     "INTEREST ADJUSTMENT DATE" shall mean the earlier of either the last day of an Interest Period or the Termination Date.

     "INTEREST EXPENSE" means, for any period, the interest expense which is required to be shown as such on the financial statements of Borrower and its Subsidiaries, on a consolidated basis, prepared in accordance with GAAP.

     "INTEREST HEDGE AGREEMENTS" means any interest rate swap agreements, interest cap agreements, interest floor agreements, interest rate collar agreements, or any similar agreement or arrangements designed to hedge the risk of variable interest rate volatility, or foreign currency hedge, exchange or similar agreements, entered into between Lender and Borrower including without limitation that certain ISDA Master Agreement, dated May 15, 1995, by and between Lender and Borrower, as such agreements or arrangements may be modified, supplemented, amended, and in effect from time to time.

     "INTEREST PAYMENT DATE" means for both the Term Note and the Revolving Note, the first day of each month commencing on May 1, 1996 and continuing on the first day of each month thereafter.

     "INTEREST PERIOD" means, subject to the limitations set forth in
SECTION 3.5, with respect to a LIBOR Rate Portion under either the Term Loan or the Revolving Loan, a period commencing on the Effective Date of such LIBOR Rate Portion and ending on the numerically corresponding day in the calendar month that is one, two or three months thereafter, as Borrower may request in the Minimum Notice Requirement; provided that any Interest Period ending on a date later than the Term Loan Termination Date or the Revolving Loan Termination Date, as the case may be, shall be deemed to end on the applicable Termination Date.

     "INVENTORY" has the meaning assigned to such term in the UCC.

     "INVESTMENT" in any Person means any investment, whether by means of purchase of any share or interest, loan, advance (other than advances to employees for travel expenses, drawing accounts and similar expenditures in the ordinary course of business), extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of Debt of such Person or the subordination of any claim against such Person to other Debt of such Person.

     "LAWS" means all statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United States, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.

     "LENDER" means NationsBank of Texas, N.A., a national banking association, and its successors and assigns.

     "LETTER OF CREDIT EXPOSURE" means the aggregate amount of the unfunded portion of each Letter of Credit outstanding at any time.

     "LETTER OF CREDIT FEE" has the meaning set forth in SECTION 2.3(b).

     "LETTERS OF CREDIT" means the Existing Letter of Credit and all standby letters of credit and commercial letters of credit issued by Lender on or after the Closing Date for the account of Borrower pursuant to this Agreement.

     "LIBOR RATE" means (i) with respect to a LIBOR Rate Portion under the Term Loan a per annum rate equal to the sum of the Adjusted LIBOR Rate plus two and one-half percent (2.50%), and (ii) with respect to a LIBOR Rate Portion under the Revolving Loan, the sum of the Adjusted LIBOR Rate plus two and one-quarter percent (2.25%).

     "LIBOR RATE PORTION" means an Advance or a portion of the Term Loan or the Revolving Loan that bears interest computed with reference to the LIBOR Rate in accordance with SECTION 3.5.

     "LIBOR RESERVE REQUIREMENT" means, on any day, that percentage (expressed as a decimal fraction) which is in effect on such date, as provided by the Federal Reserve System for determining the maximum reserve requirements generally applicable to financial institutions regulated by the Federal Reserve Board comparable in size and type to Lender (including, without limitation, basic supplemental, marginal and emergency reserves) under Regulation D with respect to "Eurocurrency liabilities" as currently defined in Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding (or, if reserves for Eurocurrency liabilities are not separately stated in such regulations, the other applicable category of liabilities which includes deposits by reference to which the interest rate on a LIBOR Rate Portion is determined). Each good faith determination by Lender of the LIBOR Reserve Requirement, shall, in the absence of manifest error, be binding; however, in the event any error in such determination is discovered, appropriate adjustments hall be made in the LIBOR Reserve Requirement.

     "LIEN" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give or not to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement (other than a financing statement with respect to an Operating Lease), in each case whether arising by agreement or under any statute or law, or otherwise.

     "LITIGATION" means any proceeding, claim, lawsuit and/or investigation conducted or, to the knowledge of the applicable Person, threatened by or before any Tribunal, including, but not limited to, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax, or other
Law, or under or pursuant to any contract, agreement or other instrument.

     "LOAN DOCUMENTS" means this Agreement, the Notes, all of the Collateral Documents, the Letters of Credit, the LOC Applications, any and all Interest Hedge Agreements, and all other agreements securing or assuring performance of the Obligations and all other agreements, certificates and documents delivered by Borrower and/or any Subsidiary hereunder or any other Person pursuant hereto, whether now existing or hereafter arising, as same may have heretofore been, or may contemporaneously herewith or hereafter be, amended, restated, supplemented or otherwise modified from time to time.

     "LOC APPLICATION" has the meaning set forth in SECTION 2.2(d).

     "MARGIN REGULATIONS" mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means any act or circumstance which in Lender's reasonable judgment is (i) material and adverse to the financial condition, business operations or prospects of the Person in question, (ii) in any material manner whatsoever to adversely affect the validity or enforceability of any of the Loan Documents or (iii) in any material manner to impair the value of any Collateral.

     "MAXIMUM LAWFUL RATE" means the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on any Obligation at such time to exceed the maximum amount which Lender would be allowed to contract for, charge, take, reserve, or receive under applicable federal or state law after taking into account, to the extent required by applicable law, any and all relevant payments, fees or charges under the Loan Documents. If and to the extent the laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate", such term shall mean the "indicated rate ceiling" from time to time in effect under Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, or, if permitted by applicable law and effective upon the giving of the notices required by such Article 5069-1.04 (or effective upon any other date otherwise specified by applicable law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Article 5069-1.04, whichever Lender shall elect to substitute for the "indicated rate ceiling," and VICE VERSA, each such substitution to have the effect provided in such Article 5069-1.04, and Lender shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with subsection (h)(1) of such
Article 5069-1.04. If under federal or state law there is no legal limitation on the amount or rate of interest that may be charged on amounts outstanding under the Credit Facility, there shall be no Maximum Lawful Rate, notwithstanding any reference thereto herein or in any of the Loan Documents.

     "MINIMUM NOTICE REQUIREMENT" has the meaning set forth in SECTION 3.5(a).

     "NET EARNINGS AVAILABLE FOR CURRENT MATURITIES" means with respect to Borrower and its Subsidiaries, on a consolidated basis, (i) the sum of (A) net income determined in accordance with GAAP for the applicable period, plus
(B) depreciation and amortization expense for such period, minus (ii) the amounts of any dividends or other Distributions made, paid or declared during such period (if and to the extent any are consented to by Lender).

     "NOTES" means the Term Note and the Revolving Note.

     "NOTICE OF BORROWING" has the meaning set forth in SECTION 2.2(a).

     "OBLIGATION" means:

          (i) all present and future indebtedness, obligations and liabilities of Borrower or any Subsidiary or any other Person to Lender evidenced by or arising pursuant to this Agreement, the Notes or any of the other Loan Documents (including without limitation related to any Letter of Credit), regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several;

         (ii) all present and future indebtedness, obligations and liabilities of Borrower or any Subsidiary to Lender arising pursuant to or represented by the Notes, and all interest accruing thereon, and attorneys' fees incurred in the enforcement or collection thereof;

        (iii) all costs incurred by Lender to obtain, preserve, perfect and enforce the Liens and/or security interests securing payment of all or any portion of the foregoing indebtedness, liabilities and obligations, or to maintain, preserve and collect the property in which Lender has been granted a Lien to secure payment of the indebtedness, liabilities and obligations of Borrower or any Subsidiary, or any part thereof, including but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale; and

         (iv) all renewals, extensions and modifications of the indebtedness, obligations and liabilities referred to in the foregoing clauses, or any part thereof.

     "OPERATING LEASE EXPENSE" means for any period the lease expense under all Operating Leases for Borrower and its Subsidiaries on a consolidated basis.

     "OPERATING LEASES" means operating leases, as defined in the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 13, dated November 1976.

     "ORIGINAL CLOSING DATE" means April 28, 1995.

     "ORIGINAL LOAN DOCUMENTS" has the meaning set forth in SECTION 9.14.

     "PBGC" means the Pension Benefit Guaranty Corporation, and any successor to all or any of the Pension Benefit Guaranty Corporation's functions under ERISA.

     "PERMITTED INVESTMENTS" means (i) direct obligations of, or obligations guaranteed by, the United States of America, or any agency thereof, having a maturity of not more than six (6) months from the date of issuance, (ii) time deposits with, including certificates of deposit or banker's acceptances issued by, Lender, in each case having a maturity of not more than six (6) months from the date of acquisition, and (iii) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clause (i) of this definition with Lender.

     "PERMITTED LIENS" means: (i) Liens granted to Lender to secure the Obligation, (ii) pledges or deposits made to secure payment of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs or to secure performance of bids, tenders, contracts or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance or similar bonds in the ordinary course of business,
(iii) Liens imposed by mandatory provisions of law such as for materialmen's, mechanics', warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due or which are being contested in good faith and as to which adequate cash reserves established in accordance with GAAP have been provided, (iv) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided, (v) Capital Leases in connection with Debt permitted by
SECTION 6.1 insofar as such Liens cover only the property acquired by a Person under such Capital Lease, (vi) Liens described in EXHIBIT "E" and Liens securing the refinancing (but not any increase in the amount) of the indebtedness presently secured thereby, and (vii) purchase money liens securing Debt permitted by SECTION 6.1(vi).

     "PERSON" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department, Tribunal, agency or political subdivision thereof and any and all other legally recognized entities.

     "PLAN" means an employee benefit plan or other plan maintained by Borrower for employees of Borrower covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Code.

     "PRINCIPAL OFFICE" means the principal office of Lender located at 901 Main Street, Dallas, Texas 75202.

     "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time and shall include any successor or other regulation or official interpretation of the Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks that is applicable to member banks of the Federal Reserve System.

     "REGULATORY CHANGE" means the adoption after the Closing Date of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Tribunal charged with the administration thereof, other than any changes related to income, excise or franchise taxes applicable to any Lender.


     "REPORTABLE EVENT" has the meaning specified in Title IV of ERISA.

     "REVOLVING COMMITMENT" means the maximum amount available to be advanced under the Revolver Loan, being $2,500,000.00 as of the Closing Date, subject to reduction as provided in SECTION 3.6(d).

     "REVOLVING LOAN" means the revolving credit facility being made available to Borrower hereunder pursuant to which Lender will make the Revolving Commitment available to Borrower and advance funds thereunder.

     "REVOLVING LOAN TERMINATION DATE" means the earliest to occur of
(i) October 30, 1997, (ii) the date on which payment of the Revolving Note is accelerated or becomes immediately due and payable pursuant to SECTION 8.2 hereof or the terms of the Revolving Note, or (iii) the date that the Revolving Commitment is terminated or reduced to zero pursuant to the provisions of this Agreement.

     "REVOLVING NOTE" means the Amended and Restated Revolving Promissory Note dated the date hereof, in the principal full amount of $2,500,000.00, executed by Borrower and payable to the order of Lender, in the form of "EXHIBIT A" attached hereto, related to the Revolving Commitment, and any and all renewals, extensions, modifications, amendments and restatements thereof, which note is in modification, renewal, extension and restatement of that certain Revolving Promissory Note dated as of the Original Closing Date, in the original principal amount of $4,000,000.00, executed by Borrower and payable to the order of Lender.

     "RIGHTS" means rights, remedies, powers and privileges.

     "SENIOR FUNDED DEBT" means all Debt of Borrower and its Subsidiaries which is evidenced by promissory notes, loan agreements, bonds or similar instruments, but excluding Subordinated Debt, as such amount is required to be shown on the financial statements of Borrower prepared on a consolidated basis and in accordance with GAAP on the date of determination.

     "SENIOR FUNDED DEBT TO EBITDA RATIO" means the ratio of (i) Senior Funded Debt to (ii) EBITDA.

     "SIMULATION" means SBS Simulation Systems, Inc., formerly a Subsidiary of Borrower.

     "SIMULATION RECEIVABLES" means those account receivables of Simulation and Borrower relating to Borrower's flight simulation business which were in existence on the date of the Simulation Sale and retained by Borrower.

     "SIMULATION SALE" means the sale of the physical assets of the flight simulation business of Borrower and the shares of Simulation (other than the Simulation Receivables) to Camber Corporation pursuant to the Simulation Sale Agreement.

     "SIMULATION SALE AGREEMENT" means the Asset Purchase Agreement dated
April 26, 1995, executed by Borrower and Camber Corporation for the sale of the assets of the flight simulation business of Borrower and the shares of Simulation (other than the Simulation Receivables).

     "SOLVENT" has the meaning assigned to such term in SECTION 7.14.

     "SPECIAL COUNSEL" means the law firm of Jackson & Walker, L.L.P., Dallas, Texas, Special Counsel to Lender, and each other attorney or law firm representing Lender.

     "SUBORDINATE NOTES" means those four (4) certain subordinated Promissory Notes dated as of the Original Closing Date, in the respective original principal amounts of $836,603.00, $150,000.00, $12,700.00 and $697.00, executed by Borrower and payable to the order of each of the respective Subordinate Noteholders named therein as part of the purchase price paid by Borrower under the Acquisition Agreement.

     "SUBORDINATE NOTEHOLDERS" means The L & V Lehmann Trust, dated January 1991, Kim Rubin, Fred Trevor and Kevin Yurek, and any successor holder or holders of any of the Subordinate Notes.

     "SUBORDINATED DEBT" means such Debt of any Person as has been subordinated, with respect to payment, collection, collateral, liquidation and otherwise, to the Obligation pursuant to a written subordination agreement or other agreement, in form and substance acceptable to Lender, executed by such Person, Lender, the owner and holder of such Debt and such other Persons as Lender deems necessary or appropriate, including without limitation the Subordinate Notes.

     "SUBORDINATION AGREEMENT" means the Subordination Agreement dated as of the Original Closing Date, executed by the Subordinated Noteholders, Borrower and Lender, pursuant to which Subordinate Noteholders expressly subordinated payment of the Subordinate Notes and all liens and security interests securing the Subordinate Notes to payment of the Obligation and the liens and security interests in favor of Lender securing the Obligation.

     "SUBSIDIARY" means Berg and GreenSpring and any other corporation of which a total of more than 50% of the outstanding voting securities is at the time owned or controlled, directly or indirectly, by Borrower or one or more Subsidiaries.

     "TAXES" means all taxes, assessments, fees or other charges from time to time or at any time imposed by any Laws or by any Tribunal.

     "TELERATE SCREEN" means the display designated as Screen 3750 on the Telerate System or such other screen on the Telerate System as shall display the London interbank offered rates for deposits in U.S. Dollars quoted by selected banks.

     "TERM LOAN" means the term loan originally made to Borrower under the Original Credit Agreement, and being modified, renewed, extended and increased hereunder, in the new principal amount of $6,750,000.00 as of the Closing Date.

     "TERM LOAN MATURITY DATE" means October 30, 1999, or such earlier date as the Term Note is accelerated or becomes immediately due and payable pursuant to
SECTION 8.2 hereof or the terms of the Term Note.

     "TERM NOTE" means the Promissory Note dated the date hereof executed by Borrower and payable to the order of Lender, in the form of EXHIBIT "B" attached hereto, related to the Term Loan, and any and all renewals, extensions, modifications, amendments and restatements thereof, which note is in modification, renewal, extension and restatement of that certain Promissory Note dated as of the Original Closing Date, in the original principal amount of $7,000,000.00, executed by Borrower and payable to the order of Lender.

     "TRIBUNAL" means any state, commonwealth, federal, foreign, territorial or other court or governmental department, commission, board, bureau, agency or instrumentality.

     "UCC" means the Uniform Commercial Code in effect under the laws of the State of Texas, as amended, or, if stated with reference to another jurisdiction, the Uniform Commercial Code as adopted in the relevant jurisdiction.

     "UNUSED FEE" has the meaning set forth in SECTION 2.3(c).

     "VARIABLE RATE" means (i) with respect to the Revolving Loan, a fluctuating per annum rate of interest equal to the Base Rate, and (ii) with respect to the Term Loan, a fluctuating per annum rate of interest equal to the Base Rate plus one-quarter of one percent (.25%).

     "VARIABLE RATE PORTION" means an Advance or a portion of the Term Loan or the Revolving Loan that bears interest computed with reference to the Variable Rate.

     SECTION 1.2 ACCOUNTING TERMS. All accounting and financial terms used in this Agreement, and the compliance with each provision contained herein which relates to accounting or financial matters, shall be determined in accordance with GAAP unless a deviation therefrom is expressly stated therein. If the compliance with any provision hereof is affected by any change in GAAP, such provision shall be modified to take into account the change in question.

                                   ARTICLE II

                             COMMITMENT AND ADVANCES

     SECTION 2.1    COMMITMENT.

     (a) RENEWAL OF TERM LOAN. Lender agrees, upon the terms and subject to the conditions of this Agreement, to modify, renew and extend, and increase the outstanding balance of, the Term Loan as existing under the Original Credit Agreement, as of the Closing Date. Lender shall advance to Borrower a sum equal to the difference between $6,750,000.00 and the outstanding principal balance of the Term Loan under the Original Credit Agreement on the Closing Date, subject to the conditions to funding set forth in SECTION 4.1 and the other terms and conditions of this Agreement. Of such amount to be funded under the Term Loan
(i) an amount equal to the outstanding principal balance of each Subordinate Note, together with all accrued unpaid interest thereon, shall be paid directly to the respective Subordinate Noteholder, in full and final payment of each of the Subordinate Notes; (ii) an amount equal to the portion of the outstanding principal balance of the Revolving Note under the Original Credit Agreement in excess of the reduced Revolver Commitment hereunder shall be paid on the Closing Date directly to Lender as a principal payment on the Revolving Loan; and
(iii) any remaining funds available under the Term Note shall be funded to Borrower to be used for general corporate purposes.

     (b) RENEWAL OF REVOLVING LOAN. Lender agrees to renew and extend the Revolving Commitment as made under the Original Credit Agreement, and to modify the terms upon which advances ("ADVANCES") under the Revolving Loan will be made to Borrower from time to time from the Closing Date to, but not including, the Revolving Loan Termination Date. Immediately after giving effect to each Advance pursuant to this
SECTION 2.1(b), the amount of the Revolving Note which is outstanding at any time shall at no time exceed (A) the Borrowing Base at such time or (B) the Revolving Commitment, less any Letter of Credit Exposure. Each Advance under this SECTION 2.1(b) shall be made under, and shall be evidenced by, the Revolving Note. Advances of the Revolving Commitment issued hereunder shall be used to provide working capital funds to Borrower and its Subsidiaries and other general corporate purposes, and to fund drawings on any of the Letters of Credit.

     (c) LETTERS OF CREDIT. Subject to the terms of this Agreement, Letters of Credit shall be issued by Lender for the account of Borrower or any Subsidiary (provided, that, with respect to Letters of Credit issued for any Subsidiary, the applicable LOC Application must be co-signed by Borrower) for any of the purposes for which Borrower can obtain an Advance as referenced in SECTION 2.1(b); provided, that, (i) each such Letter of Credit shall be issued on a Business Day, (ii) after the issuance of any such Letter of Credit, (A) the Letter of Credit Exposure plus the outstanding principal balance of the Revolver Note must be less than or equal to the Revolver Commitment (as the same may be adjusted as herein provided), and (B) the Letter of Credit Exposure shall not at any time exceed Five Hundred Thousand and No/100 Dollars ($500,000.00) in the aggregate for all outstanding Letters of Credit, and (iii) each such Letter of Credit must have an expiration date no later than the ninetieth (90th) day after the Revolver Loan Termination Date.

     SECTION 2.2. METHOD OF BORROWING. (a) ALL ADVANCES. Borrower shall notify Lender at Lender's Principal Office, not later than the time required for the applicable type of Advance pursuant to SECTIONS 2.2(b) and (c), of the amount of such Advance and the date such Advance is to be effected (which shall be a Business Day), which notice shall specify what portion of such Advance is to be a LIBOR Rate Portion and/or a Variable Rate Portion. Such notification of a proposed Advance (a "NOTICE OF BORROWING") may be by telephone or in writing from an authorized officer or designated employee of Borrower, provided that upon the request of Lender, Borrower shall submit a written Notice of Borrowing confirming the terms of any telephonic Notice of Borrowing, and at any time Lender may notify Borrower that each Notice of Borrowing thereafter shall be in writing. Each Notice of Borrowing shall be in the form of Exhibit "F" attached hereto, and shall be irrevocable and binding on Borrower. Provided that all conditions precedent to the making of such Advance have been satisfied, Lender shall, on the date requested for such Advance, deposit the funds so requested in the deposit account of Borrower with Lender. Borrower understands and agrees that Lender may make Advances under the Revolving Commitment at any time, at Lender's discretion and without notice to, or any notice from, Borrower, to fund and pay (i) any draw made on any Letter of Credit, provided, that subsequent to such Advance Lender agrees to make a reasonable effort to notify Borrower of such Advance, by telephone or otherwise, but failure to so notify will not impair or jeopardize any of Lender's rights or interests hereunder, and (ii) any amounts that are advanced to Borrower's deposit account(s) with Lender to cover overdrafts pursuant to Borrower's "autoborrow" agreement with Lender or otherwise.

          (b)  VARIABLE RATE ADVANCES.   In the case of any Advance which is to
be a Variable Rate Portion, Borrower, acting through an authorized officer, shall give Lender prior to 10:00 a.m., Dallas, Texas time, on the date of any such proposed Advance, an irrevocable Notice of Borrowing stating Borrower's intention to borrow or reborrow such Variable Rate Advance hereunder. Such Notice of Borrowing shall specify the requested funding date, which shall be a Business Day and the amount of the proposed Variable Rate Portion to be advanced by Lender, and shall be accompanied by the documents required to be delivered pursuant to ARTICLE IV.

          (c) LIBOR RATE ADVANCES. In the case of any Advance which is to be a LIBOR Rate Portion, Borrower, acting through an authorized officer, shall give to Lender at least three Business Days' prior to the date of any such proposed Advance an irrevocable Notice of Borrowing stating Borrower's intention to borrow or reborrow such Advance hereunder. Notice shall be given to Lender prior to 10:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Rate Portions shall in all cases be subject to availability of LIBOR funds to Lender and to
SECTION 3.5 hereof.  For LIBOR Rate Portions, the Notice of Borrowing shall
(i) specify the requested funding date, which shall be a Business Day, the aggregate amount of the proposed aggregate LIBOR Rate Portions to be made by Lender, the Interest Period selected (provided that no such Interest Period shall extend past the applicable Termination Date) and (ii) be accompanied by the documents required to be delivered pursuant to ARTICLE IV. The amount of LIBOR Rate Portion to be made on any funding date shall not be less than Fifty Thousand and No/100 Dollars ($50,000.00) or greater whole multiples of Fifty Thousand and No/100 Dollars ($50,000.00).

          (d) METHOD OF ISSUING LETTERS OF CREDIT. Not less than three (3) Business Days prior to the requested date of issuance of any Letter of Credit, Borrower shall deliver to Lender a Notice of Borrowing and shall execute and deliver to Lender the customary letter of credit application and agreement used by Lender from time to time (the "LOC APPLICATION"). Nothing in this Agreement shall prohibit Lender from modifying the form of LOC Application in effect from time to time in connection with the issuance of any Letter of Credit, provided that, such modification does not substantially modify this Agreement to the detriment of Borrower. In the event of a direct conflict between the provisions of the LOC Application and this Agreement, the provisions of this Agreement shall govern. Each Letter of Credit will be an irrevocable standby letter of credit (which can be drawn on by sight draft) or a commercial letter of credit used in the operation of Borrower's business and sales of inventory, and each shall be issued for the account of Borrower or for the account of Berg or GreenSpring (in which event the applicable LOC Application must be co-signed by Borrower). Upon satisfaction of the applicable conditions precedent set forth in ARTICLE IV, and subject to the other terms and conditions of this Agreement, Lender shall issue Letters of Credit within three (3) Business Days from receipt by Lender of the fully executed LOC Application (so long as the requested terms of such Letter of Credit are acceptable to Lender in its reasonable discretion).

     SECTION 2.3.   FEES.

     (a) COMMITMENT FEE. In consideration of the commitment of Lender to advance the additional funds under the Term Loan and to make Advances under the Revolving Loan upon the terms and conditions set forth in this Agreement, and the reserving of sufficient funds by Lender from which to make disbursement of the Advances, Borrower shall pay to Lender on the Closing Date a one-time fee in the sum of $15,000.00.

     (b) LETTER OF CREDIT FEE. Borrower shall pay to Lender an issuance fee which shall be due and payable on the date of issuance of each Letter of Credit in an amount equal to (i) 2.0% of the amount of the Letter of Credit to be issued in the case of a standby letter of credit, or (ii) 1.25% of the amount of the Letter of Credit to be issued in the case of a commercial Letter of Credit.

     (c) UNUSED FEES. In consideration for Lender making available the Revolver Commitment, Borrower agrees to pay, commencing on the first day of the first calendar quarter after the Closing Date and continuing on the first day of each calendar quarter thereafter during the term of the Credit Facility, a non-refundable fee equal to (a) 0.25% TIMES (b) the average daily unused portion of the Revolver Commitment during the calendar quarter immediately preceding the date on which such fee is to be paid. The Unused Fee is to be computed based on the number of actual days elapsed, assuming each calendar year consisted of 360 days, subject, however, to proportionate adjustments if the Closing Date occurs or the term of the Revolver Commitment ends other than at the beginning or end of a calendar quarter, or if there is an increase or decrease in the Revolver Commitment during such calendar quarter. Borrower acknowledges that, although Borrower shall be entitled to reduce the Revolver Commitment from time to time, the Unused Fee shall be computed based on the Revolver Commitment in effect on the Closing Date for the initial term of the Revolver Commitment.

                                   ARTICLE III

                            TERMS OF CREDIT FACILITY

     SECTION 3.1. NOTES. The Credit Facility shall be evidenced by the Term Note and the Revolver Note.

     SECTION 3.2. MATURITY. All outstanding principal of the Term Note, together with all accrued but unpaid interest and other amounts owed with respect thereto, shall be due and payable in full on the Term Loan Termination Date. All outstanding principal of the Revolving Note, together with all accrued but unpaid interest and other amounts owed with respect thereto, shall be due and payable in full on the Revolving Loan Termination Date.

     SECTION 3.3. INTEREST RATE. Interest on the outstanding principal balance of the Term Note and the Revolving Note shall accrue at a rate per annum equal to the lesser of (i) at

Borrower's option exercised in accordance with the terms of this Agreement, the Variable Rate or the LIBOR Rate with respect to the respective Variable Rate Portions and LIBOR Rate Portions outstanding under each of the Notes from time to time, subject, however, to the provisions of SECTION 9.12 (the "APPLICABLE RATE"), or (ii) the Maximum Lawful Rate; provided, however, if at any time the Applicable Rate exceeds the Maximum Lawful Rate, resulting in the charging of interest hereunder to be limited to the Maximum Lawful Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest below the Maximum Lawful Rate until the total amount of interest accrued on the indebtedness evidenced hereby equals the amount of interest which would have accrued on such indebtedness if the Applicable Rate had at all times been in effect. Without notice to Borrower or anyone else, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Agreement.

     SECTION 3.4.   INTEREST PAYMENTS.

          (a) REVOLVING LOAN. Interest on the Revolving Note, computed as provided in SECTION 3.13, shall be due and payable as it accrues on each Interest Payment Date, and on demand after the Revolving Loan Termination Date so long as any principal of any Revolving Note remains unpaid.

          (b)  TERM LOAN.  Interest on the Term Note, computed as provided in
SECTION 3.13, shall be due and payable as it accrues on each Interest Payment Date, and on demand after the Term Loan Termination Date so long as any principal of any Term Note remains unpaid.

     SECTION 3.5.   LIBOR RATE PORTIONS.

          (a) Upon at least three (3) Business Days' prior written notice to Lender ("MINIMUM NOTICE REQUIREMENT"), Borrower may, on any Interest Adjustment Date, convert amounts of any LIBOR Rate Portion into a Variable Rate Portion, with interest accruing thereon with reference to the Variable Rate, as provided in SECTION 3.3 above.

          (b) Upon satisfaction by Borrower of the Minimum Notice Requirement, and subject to the conditions provided in this Agreement and the Notes, Borrower may, on any date prior to the Revolving Loan Termination Date or the Term Loan Termination Date, as the case may be, convert amounts of not less than Fifty Thousand and No/100 Dollars ($50,000.00) on the same date (or any whole multiple of Fifty Thousand and No/100 Dollars ($50,000.00) in excess thereof) of any Variable Rate Portion into one or more LIBOR Rate Portions with interest accruing thereon with reference to the LIBOR Rate as provided in SECTION 3.3 above, for the Interest Period selected in such notice.

          (c) To the extent Borrower has not made an effective election under and in accordance with SUBPARAGRAPHS (a) OR (b) above (including without limitation at the expiration of an Interest Period), the Applicable Rate shall be the Variable Rate for all amounts outstanding under either of the Notes. If Borrower has failed to make such election at the end of an Interest Period for any LIBOR Rate
Portion under either of the Notes, such LIBOR Rate Portion then maturing shall become a Variable Rate Portion.

          (d) Each notice of a LIBOR Rate election by Borrower must satisfy the Minimum Notice Requirement and shall include the following: (i) Borrower's election of the LIBOR Rate; (ii) Borrower's choice of an Interest Period during which the LIBOR Rate will apply; (iii) Borrower's election of the effective date (the "EFFECTIVE DATE") on which the LIBOR Rate Portion shall begin; and (iv) the amount of outstanding loan principal to which the LIBOR Rate shall apply. Borrower shall give written notice of each such election to Lender.

          (e) Borrower's election to convert to the LIBOR Rate is subject to the following conditions: (1) with respect to any LIBOR Rate Portion, the FDIC Percentage and the LIBOR Reserve Requirement cannot be changed for any particular LIBOR Rate Portion subsequent to the Effective Date of such LIBOR Rate Portion and the period during which the LIBOR Rate will apply shall be limited to the Interest Period, elected by Borrower in its notice to Lender which Interest Period shall commence on the Effective Date; (2) Borrower's written notice of an election shall be received by Lender in time to satisfy the Minimum Notice Requirement; (3) the last day of the Interest Period will not be subsequent in time to the Revolving Loan Termination Date or the Term Loan Termination Date; (4) in the case of a continuation of a LIBOR Rate Portion, the Interest Period applicable after such continuation shall commence on the last day of the preceding Interest Period; (5) there shall never be more than six (6) LIBOR Rate Portions in effect at any one time under the Term Note or the Revolver Note; (6) no LIBOR Rate election shall be made after the occurrence and during the continuance of a Default (for which Borrower has received written notice if and to the extent such notice is required to be delivered by Lender pursuant to the Loan Documents as a condition to the occurrence of an Event of Default) or Event of Default; and
(7) no LIBOR Rate election shall be made if Lender determines by reason of circumstances affecting the interbank Eurodollar market that either adequate or reasonable means do not exist for ascertaining the LIBOR Rate for any Interest Period, or it becomes impracticable for Lender to obtain funds by purchasing U.S. dollars in the interbank Eurodollar market, or if Lender determines that the LIBOR Rate will not adequately or fairly reflect the costs to Lender of maintaining the applicable LIBOR Rate Portions at such rate, or if as a result of any Regulatory Change, it shall become unlawful or impossible for Lender to maintain any such LIBOR Rate election.

          (f) In the event that prior to the commencement of any Interest Period relating to any LIBOR Rate Portion, Lender determines that the LIBOR Rate shall not apply for such Interest Period for any of the reasons set forth in SECTION 3.5(e)(7) then, in such event, (i) any notice from Borrower requesting a LIBOR Rate Portion shall be automatically withdrawn and shall be deemed a request for a Variable Rate Portion and (ii) on the last day of each then current Interest Period under the Notes, the principal balance of each respective LIBOR Rate Portion shall convert to an amount accruing interest at the Variable Rate, and no further LIBOR Rate Portions will be permitted until Lender determines in the exercise of its reasonable business judgment that the circumstances giving rise to such suspension no longer exist, whereupon Lender shall so notify Borrower, and Borrower may reinstate its notice requesting a LIBOR Rate Portion. If Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding LIBOR Rate Portions to maturity and shall so specify in a notice to Borrower, Borrower shall immediately prepay in full the then outstanding principal amount of the LIBOR Rate Portions, together with accrued interest thereon; provided, that in such case Borrower shall not be liable for any prepayment fee if such prepayment is required. Concurrent with such prepayment of such LIBOR Rate Portions, Lender shall make a Variable Rate Portion available to Borrower in an equal amount.

          (g) If Borrower shall prepay any portion of a LIBOR Rate Portion prior to the expiration of its applicable Interest Period, Borrower shall pay to Lender at the time of such prepayment a prepayment fee in an amount equal to any losses, costs or expense incurred or anticipated to be incurred by Lender by virtue of such prepayment of such LIBOR Rate Portion ("Direct Costs"), which such loss, costs or expense shall include that which Lender may sustain or incur in liquidating or employing deposits from Lender or other third parties acquired to effect, fund or maintain any such LIBOR Rate Portion or any part thereof. Such loss or expense shall include, without limitation, (i) the interest which, but for such prepayment, Lender would have earned in respect of such LIBOR Rate Portion so paid, for the remainder of the Interest Period applicable to such LIBOR Rate Portion, reduced, if Lender is able to redeposit such principal amount so paid for the balance of such Interest Period, by the interest earned by Lender as a result of so redepositing such principal amount, plus (ii) any expenses or penalty incurred by Lender on redepositing such principal amount, plus (iii) any "breakage" fees that Lender is required to pay by reason of the early breakage of any customary LIBOR contract entered into by Lender in connection with such LIBOR Rate Portion. Borrower's election to make a voluntary prepayment on either of the Notes under this SECTION 3.5(g) shall be irrevocable once notice thereof has been given to Lender. Any prepayment fee required to be paid by Borrower pursuant to this SECTION 3.5(g) or any other provision of this Agreement or of the Loan Agreement or other Loan Documents in connection with the prepayment of any portion of a LIBOR Rate Portion shall be due and payable whether such prepayment is being made voluntarily or involuntarily, including, without limitation, as a result of an acceleration of sums due under a LIBOR Rate Portion or any part thereof due to an Event of Default; provided, however, that if the prepayment fee required to be paid by Borrower pursuant to this SECTION 3.5(g) payable upon acceleration of maturity of the Notes, or either of them, constitutes interest under applicable law, the amount of such prepayment fee, together with all other amounts that constitute interest under applicable law, will not exceed the maximum amount of interest that may be lawfully charged or received with respect to the respective Note for the actual period that the respective Note is outstanding.

     SECTION 3.6. PRINCIPAL PAYMENTS OF REVOLVER LOAN; REDUCTION OF COMMITMENT AMOUNT.

          (a) Borrower may, voluntarily prepay any outstanding principal of the Revolving Note from time to time and at any time, in whole or in part, without premium or penalty; provided that Borrower shall pay any related Direct Costs within ten days after Lender's demand therefor. Each such optional prepayment shall be applied in accordance with SECTION 3.11 to pay the amounts owed under the Revolving Loan.

          (b) If the outstanding principal balance of the Revolving Loan plus the Letter of Credit Exposure ever exceeds the Revolving Commitment, Borrower shall make a mandatory prepayment of principal on the Revolving Note in at least the amount of such excess, together with any Direct Costs arising as a result thereof. Additionally, if at any time the outstanding balance of the Revolving Note plus any Letter of Credit Exposure shall exceed the then-effective Borrowing Base, Borrower shall immediately make a mandatory principal payment on the Revolving Note in at least the amount of such excess, together with any Direct Costs arising as a result thereof.

          (c) Lender will not be obligated to lend to Borrower, and Borrower shall not be entitled to borrow under the Revolving Commitment any amount which would cause the outstanding balance of the Revolving Note plus any Letter of Credit Exposure to exceed (a) the Borrowing Base, or (b) the Revolving Commitment.

          (d) Borrower may reduce the Revolving Commitment at any time and from time to time provided that (i) notice of such reduction must be received by Lender by 11:00 a.m. Dallas, Texas, time on the fifth Business Day preceding the effective date of such reduction, (ii) each such reduction in the Revolving Commitment must be in a minimum amount of One Hundred Thousand and No/100 Dollars ($100,000.00) or any whole multiple of One Hundred Thousand and No/100 Dollars ($100,000.00) in excess thereof, (iii) if the aggregate outstanding principal balance of the Revolving Loan exceeds the Revolving Commitment as so reduced, Borrower shall make a mandatory prepayment on the principal amount of the Revolving Loan in at least the amount of such excess, together with any Direct Costs arising as a result thereof, (iv) Borrower shall not be entitled to reduce the Revolving Commitment to an amount which is less than the Letter of Credit Exposure at such time, (v) Borrower shall not be entitled to an increase in the Revolving Commitment once it has been so reduced, and (vi) in no event shall Borrower be entitled to so reduce the Revolving Commitment below $100,000.00, unless Borrower has elected to terminate the Revolving Commitment in full. Subject to the foregoing requirements, Borrower shall be entitled to terminate the Revolving Commitment in full.

     SECTION 3.7. TERMINATION OF REVOLVING COMMITMENT. On the Revolving Loan Termination Date, the Revolving Commitment shall automatically be reduced to zero and terminated.

     SECTION 3.8. MANDATORY TERM LOAN PRINCIPAL PAYMENTS. Commencing on May 1, 1996, and continuing on the first (1st) day of each calendar month until full and final payment of the Term Loan, Borrower shall make a principal payment on the Term Note, which shall be in addition to the monthly interest payment required pursuant to SECTION 3.4, in an amount equal to $112,500.00. Borrower shall have the right to prepay the Term Loan, or any portion thereof; PROVIDED, HOWEVER, that (a) together with any such prepayment Borrower pays to Lender the amount of any prepayment fees and Direct Costs of any LIBOR Rate Portions being prepaid as required under SECTION 3.5(a), and (b) any prepayments on the Term Loan shall be applied in inverse order of maturity.

     SECTION 3.9. SCHEDULES ON NOTES. Lender is hereby authorized to record the date and amount of the initial principal balance of the Notes and the date and amount of each advance and repayment of principal on such Notes, and to attach any such recording as a schedule to the Notes whereupon such schedule shall constitute a part of such Notes for all purposes. Any such recording shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded; provided that the absence or inaccuracy of any such schedule or notation thereon shall not limit or otherwise affect the liability of Borrower for the repayment of all amounts outstanding under the Notes together with interest thereon.

     SECTION 3.10. GENERAL PROVISIONS AS TO PAYMENTS. Borrower shall make each payment of principal and interest on the Notes and all fees and other sums payable hereunder or under any other Loan Document not later than 1:00 p.m. (Dallas, Texas time) on the date when due, in Federal or other immediately available unrestricted funds in lawful money of the United States of America, to Lender at Lender's Principal Office. Any payment under the Note or under any other Loan Document other than in the required amount and in good, unrestricted U.S. funds immediately available to Lender shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in such funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. For purposes of calculating accrued interest on the Notes, any payment received by Lender as aforesaid by 1:00 p.m. (Dallas, Texas time) on any Business Day shall be deemed made on such day; otherwise, such payment shall be deemed made on the next Business Day after receipt by Lender. Whenever any payment of principal or interest on the Notes, or any fees under the Loan Documents, shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     SECTION 3.11. APPLICATION OF PAYMENTS. Except as (a) to principal payments on the Term Loan made pursuant to SECTION 3.8, and (b) otherwise specifically provided in this Agreement or in any other Loan Document, all prepayments on the Notes shall be applied against accrued but unpaid interest and then against the principal portion of the applicable Note in the inverse order of maturity; provided, however, that, unless otherwise designated by Borrower or required by law, prepayments and involuntary payments received by Lender and applied to principal shall be applied first to the Variable Rate Portions (or that portion of LIBOR Rate Portions not subject to a prepayment penalty) and then to reduce LIBOR Rate Portions.

     SECTION 3.12. POST-DEFAULT INTEREST; PAST DUE PRINCIPAL AND INTEREST. After maturity of the Notes or the occurrence of an Event of Default, the outstanding principal balance of the Notes shall, at the option of Lender, bear interest at the Default Rate. Any past due principal of and, to the extent permitted by law, past due interest on the Notes shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any part of the Obligation or the foreclosure of any of the Collateral.

     SECTION 3.13. COMPUTATION OF INTEREST AND FEES. All interest payable on the Notes hereunder or the amount of any fees hereunder shall be computed based on the number of days elapsed for the period for which interest is calculated and as if each year was comprised of 360 days, except that any calculation of the Maximum Lawful Rate shall be based on the actual number of days in the applicable calendar year.

     SECTION 3.14 SECURITY. The Credit Facility and the Obligation shall all be secured by the Collateral Documents, and any and all other Collateral described herein or in any of the Loan Documents, and any and all other collateral pledged or assigned to Lender pursuant to this Agreement, and all proceeds thereof, until the Notes and all of the Obligation is paid and performed in full.

     SECTION 3.15. DEPOSIT OF CASH COLLATERAL. Upon the occurrence of any Event of Default, Borrower shall, on the next succeeding Business Day, deposit in a segregated, interest bearing account with Lender such funds as Lender may request, up to a maximum amount equal to the aggregate existing Letter of Credit Exposure. Any funds so deposited shall be held by Lender as security for the Credit Facility (including the Letters of Credit) and Borrower will, in connection therewith, execute and deliver such assignments and security agreements in form and substance satisfactory to Lender which Lender may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Borrower hereby irrevocably directs Lender to apply such funds to satisfy such drafts or demands. When all Letters of Credit have expired and the Notes have been repaid in full (and Lender has no obligation to make further Advances or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Lender, Lender shall release to Borrower any remaining funds deposited pursuant to this SECTION 3.15. Whenever Borrower is required to make deposits under this SECTION 3.15 and fails to do so on the day such deposit is due, Lender may make such deposit using any funds of Borrower on deposit then available to Lender.

                                   ARTICLE IV

                              CONDITIONS TO FUNDING

     SECTION 4.1. CONDITIONS TO INITIAL ADVANCE OR LETTER OF CREDIT. The obligation of Lender to fund the full amount of the Term Loan or the initial Advance on or after the Closing Date, or of Lender to issue any Letter of Credit, whichever is first, is subject to the fulfillment of the following conditions and requirements to the satisfaction of Lender:

     (a)  NO DEFAULT.  There shall exist no Event of Default or Default.

     (b) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in ARTICLE VII and in the other Loan Documents shall be true and correct in all material respects.

     (c) CREDIT AGREEMENT. Borrower, each Subsidiary and Lender shall have each duly executed and delivered multiple execution counterparts of this Agreement.

     (d) NOTES. Borrower shall have duly executed and delivered the Notes to Lender, dated as of the Closing Date.

     (e) GUARANTY AGREEMENTS. Each of the Subsidiaries shall have duly executed and delivered to Lender a Guaranty Agreement.

     (f) NOTICE OF BORROWING. Borrower shall have given to Lender a Notice of Borrowing.

     (g) BORROWER COLLATERAL DOCUMENTS. Borrower shall have duly executed and delivered to Lender such security agreements, financing statements and other Collateral Documents, covering all Collateral owned by Borrower, including all property described in EXHIBIT "D", together with all original stock certificates, stock powers, and other instruments required under the terms of the Collateral Documents, as shall have been requested by Lender.

     (h) SUBSIDIARY COLLATERAL DOCUMENTS. Each of the Subsidiaries shall have duly executed and delivered to Lender such security agreements, financing statements and other Collateral Documents, covering the Collateral owned by them, including all property described in EXHIBIT "D", together with all original stock certificates, stock powers, and other instruments required under the terms of the Collateral Documents, as shall have been requested by Lender.

     (i) CORPORATE CERTIFICATES. Borrower and each Subsidiary shall have delivered to Lender an officer's certificate, dated as of the Closing Date, certifying (i) to the matters covered by the conditions specified in
SECTION 4.1(A) AND (B), (ii) that it has performed and complied with all agreements and conditions required to be performed or complied with by it prior to or on the Closing Date, (iii) to the name and signature of each of the officers of Borrower and each Subsidiary authorized to sign this Agreement, the Notes and the other Loan Documents to be executed by such party and to borrow under this Agreement, and (iv) to such other matters in connection with this Agreement that Lender shall deem to be advisable. Lender may conclusively rely on such certificate until it receives notice in writing to the contrary.

     (j) PROCEEDINGS. All corporate proceedings of Borrower and each Subsidiary taken in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Lender and Special Counsel; and Lender shall have received, as of the Closing Date, copies of all documents or other evidence which Lender or Special Counsel may reasonably request in connection with said transactions, including without limitation, (i) complete copies of the Certificates of

Incorporation, and all amendments thereto, of Borrower and each Subsidiary, certified to be true and correct by an authorized officer of Borrower and each Subsidiary, respectively, (ii) copies of the Bylaws of Borrower and each Subsidiary certified to be true and correct by an authorized officer of Borrower and each Subsidiary, respectively, (iii) copies of certified corporate resolutions of Borrower and each Subsidiary approving the renewal, extension and modification of the Term Loan and the Revolving Loan pursuant hereto, and the due execution of all the Loan Documents by authorized officers of Borrower and each Subsidiary, and (iv) certificates of good standing and existence with respect to Borrower and each Subsidiary.

     (k) UCC SEARCHES. Lender shall have received certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all financing statements in effect which name Borrower, Berg and GreenSpring as debtor and which are filed in the UCC records of the Office of the Secretary of State of Texas, the Office of the Secretary of State of New Mexico, and the Office of the Secretary of State of California.

     (l) OPINION OF COUNSEL. Lender shall have received an opinion of Borrower's legal counsel, Kemp, Smith, Duncan & Hammond, P.C., in form and substance acceptable to Lender and Special Counsel.

     (m) SUBORDINATION AGREEMENT. Lender shall have received the fully executed Subordination Agreement and copies of the Subordinate Notes and any and all other documents related thereto; and Lender shall have received evidence satisfactory to Lender that the Subordinate Notes shall have been paid in full from the proceeds of the Term Loan and that all liens and security interests securing the Subordinated Notes (and all UCC-1 financing statements related thereto) shall have been released and terminated.

     (o) FEES/EXPENSES. Lender shall have received evidence of the payment by Borrower of all fees and expenses owing by Borrower pursuant to the provisions of this Agreement and the other Loan Documents, including, without limitation, the Commitment Fee and the actual and reasonably anticipated fees and expenses of Special Counsel and Lender in connection with the drafting, negotiation and closing of this Agreement and the other Loan Documents and the recordation and filing of certain Collateral Documents after the Closing Date.

     (p) ORIGINAL CREDIT AGREEMENT REQUIREMENTS. Lender shall have received all financial reports, certificates and other items required to have been delivered under the Original Credit Agreement for all periods up to the Closing Date.

     (q) FURTHER DOCUMENTS. As of the Closing Date, Lender shall have received, in form and substance satisfactory to Lender and Special Counsel, such other documents and instruments as Lender may reasonably require to evidence the status, organization or authority of Borrower and each Subsidiary, as applicable, and to evidence payment of the Obligation.

     SECTION 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES. Lender shall not be obligated to make any Advance under the Revolving Commitment or issue a Letter of Credit if there is in existence at such time an Event of Default or a Default has occurred and is continuing; or if any representations or warranties contained in ARTICLE VII shall be false or untrue in any material respect on the date of such advance, as if made on such date except for representations and warranties that are by their express terms limited to a specific date; or if any Litigation that could have a Material Adverse Effect, arbitration or governmental investigation or proceeding before any Tribunal, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect upon Borrower or any Subsidiary, shall be pending, or, to the knowledge of Borrower or any Subsidiary, threatened against Borrower or any Subsidiary or affecting the business or operations of Borrower or such Subsidiary; or if there shall have occurred any Material Adverse Change in the business, condition or operation (financial or otherwise) of Borrower or any Subsidiary since the Closing Date. Each request by Borrower for an Advance under the Revolving Commitment shall constitute a representation by Borrower that Borrower and each Subsidiary are in compliance with the provisions of this
SECTION 4.2.

     SECTION 4.3 LEGAL DETAILS. All documents executed or submitted pursuant hereto by Borrower and each Subsidiary shall be satisfactory in form and substance to Lender and Special Counsel. Lender and Special Counsel shall receive all information, and such counterpart originals or certified or other copies of any such materials, as Lender or Special Counsel may reasonably request. All legal matters incident to the transactions contemplated by this Agreement (including, without limitation, matters arising from time to time as a result of changes occurring with respect to any Laws) shall be reasonably satisfactory to Special Counsel.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

     From the date hereof, and so long as this Agreement is in effect and until payment in full of the Obligation and the performance of all other obligations of Borrower and each Subsidiary under this Agreement and the other Loan Documents, Borrower and each Subsidiary agrees and covenants that it shall, unless otherwise waived in writing by Lender, observe, perform, comply and fulfill each and every covenant, term and provision set forth below:

     SECTION 5.1 BOOKS, RECORDS AND PROPERTIES. Borrower and each Subsidiary shall maintain its respective books and records in accordance with GAAP. During normal business hours and after reasonable notice by Lender (provided that if a Default or Event of Default shall occur and be in existence, reasonable notice shall not be required) Borrower and each Subsidiary shall permit any of Lender's agents or representatives to have access to and examine the books and records of Borrower and each Subsidiary, including statements and schedules with respect to the Collateral, and to copy and make abstracts therefrom, and to inspect any of the business properties of Borrower and each Subsidiary at any time(s) hereafter during normal business hours.

     SECTION 5.2 FINANCIAL STATEMENTS AND REPORTS. Borrower and each Subsidiary shall furnish or cause to be furnished to Lender the following Financial Statements and reports:

     (a) QUARTERLY REPORTS OF BORROWER. On or before the forty-five (45) days after the end of each fiscal quarter of Borrower, (i) a Borrowing Base Report dated as of the last day of the immediately preceding quarter and (ii) to the extent that such information is not specifically included in the Borrowing Base Report, a report showing, as of such date, the Accounts of Borrower and each Subsidiary and the Eligible Accounts in such detail as shall be acceptable to Lender and the aging of all of such Accounts in categories of current, thirty
(30) days past due, sixty-one (61) or more days past due and ninety (90) or more days past due. Each such report shall be in detail reasonably acceptable to Lender and shall be certified as being complete and correct in all material respect by the chief financial officer of the party to whom the applicable Accounts are payable or another authorized officer or representative of such party reasonably acceptable to Lender.

     (b) QUARTERLY STATEMENTS OF BORROWER AND EACH SUBSIDIARY. As soon as practicable after the end of each fiscal quarter of Borrower, and in any event within forty-five (45) days after the end of each fiscal quarter, copies of Financial Statements of Borrower and each Subsidiary on a consolidated basis. Each such Financial Statement shall be in detail reasonably acceptable to Lender and shall be certified as being complete and correct in all material respects, subject to changes resulting from year-end adjustment, by the chief financial officer of Borrower or by another authorized officer or agent of Borrower reasonably acceptable to Lender.

     (c) ANNUAL STATEMENTS OF BORROWER. As soon as practicable after the end of each fiscal year of Borrower and in any event within one hundred twenty (120) days thereafter, copies of annual Financial Statements of Borrower, prepared on a consolidated basis, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an unqualified opinion of independent certified public accountants acceptable to Lender, which opinion shall state that the Financial Statements have been prepared in accordance with GAAP, that their examination has been made in accordance with generally accepted auditing standards and that said financial statements present fairly the financial position of Borrower and its results of operations.

     (d) QUARTERLY CERTIFICATE. Within forty-five (45) days after the end of each fiscal quarter of Borrower, a Compliance Certificate dated as of the last day of such fiscal quarter of Borrower.

     (e) CONTINGENT LIABILITIES REPORT. Promptly upon becoming aware, written notice of (i) any actual or potential contingent liabilities, including Litigation, against Borrower or any Subsidiary involving liability in an uninsured amount in excess of $125,000 and (ii) any other act, event or circumstance, the result of which could have a Material Adverse Effect upon Borrower or any Subsidiary.

     (f) SEC FILINGS. Promptly after the filing thereof, a true, correct and complete copy of each Form 10-K and Form 10-Q and each other report filed by or on behalf of Borrower with the Securities and Exchange Commission.

     SECTION 5.3 MAINTENANCE OF EXISTENCE AND PRESERVATION OF PROPERTY. Borrower and each Subsidiary shall cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation. Borrower and each Subsidiary shall keep its respective business property, including leasehold interests, necessary to continue its respective business in good operating condition.

     SECTION 5.4 INSURANCE. Borrower and each Subsidiary shall maintain in force with financially sound and reputable insurers, insurance policies required pursuant to the Loan Documents in accordance with the provisions thereof and such other policies with respect to their respective business properties and businesses against such casualties and contingencies (including fire, worker's compensation, business interruption and public liability) and in such amounts as is customary in the lines of business of comparable size and financial strength and as is acceptable to Lender, with loss payee endorsements in favor of Lender and noncancelable without thirty (30) days prior notice to Lender. Borrower and each Subsidiary shall supply evidence of such insurance to Lender upon request by Lender.

     SECTION 5.5 COMPLIANCE WITH APPLICABLE LAWS. Borrower and each Subsidiary shall comply in all material respects with the requirements of all applicable Laws and orders (including but not limited to the ERISA and Environmental Laws), Tribunals or other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses.

     SECTION 5.6 OTHER INFORMATION AND DOCUMENTS. Borrower and each Subsidiary shall promptly deliver to Lender such information, certificates and documents in addition to those herein mentioned as Lender may from time to time reasonably request.

     SECTION 5.7 DEFAULT. Borrower and each Subsidiary shall report to Lender immediately any Default or Event of Default and any notice of any claimed default under any other debt agreement, specifying the default and steps taken or to be taken to cure any such default.

     SECTION 5.8 TAXES. Borrower and each Subsidiary shall pay any stamp, loan, transaction or similar taxes that may be imposed on this Agreement, the Advances, the Notes, or any of the transactions hereunder, and shall pay all income, ad valorem, and other taxes (other than taxes of Lender that are measured by or calculated based upon income of Lender) before they become delinquent except taxes being contested by appropriate means and in good faith and levy and execution therein have been stayed and continued to be stayed. Any such taxes must be paid before their nonpayment causes a Lien to be filed on any of the Collateral.

     SECTION 5.9 FURTHER ASSURANCES. Borrower and each Subsidiary shall immediately, on request of Lender, correct any defect or error which may be discovered in the contents of any of the Loan Documents or in the execution or acknowledgment thereof, and will execute, acknowledge and deliver such further instruments and do such further acts as, in each case, may be necessary and as may be reasonably requested by Lender to carry out more effectively the purposes of this Agreement and the Loan Documents and to subject to the Liens any of the properties, rights or interests of Borrower or each Subsidiary covered or intended to be covered thereby, and to perfect and maintain all Liens at any time securing all or any part of the debt hereunder.

     SECTION 5.10 FILINGS. Borrower and each Subsidiary shall pay all expenses incurred in connection with the filing of any of the Collateral Documents or other Loan Documents and every other instrument in addition or supplemental to any thereof that shall be required by Law, or that Lender or Special Counsel reasonably may deem necessary, appropriate or otherwise advantageous to Lender, in order to evidence, perfect and/or maintain the validity and effectiveness of Liens at any time securing all or any part of the Obligation.

     SECTION 5.11 MAINTENANCE. Borrower and each Subsidiary shall maintain all of its respective property that is used or useful in its respective business in good condition and repair and make all necessary replacements thereof, and preserve and maintain all material leases, licenses, privileges, franchises, certificates and the like necessary for the operation of its respective business.

     SECTION 5.12 ERISA COMPLIANCE. Borrower and each Subsidiary shall (i) at all times, make timely payment of all contributions required under all Plans and required to meet the minimum funding standards set forth in ERISA with respect to its Plans, (ii) within thirty (30) days after the filing thereof, furnish to Lender copies of each annual report/return, as well as all schedules and attachments required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, and the regulations promulgated thereunder, in connection with each of its Plans for each Plan year,
(iii) notify Lender immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any of its Plans, which might constitute grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lender as to the reason therefor and the action, if any, proposed to be taken with respect thereto, and
(iv) furnish to Lender, upon its request, such additional information concerning any of its Plans as may be reasonably requested.

     SECTION 5.13 INDEMNITY. BORROWER AND EACH SUBSIDIARY SHALL INDEMNIFY, SAVE, AND HOLD HARMLESS LENDER AND ITS SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, ATTORNEYS, AND EMPLOYEES (COLLECTIVELY, THE "INDEMNITEES") FROM AND
AGAINST: (A) ANY AND ALL CLAIMS, DEMANDS, ACTIONS, OR CAUSES OF ACTION THAT ARE ASSERTED AGAINST ANY INDEMNITEE IF THE CLAIM, DEMAND, ACTION OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY RELATES TO THE OBLIGATION, THE USE OF PROCEEDS OF ANY ADVANCE UNDER THE TERM LOAN OR THE REVOLVING COMMITMENT, OR THE RELATIONSHIP OF BORROWER AND LENDER, OR OF ANY GUARANTOR AND

LENDER, UNDER THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED PURSUANT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, (B) ANY PROCEEDING OR ANY ADMINISTRATIVE, INVESTIGATIVE OR ARBITRATION PROCEEDING BY OR BEFORE ANY TRIBUNAL OR ARBITRATION BODY DIRECTLY OR INDIRECTLY RELATED TO (I) A CLAIM, DEMAND, ACTION OR CAUSE OF ACTION DESCRIBED IN CLAUSE (A) ABOVE OR (II) ANY CLAIM, DEMAND, PROCEEDING, ACTION OR CAUSE OF ACTION INVOLVING BORROWER, ANY SUBSIDIARY OR ANY AFFILIATE (INCLUDING ANY SHAREHOLDER) OF BORROWER OR ANY SUBSIDIARY IN WHICH ANY INDEMNITEE INCURS COSTS AND EXPENSES AS A RESULT OF ANY REQUIREMENT THAT SUCH INDEMNITEE TESTIFY OR PRODUCE RECORDS THEREIN, AND
(C) ANY AND ALL LIABILITIES, LOSSES, COSTS, OR EXPENSES (INCLUDING ATTORNEYS' FEES AND DISBURSEMENTS) THAT ANY INDEMNITEE SUFFERS OR INCURS AS A RESULT OF ANY OF THE FOREGOING (OTHER THAN AS A RESULT OF ANY LITIGATION COMMENCED BY AN INDEMNITEE IN WHICH SUCH INDEMNITEE IS NOT THE PREVAILING PARTY), EXPRESSLY INCLUDING ANY SUCH CLAIMS, LOSSES OR LIABILITIES ARISING OUT OF MERE NEGLIGENCE OF LENDER; PROVIDED, HOWEVER, THAT NEITHER BORROWER NOR ANY SUBSIDIARY SHALL HAVE ANY OBLIGATION UNDER THIS SECTION 5.13 TO A PARTICULAR INDEMNITEE OR WITH RESPECT TO ANY OF THE FOREGOING ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. IF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS ASSERTED AGAINST ANY INDEMNITEE, SUCH INDEMNITEE SHALL PROMPTLY NOTIFY BORROWER AND EACH SUBSIDIARY, BUT THE FAILURE TO SO PROMPTLY NOTIFY BORROWER OR ANY SUBSIDIARY SHALL NOT AFFECT THE OBLIGATIONS OF BORROWER OR ANY SUBSIDIARY UNDER THIS SECTION 5.13. ANY OBLIGATION OR LIABILITY OF BORROWER OR ANY SUBSIDIARY TO ANY INDEMNITEE UNDER THIS SECTION
5.13 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT AND THE REPAYMENT OF THE OBLIGATION.

     SECTION 5.14 CONTINGENT LIABILITIES. Borrower and each Subsidiary shall immediately inform Lender of the actual or potential incurrence of any contingent liability, including the amount and to whom the obligation is or may be payable.

     SECTION 5.15 POST-CLOSING LIEN RELEASE REQUIREMENTS. Within ten (10) days after the Closing Date (or such longer period as Lender may reasonably agree to in the event that any such items cannot practicably be obtained within such ten (10) day period, and in any event within thirty (30) days after the Closing Date), Borrower shall deliver or cause to be delivered to Lender evidence in form and content satisfactory to Lender of (a) the payment in full of the Subordinate Notes and (b) releases of all liens and security interests and financing statements related thereto.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

     From the date hereof and so long as this Agreement is in effect and until payment in full of the Obligation, the expiration or termination of all Letters of Credit, and the performance of all other obligations of Borrower and each Subsidiary under this Agreement and the other Loan Documents, Borrower and each Subsidiary agrees and covenants that it shall observe, perform, comply and fulfill each and every covenant, term and provision set forth below, unless Lender shall otherwise give its prior written consent:

     SECTION 6.1 LIMITATION ON DEBT. Neither Borrower nor any Subsidiary shall incur, create, contract, waive, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Debt, except (i) Debt to Lender arising under this Agreement, (ii) current liabilities for taxes and assessments, wages, employee benefits, general and administrative expenses not otherwise prohibited herein, incurred in the ordinary course of business, (iii) Debt in respect of current accounts payable (other than for borrowed funds or purchase money obligations) accrued and incurred in the ordinary course of business, provided that all such liabilities, accounts and claims shall be promptly paid and discharged when due or in conformity with customary trade terms, (iv) Debt arising under any depository agreement between Borrower or any Subsidiary and Lender, (v) Debt of Borrower or any Subsidiary existing on the date hereof and described in EXHIBIT "G", or (vi) purchase money debt incurred in the ordinary course of business and of which Borrower has promptly notified Lender, provided that the amount of such purchase money debt shall not exceed $300,000 with respect to the acquisition of any particular item of personal property and shall not exceed $500,000 in the aggregate at any time.

     SECTION 6.2 LIENS. Neither Borrower nor any Subsidiary shall grant, permit or suffer to exist any Lien on any of its property or assets, except for Permitted Liens.

     SECTION 6.3 TRANSFER OF ASSETS. Neither Borrower nor any Subsidiary shall sell, lease, transfer, or otherwise dispose of any of its respective business assets, except in the ordinary course of business and for full and fair consideration.

     SECTION 6.4 NEW INDUSTRY. Neither Borrower nor any Subsidiary shall enter any industry or type of business other than the types of business presently conducted by Borrower and each Subsidiary, respectively, and other businesses directly related thereto.

     SECTION 6.5 RESTRICTED INVESTMENTS. Neither Borrower nor any Subsidiary shall make or have outstanding any Investments, except for Permitted Investments.

     SECTION 6.6 TRANSACTIONS WITH AFFILIATES. Neither Borrower nor any Subsidiary shall enter into any transaction with any Affiliate except in the ordinary course of the business of Borrower or any Subsidiary, and on fair and reasonable terms no less favorable to Borrower or any Subsidiary than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

     SECTION 6.7 SENIOR FUNDED DEBT TO EBITDA RATIO. Borrower shall not permit the Senior Funded Debt To EBITDA Ratio to be more than 1.50 to 1.00 at the end of any fiscal quarter. In computing such ratio, there shall not be included any charge to earnings resulting from the Simulation Sale or any increase in earnings which may result from reversing any charge to earnings previously taken in connection with the Simulation Sale.

     SECTION 6.8 CURRENT MATURITIES COVERAGE RATIO. Borrower shall not permit the Current Maturities Coverage Ratio to be less than 2.0 to 1.00 at the end of any fiscal quarter. In computing such ratio, there shall not be included any charge to earnings resulting from the Simulation Sale or any increase in earnings which may result from reversing any charge to earnings previously taken in connection with the Simulation Sale.

     SECTION 6.9 FIXED CHARGE COVERAGE RATIO. Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 2.00 to 1.00 at the end of any fiscal quarter.

     SECTION 6.10 NAME, FISCAL YEAR AND ACCOUNTING METHOD. Neither Borrower nor any Subsidiary shall change its name, fiscal year or method of accounting except as required by GAAP.

     SECTION 6.11 LIQUIDATION, MERGERS, CONSOLIDATIONS AND DISPOSITIONS OF SUBSTANTIAL ASSETS. Neither Borrower nor any Subsidiary shall dissolve or liquidate, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all or substantially all of the assets or capital stock of any Person, or sell, transfer, lease or otherwise dispose of all or any substantial part of its property, assets or business.

     SECTION 6.12 NO AMENDMENTS. Neither Borrower nor any Subsidiary shall amend its articles of incorporation or bylaws without the prior written consent of Lender, which consent shall not be unreasonably withheld.

     SECTION 6.13 RESTRICTIONS ON DISTRIBUTIONS BY AND PURCHASES OF INTERESTS IN BORROWER OR ANY SUBSIDIARY. Neither Borrower nor any Subsidiary shall, directly or indirectly, declare or make or incur any liability to make any Distributions, nor shall Borrower or any Subsidiary, directly or indirectly, purchase or redeem or incur any liability to purchase or redeem any interest in Borrower or any Subsidiary other than Distributions from any Subsidiary to Borrower. Without limiting the foregoing, Borrower shall not distribute any assets or make any other Distributions to Berg, or permit Berg to acquire any assets.

     SECTION 6.14 OWNERSHIP OF SUBSIDIARIES. Borrower shall not agree to, consent to, vote for or approve any action or transaction that has, or may reasonably be expected to have, the effect, either directly or indirectly, of changing the ownership of any Subsidiary from the ownership that exists on the date hereof.

     SECTION 6.15 MANAGEMENT OF BORROWER AND THE SUBSIDIARIES. Neither Borrower nor any Subsidiary shall substantially change its respective present executive or management personnel.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

     Borrower and each Subsidiary represents and warrants to Lender as follows:

     SECTION 7.1 ORGANIZATION; QUALIFICATION; AUTHORITY. Borrower and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Borrower and each Subsidiary is duly qualified to transact business as a foreign corporation and, is in good standing in all states in which it is doing business or is otherwise required to so qualify, unless the failure to qualify would not have a Material Adverse Effect. The respective Board of Directors of Borrower and each Subsidiary has duly authorized the execution, delivery and performance of the Loan Documents to be executed by Borrower and each Subsidiary. No consent of the shareholders of Borrower or any Subsidiary is required as a prerequisite to the validity and enforceability of any Loan Documents or any other document contemplated hereby. Borrower and each Subsidiary has full legal right and corporate power (if such party is a corporation), and authority to execute, deliver, and perform its obligations under the Loan Documents to be executed and delivered by it. EXHIBIT "H" attached hereto lists all of the Subsidiaries and the ownership thereof.

     SECTION 7.2 FINANCIAL STATEMENTS. The Financial Statements (including any related schedules and/or notes) heretofore delivered to Lender (whether delivered to Lender in connection with this Agreement, or otherwise) and/or required to be delivered to Lender pursuant hereto are true and correct in all material respects (subject, as to interim statements, to charges resulting from audits and year-end adjustments), have been prepared in accordance with GAAP (except, as to interim statements, for notes) consistently followed throughout the periods specified, and fairly present the financial condition and results of operations of Borrower or the applicable Subsidiary as at the dates thereof and for the periods indicated. There has been no Material Adverse Change in the business, condition or operations (financial or otherwise) of Borrower or any Subsidiary since December 31, 1995.

     SECTION 7.3 CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither Borrower nor any Subsidiary is a party to any contract or agreement or subject to any restriction which materially and adversely affects the business, property or assets or financial condition of Borrower or any Subsidiary. Neither the execution nor delivery of this Agreement, the Notes, or the other Loan Documents, nor fulfillment of nor compliance with the terms and provisions of this Agreement, the Notes or the other Loan Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (except for Liens in favor of Lender created by the Loan Documents) upon any of the properties or assets of Borrower or any Subsidiary pursuant to the articles of incorporation of Borrower or such Subsidiary, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which Borrower or any Subsidiary is subject, or to which its respective property is subject. Neither Borrower nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of Borrower or any Subsidiary, any agreement relating thereto or any other contract or agreement which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of Borrower or any Subsidiary of the type to be evidenced by the Notes or by the Guaranties to be executed by the Subsidiaries pursuant hereto.

     SECTION 7.4 GOVERNMENTAL CONSENT. Neither the nature of Borrower or any Subsidiary, nor their respective businesses or properties, nor any relationship between Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of this Agreement, the Loan Documents or the Note is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or Tribunal (other than routine filings and recordings to perfect Liens in favor of Lender) in connection with the execution and delivery of this Agreement, the Notes, the other Loan Documents, or the fulfillment of or compliance with the terms and provisions hereof, of the Notes or of the other Loan Documents.

     SECTION 7.5 ENFORCEABILITY. This Agreement, the Notes, the Guaranty Agreements and the other Loan Documents are legal, valid and binding obligations of Borrower and each Subsidiary, as applicable, enforceable against Borrower and each Subsidiary, as applicable, in accordance with their terms.

     SECTION 7.6 LITIGATION. Except as described in EXHIBIT "I" (and, with respect to subsequent affirmations of this representation and warranty, except as theretofore disclosed to Lender in writing), there is no Litigation pending or, to the knowledge of Borrower or any Subsidiary, threatened against Borrower or any Subsidiary, or any properties or rights of Borrower or any Subsidiary, by or before any court, arbitrator or Tribunal. There is no Litigation pending or, to the knowledge of Borrower or any Subsidiary, threatened against Borrower or any Subsidiary which purports to affect the validity or enforceability of this Agreement, the Notes or any of the other Loan Documents.

     SECTION 7.7 OUTSTANDING DEBT. Neither Borrower nor any Subsidiary has any outstanding Debt except as described on EXHIBIT "G" (and, with respect to subsequent affirmations of this representation and warranty, except as otherwise permitted hereunder). There exists no default under the provisions of any instrument evidencing such Debt or of any material agreement relating thereto.

     SECTION 7.8 TITLE TO PROPERTIES. Neither Borrower nor any Subsidiary owns fee title to any real property. Borrower and each Subsidiary has good title to all of its other respective properties and assets, subject to no Lien of any kind except Permitted Liens. All leases necessary in any material respect for the conduct of the respective businesses of Borrower and each Subsidiary are valid and subsisting and are in full force and effect.

     SECTION 7.9 TAXES. Borrower and each Subsidiary has paid all taxes and assessments owed by it to the extent that such taxes and assessments have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

     SECTION 7.10 REGULATION U, ETC. Borrower neither owns nor has any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of any advance of the Term Loan nor any Advance under the Revolving Commitment will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U, Regulation G, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

     SECTION 7.11 ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan. No liability to the PBGC has been or is expected by Borrower or any Subsidiary to be incurred with respect to any Plan by Borrower or any Subsidiary which is or would be materially adverse to Borrower or any Subsidiary. Neither Borrower nor any Subsidiary has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to Borrower or any Subsidiary.

     SECTION 7.12 DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished, or to be furnished from time to time, to Lender by or on behalf of Borrower or any Subsidiary in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in any material respect. There is no fact known to Borrower or any Subsidiary that is peculiar to Borrower or any Subsidiary which materially and adversely affects or in the future may (so far as Borrower or any Subsidiary can now foresee) materially and adversely affect the business, property or assets, or financial condition of Borrower or any Subsidiary and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to Lender by or on behalf of Borrower or a Subsidiary prior to the date hereof in connection with the transactions contemplated hereby.

     SECTION 7.13 ENVIRONMENTAL MATTERS. Borrower and each Subsidiary, the plants and sites it owns, and to the best of its knowledge, the plants and sites which it leases, have complied with all applicable federal, state, local and regional statutes, ordinances, orders, judgments, rulings and regulations relating to any matters of pollution or of environmental regulation or control except, in any such case, where such failure to comply would not result in a Material

Adverse Effect to Borrower or any Subsidiary. Without limiting the generality of the preceding sentence, neither Borrower nor any Subsidiary has received notice of or has actual knowledge of any actual, claimed or asserted failure so to comply which alone or together with any other such failure is material and would result in a Material Adverse Effect upon Borrower or any Subsidiary. During periods of use, ownership, occupancy or operation by Borrower or any Subsidiary, neither Borrower, nor any Subsidiary nor their respective plants or sites have managed, generated, released or disposed of any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used or defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act and the Clean Water Act, in material violation of or in a manner which would result in liability under such statutes or any regulations promulgated pursuant thereto or any other applicable law, except where such noncompliance or liability would not result in a Material Adverse Effect upon Borrower or any Subsidiary.

     SECTION 7.14 SUFFICIENCY OF CAPITAL. Borrower and each Subsidiary is, and after consummation of this Agreement and after giving effect to the Obligation incurred and Liens created in connection herewith will be, Solvent. As used in this SECTION 7.14, "Solvent" means, with respect to a particular date, that on such date (a) the fair value of the property of the applicable party is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such party, (b) the present fair salable value of the assets of such party is not less than the amount that will be required to pay the probable liability of such party on its debts as they become absolute and matured, (c) such party is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such party does not intend to, or believes that it will, incur debts or liabilities beyond such party's ability to pay as such debts and liabilities mature, and (e) such party is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such party's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such party is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or material liability.

     SECTION 7.15 NO FINANCING OF CORPORATE TAKEOVERS. None of the advances under the Term Loan or Advances under the Revolving Commitment will be used to acquire any security in any transaction which is subject to Sections 13 or 14 of the Securities Exchange Act of 1934, including particularly (but without limitation) Sections 13(d) and 14(d) thereof.

     SECTION 7.16 PRINCIPAL OFFICE, ETC. The principal office, chief executive office and principal place of business of Borrower and each Subsidiary is located at 2400 Louisiana Blvd. NE, AFC Building 5, Suite 600, Albuquerque, NM 87110. Borrower and each Subsidiary maintains its principal records and books at such address.

     SECTION 7.17 COMPLIANCE WITH LAWS. Borrower and each Subsidiary is in compliance in all material respects with all material Laws which are applicable to it or its properties.

     SECTION 7.18 GOVERNMENT REGULATION. Neither Borrower nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended), or any other Law (other than Regulation X) which regulates the incurring by a Person of Debt.

     SECTION 7.19 INSIDER. Neither Borrower nor any Subsidiary is, and no Person having "control" (as that term is defined in 12 U.S.C. Section 375(b)(5) or in regulations promulgated pursuant thereto) of Borrower or any Subsidiary is, an "executive officer," "director," or "principal shareholder" (as those terms are defined in 12 U.S.C. Section 375(b) or in regulations promulgated pursuant thereto) of Lender, of a bank holding company of which Lender is a subsidiary, or of any subsidiary of a bank holding company of which Lender is a subsidiary, or of any bank at which Lender maintains a "correspondent account" (as such term is defined in such statute or regulations), or of any bank which maintains a correspondent account with Lender.

     SECTION 7.20 FAIR LABOR STANDARDS ACT. Borrower and each Subsidiary has complied with, and will continue to comply with, the provisions of the Fair Labor Standards Act of 1938, 29 U.S.C.Section 200, ET SEQ., as amended from time to time (the "FLSA"), including specifically, but without limitation, 29 U.S.C.
Section 215(a). This representation and warranty, and each reconfirmation hereof, shall constitute written assurance from Borrower and each Subsidiary, given as of the date hereof and as of the date of each reconfirmation, that Borrower and each Subsidiary has complied in all material respects with the requirements of the FLSA, in general, and Section 215(a)(1) thereof in particular.

     SECTION 7.21 CASUALTIES. Neither the business nor the properties of Borrower or any Subsidiary is currently affected by any environmental hazard, fire, explosion, accident, strike, lockout or other labor dispute, drought, storms, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance), which could have a Material Adverse Effect upon Borrower or any Subsidiary.

     SECTION 7.22   INVESTMENT COMPANY ACT.  Neither Borrower nor any Subsidiary
(i) is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or (ii) is controlled by such a company. Borrower will not conduct its business in such a way that it will become subject to regulation under the Investment Advisers Act of 1940, as amended.

     SECTION 7.23 NO DEFAULT. No event has occurred and is continuing which constitutes a Default or an Event of Default.

     SECTION 7.24 REPRESENTATIONS AND WARRANTIES. The delivery of any document to Lender under the terms of this Agreement shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Default or Event of Default exists and that all representations and warranties contained in this ARTICLE VII or in any other Loan Document are true and correct on and as of such date.

     SECTION 7.25 FISCAL YEAR AND ACCOUNTING METHODS. Neither Borrower, any Subsidiary will change its Fiscal Year or its method of accounting (other than changes as are concurred with by such Person's independent public accountants as being required by GAAP); provided, that, Lenders will not unreasonably withhold their consent to any such change in method of accounting if such change is in compliance with GAAP.

     SECTION 7.26 SUBSIDIARIES. Berg and GreenSpring are the only Subsidiaries of Borrower as of the Closing Date. Borrower owns 100% of all issued and outstanding stock of Berg and GreenSpring, and any stock options or warrants with respect to the stock of Berg or GreenSpring.

     SECTION 7.27 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by Borrower and/or any Subsidiary herein shall survive delivery of the Notes, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely thereon.


                                  ARTICLE VIII

                                     DEFAULT

     SECTION 8.1 EVENTS OF DEFAULT. The term "Event of Default" as used herein, means the occurrence and continuance of any one or more of the following events (including the passage of time, if any, specified therefor):

     (a) Borrower or any Subsidiary shall fail to pay, when due, whether by its terms, acceleration, maturity or otherwise, any amount, whether principal, interest or other amounts, payable hereunder, under the Notes or under any of the other Loan Documents; provided, however, that, except in the case of maturity of the Notes, such nonpayment shall not be deemed an Event of Default until the expiration of five (5) days after written notice thereof to Borrower; provided, further, that if Lender has delivered written notice of nonpayment of any such part of the Obligation two (2) times during the preceding twelve (12) month period, then Borrower shall not be entitled to any notice from Lender, and any nonpayment of the Obligation, or any part thereof, when due shall automatically be an Event of Default; or

     (b) Any representation or warranty made by Borrower or any Subsidiary under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

     (c) Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained herein or contained in any other Loan Document and, except (i) in the case of any breach or noncompliance with the provisions of SECTIONS 5.2, 5.3, 5.7, 5.15, and ARTICLE VI or (ii) if any event is covered in another subsection of this SECTION 8.1 (for which either such circumstance there shall not be given the notice and cure period herein granted), such failure continues for thirty (30) days after written notice thereof from Lender to Borrower; or

     (d) Borrower or any Subsidiary shall fail to pay any Debt which is, either separately or in the aggregate, in the amount of $200,000 or more, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

     (e) Borrower or any Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower or any Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Relief Laws, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or Borrower or any Subsidiary shall take any action to authorize any of the actions set forth above in this SECTION 8.1(E); provided, however, that the filing of any such proceeding against Borrower or any Subsidiary shall not constitute an Event of Default if same is dismissed within sixty (60) days of the date of filing of same; or

     (f) Any judgment or order for the payment of money in excess of $200,000 shall be rendered against Borrower or any Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (g) Lender for any reason shall cease to have a valid and perfected first priority security interest in any portion of the Collateral purported to be covered by any of the Collateral Documents; or

     (h) Any material provision of the Loan Documents shall at any time for any reason cease to be valid and binding on Borrower or any Subsidiary or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or any Subsidiary, or a proceeding shall be commenced by any Tribunal having jurisdiction over Borrower or any

Subsidiary or any Collateral, seeking to establish the invalidity or unenforceability thereof and such proceeding shall remain undismissed or unstayed for a period of thirty (30) days, or Borrower or any Subsidiary shall deny that it has any or further liability or obligation thereunder; or

     (i) The occurrence of a default or event of default (howsoever designated) contained in any other Loan Document and such default or event of default shall continue beyond any applicable grace period; or

     (j) The occurrence of any event deemed material and adverse with respect to Borrower or any Subsidiary, or their respective businesses or financial condition, as reasonably determined by Lender.

     SECTION 8.2    REMEDIES UPON DEFAULT.  If an Event of Default specified in
SECTION 8.1(e) shall occur and be continuing, the aggregate unpaid principal balance of and accrued interest on the Obligation shall thereupon immediately become due and payable and the Revolving Commitment shall immediately terminate concurrently therewith, without any action by Lender and without diligence, presentment, demand, protest, notice of protest, notice of acceleration or notice of intent to accelerate, or notice of any other kind, all of which are hereby expressly waived. Should any other Event of Default occur and be continuing, Lender may do any one or more of the following:

     (a) ACCELERATION. Declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable without any action by Lender and without diligence, presentment, demand, protest, notice of protest, notice of acceleration or notice of intent to accelerate or notice of any other kind, all of which are hereby expressly waived.

     (b)  TERMINATION.  Terminate the Revolving Commitment.

     (c)  JUDGMENT.  Reduce any claim to judgment.

     (d) RIGHTS. Exercise any and all Rights afforded by the Laws of the State of Texas or any other jurisdiction, including, but not limited to, the UCC, or by any of the Loan Documents, or by Law, in equity, or otherwise.

     (e) OFFSET. Exercise the Rights of offset and/or banker's Lien against the interest of Borrower and/or any Subsidiary in and to every account and other property of Borrower or any Subsidiary which is in the possession of Lender, to the extent of the full amount of the Obligation.

     SECTION 8.3 PERFORMANCE BY LENDER. Should any covenant, duty or agreement of Borrower or any Subsidiary fail to be performed in all material respects in a timely manner in accordance with the terms of this Agreement or the other Loan Documents, Lender may, at its option, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower or any Subsidiary. In such event, Borrower and each Subsidiary shall, jointly and severally, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at Lender's Principal Office, together with interest thereon at the Default Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender shall not have any liability or responsibility for the performance of any duties of Borrower or any Subsidiary hereunder.

     SECTION 8.4 LENDER NOT IN CONTROL. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the Rights or power to exercise control over the affairs or management of Borrower or any Subsidiary, the power of Lender being limited to the Right to exercise the remedies provided in this ARTICLE VIII; PROVIDED that, if Lender becomes the owner of any interest in Borrower or any Subsidiary, whether through foreclosure or otherwise, Lender shall be entitled to exercise such legal Rights as it may have by being an owner of such interest in Borrower or any Subsidiary.

     SECTION 8.5 WAIVERS. The acceptance by Lender at any time and from time to time of part payment on the Obligation shall not be deemed to be a waiver of any Event of Default or Default then existing. No waiver by Lender of any particular Event of Default or Default shall be deemed to be a waiver of any Event of Default or Default other than said particular Event of Default or Default. No delay or omission by Lender in exercising any Right under any Loan Documents shall impair such Right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

     SECTION 8.6 CUMULATIVE RIGHTS. All Rights available to Lender under the Loan Documents shall be cumulative of and in addition to all other Rights granted to Lender at Law in equity or otherwise, whether or not the Obligation be due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with any Loan Document.

     SECTION 8.7 EXPENDITURES BY LENDER. Any sums, including reasonable attorneys' fees, spent by Lender pursuant to the exercise of any Right provided in this ARTICLE VIII shall become part of the Obligation and shall bear interest at the Default Rate from the date spent until the date repaid by Borrower.

     SECTION 8.8 APPLICATION OF PROCEEDS. All payments on the Credit Facility received by Lender during the existence of an Event of Default, and the proceeds of any sale or disposition of, and all proceeds generated by the holding, leasing, operation or other use of, the Collateral, or any part thereof, during the existence of an Event of Default and upon the exercise of the rights and remedies of Lender hereunder or under any of the Loan Documents, shall be applied by Lender, the applicable trustee or the receiver, if one is appointed, to the extent that funds are so available therefrom, in the following order of priority, or as otherwise may be determined by Lender:

          (a) First, to the payment of the costs and expenses of taking possession of the Collateral and holding, using, leasing, repairing, improving or selling the same, including without limitation (i) trustee's and receiver's fees, court costs, attorneys' and accountants' fees, (ii) costs of advertisement and (iii) the payment of any and all Impositions and amounts secured by any Liens equal or superior to Lender's Liens.

          (b) Second, to the payment of the Obligation, other than the unpaid principal balance of the Notes and accrued unpaid interest thereon, then due and payable to Lender under the Loan Documents, and any advances made by Lender to effect performance of any unperformed obligations of Borrower under any of the Loan Documents, together with any accrued interest thereon if and as provided in the Loan Documents.

          (c) Third, to the payment of any and all accrued and unpaid interest due on the Notes.

          (d) Fourth, to the payment of the unpaid principal balance of the Notes, in the inverse order of maturity unless Lender determines otherwise (provided that in the case the entire principal amount of the Term Loan and the Revolving Loan is then due and payable, such amount may be applied to interest and/or principal in such order or manner as Lender shall determine).

          (e) Fifth, to the extent known by Lender and required or permitted by law, to the payment of any indebtedness or obligation secured by Liens against the Collateral, as applicable, which are subordinate to Lender's Liens.

          (f)  Sixth, to Borrower or such other Person entitled to the same.

     SECTION 8.9 SETOFF. Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits (general or special, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from Lender to Borrower, and any securities or other property of Borrower in the possession of Lender may be applied to or set off against the payment of the Obligation due to Lender in such order and manner as Lender may determine in its sole discretion, regardless of whether Lender shall have made any demand under this Agreement or the Notes and although the Obligation may be unmatured.


                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.1 ACCOUNTING TERMS. All accounting and financial terms used herein, and the compliance with each covenant contained herein which relates to financial matters, shall be determined in accordance with GAAP, except to the extent that a deviation therefrom is expressly stated herein.

     SECTION 9.2 MONEY. Unless stipulated otherwise, all references herein to "Dollars", "money", payments", or other similar financial or monetary terms, are references to currency of the United States of America.

     SECTION 9.3 NUMBER AND GENDER OF WORDS. Wherever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     SECTION 9.4 HEADINGS. The headings, captions and arrangements used in this Agreement and the other Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of any Loan Document, nor affect the meaning thereof.

     SECTION 9.5 ARTICLES, SECTIONS, AND EXHIBITS. All references to "Article", "Sections", "subparagraphs" or "subsections" contained herein are, unless specifically indicated otherwise, references to articles, sections, subparagraphs and subsections of this Agreement. All references to "Exhibits" and "Schedules" contained herein are references to exhibits and schedules attached hereto, all of which are made a part hereof for all purposes, the same as if set forth herein verbatim. If any exhibit or schedule attached hereto which is to be executed and delivered contains blanks or is otherwise required to be updated from time to time, it shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to, at the time of or after the execution and delivery thereof.

     SECTION 9.6    NOTICES AND DELIVERIES.

     (a) MANNER OF DELIVERY. All notices, communications and materials (including all information) to be given or delivered pursuant to this Agreement shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing. All written notices, communications and materials shall be sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or delivered by hand or overnight courier. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent Lender, Borrower or any Subsidiary has acted in reliance on such telephonic notice.

     (b) ADDRESSES. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

          (i)  if to Borrower or any Subsidiary, care of Borrower at:

               SBS Engineering, Inc.
               2400 Louisiana Blvd., NE
               AFC Building 5, Suite 600
               Albuquerque, NM  87110
               Telephone No: (505) 875-0600
               Telecopier No: (505) 875-0404
               Attention: Mr. Christopher J. Amenson, President

          (ii) if to Lender, to it at:

               NationsBank of Texas, N.A.
               NationsBank Plaza
               901 Main Street
               7th Floor
               Dallas, Texas 75202
               Telephone No: (214) 508-0316
               Telecopier No: (214) 508-3138
               Attention:  Commercial Banking Group

or at such other address, telecopier or telephone number or to the attention of such other individual or department as the party to which such information may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

     (c) EFFECTIVENESS. Each notice, communication and any material to be given or delivered to Lender, Borrower or any Subsidiary pursuant to this Agreement shall be effective or deemed delivered or furnished (i) if sent by mail, on the second (2nd) Business Day after such notice, communication or material is deposited in the mail, addressed as above provided, (ii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this SECTION 9.6 and the appropriate receipt is received or acknowledged, (iii) if sent by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided and the appropriate receipt is received or acknowledged, and
(iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered except that notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be effective until received.

     SECTION 9.7 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and the delivery of this Agreement, the Notes and the other Loan Documents. All statements contained in any certificate or other instrument delivered by or on behalf of Borrower or any Subsidiary hereunder shall be deemed to constitute representations and warranties made by Borrower or the applicable Subsidiary.

     SECTION 9.8 PARTIES IN INTEREST. All covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that neither Borrower nor any Subsidiary may assign its rights hereunder without the prior written consent of Lender.

     SECTION 9.9 EXPENSES. Borrower and each Subsidiary jointly and severally agrees (a) to pay all out-of-pocket expenses of Lender in connection with the negotiation and preparation of this Agreement, including exhibits and amendments hereto, consents and waivers to any of the other Loan Documents as may from time to time hereafter be requested or required, and the reasonable fees and expenses of Special Counsel from time to time in connection with the negotiation, preparation and execution of the Loan Documents, and (b) to pay or reimburse Lender for all reasonable costs and expenses, including, without limitation, reasonable fees and expenses of counsel to Lender incurred in connection with the enforcement or preservation of any rights under or the collection of any amounts due pursuant to any of the Loan Documents; provided, that subsequent to an Event of Default, Borrower and each Subsidiary jointly and severally agree to pay or reimburse Lender for all costs and expenses. The obligations of Borrower and the Subsidiaries under this SECTION 9.9 shall survive any termination of this Agreement.

     SECTION 9.10 GOVERNING LAW. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THE LOAN DOCUMENTS OR THE LAWS OF ANY OTHER STATE GOVERN THE PERFECTION OR LENDER'S LIENS IN THE COLLATERAL, AND EXCEPT TO THE EXTENT FEDERAL LAW GOVERNS PURSUANT TO SECTION 9.12 HEREOF. WITHOUT EXCLUDING ANY OTHER JURISDICTION, BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. BORROWER, EACH SUBSIDIARY AND LENDER HEREBY AGREE THAT EXCEPT FOR SECTION 15.10(b) THEREOF, THE PROVISIONS OF ART. 5069-15.01 ET SEQ. OF THE REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, SHALL NOT APPLY TO THIS AGREEMENT AND THE NOTES.

     SECTION 9.11 MANDATORY ARBITRATION. (A) ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF

JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("JAMS"), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (b) SPECIAL RULES. The arbitration shall be conducted in Dallas, Texas and administered by JAMS who will appoint an arbitrator; if JAMS is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

     (c) RESERVATIONS OF RIGHTS. Nothing in this Agreement or any other Loan Document shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of Lender hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Lender's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

     SECTION 9.12 LIMITATION ON INTEREST. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with the Notes, the Advances and the Letters of Credit. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to any of the Advances or the Letters of Credit, or if acceleration of the maturity of the Notes, any prepayment by Borrower, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of the Notes (or, if the Notes have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Notes and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by the Notes shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate or maximum amount of interest permitted under applicable law. The term
"APPLICABLE LAW" as used herein shall mean the laws of the State of Texas, or any other applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this SECTION 9.12 shall control all agreements between Borrower and Lender.

     SECTION 9.13 VALIDITY OF LIENS. Borrower hereby (a) affirms the liens and security interests created pursuant to the Original Credit Agreement and the Collateral Documents and other Loan Documents executed in connection therewith, as modified and restated hereby, (b) agrees that all such liens and security interests shall remain in place until such time as the Notes and the Obligation have been paid in full, (c) agrees that this Agreement and the other Loan Documents shall in no manner affect or impair such liens and security interests, and that the liens shall not in any manner be waived, the purpose of this Agreement and such other Loan Documents being to modify, renew and restate certain terms of the Original Loan Agreement, and (d) acknowledges that all such liens and security interests are valid and subsisting and in full force and effect and secures the Obligation.

     SECTION 9.14 REAFFIRMATION OF DEBT. This Agreement and the Loan Documents executed in connection herewith constitute only an amendment and restatement of the Original Credit Agreement and the Collateral Documents and other Loan Documents executed in connection therewith (collectively, the "ORIGINAL LOAN DOCUMENTS") and not a novation thereof or of any indebtedness secured thereby. The parties have expressly intended and continue to intend that none of the execution, delivery, and performance of any other documents executed since the date of the Original Credit Agreement, including but not limited to this herewith, shall have constituted a novation or discharge of any indebtedness previously existing, as evidenced by the Original Loan Documents. Without limiting the generality of the foregoing and without intending to affect the priority of the Original Loan Documents, each of Borrower and Subsidiaries hereby expressly reaffirms the grants and assignments, under the Original Loan Documents, of all liens upon and security interests in the collateral described therein as security for the Obligation and further irrevocably grants and regrants, bargains and rebargains, sells and resells, conveys and reconveys, mortgages and remortgages, assigns and reassigns, sets over and resets over, and grants and regrants security interest in, unto Lender forever, all collateral described in each of the Original Loan Documents as security for the Obligation, in accordance with the terms and conditions of such Original Loan Documents, as amended by this Agreement and the Loan Documents executed in connection herewith.
Except as expressly modified and restated by the terms of this Agreement and the Loan Documents executed in connection herewith, the Original Loan
Documents shall remain in full force and effect.

     SECTION 9.15 LIEN PRIORITY. Nothing contained herein or in any of the other Loan Documents shall affect or impair the priority of the liens and security interests arising under the Original Credit Agreement and documents executed in connection therewith.

     SECTION 9.16 TIME OF ESSENCE. Time shall be of the essence in this Agreement with respect to all of Borrower's obligations hereunder.

     SECTION 9.17 RENEWAL, EXTENSION OR REARRANGEMENT. All provisions of this Agreement and of the other Loan Documents shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Obligation originally represented by the Notes.

     SECTION 9.18 INCONSISTENT PROVISIONS. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the other Loan Documents, the terms of this Agreement shall control.

     SECTION 9.19 CONSTRUCTION. The parties hereto acknowledge and agree that neither this Agreement nor any other Loan Document shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiations and preparation of this Agreement and the other Loan Documents.

     SECTION 9.20 SEVERABILITY. If any provision of this Agreement or any other Loan Document is held to be illegal, invalid or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, the appropriate agreement or instrument shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provision thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, IN LIEU of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such agreement or instrument a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     SECTION 9.21 AMENDMENT. The provisions of this Agreement and each other Loan Document may not be amended, modified or waived except by the written agreement of Borrower and Lender. This Agreement embodies the entire agreement among the parties, supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only as provided above.

     SECTION 9.22 EXCEPTIONS TO COVENANTS. Neither Borrower nor any Subsidiary shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

     SECTION 9.23 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     SECTION 9.24 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND EACH SUBSIDIARY HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     SECTION 9.25 ENTIRE AGREEMENT. THIS AGREEMENT SUPERSEDES ALL OTHER PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR NOT, BETWEEN THE PARTIES HERETO RELATING SPECIFICALLY TO THE TRANSACTIONS PROVIDED FOR HEREIN, INCLUDING, WITHOUT LIMITATION, THE ORIGINAL CREDIT AGREEMENT. BORROWER CONFIRMS THAT THERE ARE NO EXISTING DEFENSES, CLAIMS, COUNTERCLAIMS OR RIGHTS OF OFFSET AGAINST LENDER KNOWN TO BORROWER IN CONNECTION WITH THE NEGOTIATION, PREPARATION, EXECUTION, PERFORMANCE OR ANY OTHER MATTERS RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS EXECUTED AS OF THE DATE HEREOF AND ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND BORROWER HEREBY EXPRESSLY RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS AND REPRESENTATIVES, FROM ANY AND ALL SUCH KNOWN CLAIMS. BORROWER FURTHER CONFIRMS THAT LENDER HAS NOT MADE ANY AGREEMENTS WITH, OR COMMITMENTS OR REPRESENTATIONS TO, BORROWER (EITHER IN WRITING OR ORALLY) OTHER THAN AS EXPRESSLY STATED HEREIN OR IN THE OTHER LOAN DOCUMENTS EXECUTED AS OF THE DATE HEREOF.THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                       BORROWER:

                                       SBS TECHNOLOGIES, INC.

                                       By:  /s/ CHRISTOPHER J. AMENSON
                                          ------------------------------------
                                                Christopher J. Amenson,
                                                      President


                                       LENDER:

                                       NATIONSBANK OF TEXAS, N.A.

                                       By:  /s/ BRIAN GORDON
                                          ------------------------------------
                                          Name: Brian Gordon
                                          Title: Vice President


                   ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARIES

     The undersigned Subsidiaries hereby acknowledge the terms and agreements contained herein, and agree and consent to be bound by the terms of this Agreement and the other Loan Documents. The undersigned Subsidiaries acknowledge and agree that they have and will receive substantial direct benefit from the credit facilities created by this Agreement.


                                       BERG SYSTEMS INTERNATIONAL, INC.

                                       By:  /s/ CHRISTOPHER J. AMENSON
                                          ------------------------------------
                                          Name: Christopher J. Amenson
                                          Title: Director, Chairman and Chief
                                                 Executive Officer


                                       GREENSPRING COMPUTERS, INC.

                                       By:  /s/ CHRISTOPHER J. AMENSON
                                          ------------------------------------
                                          Name: Christopher J. Amenson
                                          Title: Chairman & Chief Executive
                                                 Officer

                                   EXHIBIT "A"

                  AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$2,500,000.00                     Dallas, Texas                   April 26, 1996


     SBS TECHNOLOGIES, INC. (formerly known as SBS Engineering, Inc.), a New Mexico corporation, having its principal office located at 2400 Louisiana Blvd., NE, AFC Building 5, Suite 600, Albuquerque, NM, 87110 ("BORROWER"), for value received, hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), at its Dallas Banking Center at 901 Main Street, Dallas, Texas 75202, or at such other address given to Borrower by Lender, in immediately available funds and in lawful money of the United States of America, the principal sum of Two Million Five Hundred Thousand and NO/100 Dollars ($2,500,000.00), or so much thereof as may be advanced and outstanding, on October 30, 1997, or sooner as provided in the Credit Agreement (as defined herein), together with interest on the unpaid principal balance of this Note from time to time outstanding at the applicable interest rate. Unless prohibited by Applicable Law and subject to the terms hereof limiting interest to the Maximum Lawful Rate, interest on this Note shall be calculated on the basis of actual days elapsed, but as if each year consisted of 360 days.

     This Note is made pursuant to that certain Amended and Restated Credit Agreement of even date herewith between Borrower and Lender (as the same may be amended, supplemented, renewed, extended or restated from time to time, the "CREDIT AGREEMENT"), and is the "Revolving Note" defined and described therein, the terms and provisions of the Credit Agreement related to this Note being incorporated herein by reference for all purposes. Each capitalized term used but not expressly defined herein shall have the meaning given to such term in the Credit Agreement. Reference is hereby expressly made to the Credit Agreement for a statement of the rights and obligations of Lender and the duties and obligations of Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay unpaid principal of and interest on this Note when due.

     This Note is secured by the Credit Agreement, the Collateral Documents and all the other Loan Documents, and all liens and security interests created or evidenced thereby, and payment of this Note is guaranteed by the Guaranty. Any holder hereof shall be entitled to all benefits of and remedies and security set forth in the Credit Agreement, the Collateral Documents and all the other Loan Documents.

     Lender may disburse the principal of this Note to Borrower in one or more advances from time to time, subject to and upon the terms and conditions set forth in the Credit Agreement with respect to the Revolving Commitment, so long as the outstanding principal balance hereof never exceeds the then applicable amount of the Revolving Commitment or the Borrowing Base, less any Letter of Credit Exposure.
Subject to and upon the terms and conditions of the Credit Agreement, Borrower shall be entitled to prepay the principal of this Note from time to time, in whole or in part, without premium or penalty, except for any prepayment fee due upon prepayment of a LIBOR Rate Portion prior to the expiration of the applicable Interest Period as provided in Section 3.5(g) of the Credit Agreement, and thereafter, prior to the maturity date hereof (and provided that no Default has occurred and is in existence), to request additional advances hereunder, subject to and in accordance with the terms and conditions of the Credit Agreement.

     1.  INTEREST AND PAYMENT.

          (a) MATURITY. The entire principal balance of this Note, and all accrued but unpaid interest hereon, shall be due and payable in full on the Revolving Loan Termination Date.

          (b) ACCRUAL OF INTEREST. Subject to Paragraph 1(f) below, interest on this Note shall accrue at a rate per annum equal to the lesser of (i) at Borrower's option exercised in accordance with the terms of the Credit Agreement, the Variable Rate or the LIBOR Rate with respect to the Variable Rate Portions and the LIBOR Rate Portions outstanding hereunder from time to time, subject, however, to the provisions of the Credit Agreement, or (ii) the Maximum Lawful Rate; provided, however, that as to any portion of the outstanding principal balance hereof that is not subject to an effective election of or conversion to the LIBOR Rate in accordance with the terms of the Credit Agreement, interest on such portion of this Note shall accrue interest at the lesser of (i) the Variable Rate or (ii) the Maximum Lawful Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears, subject to the provisions hereof limiting interest to the Maximum Lawful Rate. Without notice to Borrower or any other Person, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Note and the Credit Agreement.

          (c) AGREEMENTS CONCERNING PRICING ELECTION. Reference should be made to the provisions of SECTION 3.5 of the Credit Agreement concerning the terms, manner and agreements related to the interest rate elections available to Borrower under this Note.

          (d) PRINCIPAL AND INTEREST PAYMENTS. Principal and interest hereon shall be due and payable as is provided in ARTICLE III of the Credit Agreement, which provides, in part, for monthly payments of accrued, unpaid interest on the first (1st) day of each month.

          (e) COSTS DUE TO REGULATORY CHANGES. Borrower shall indemnify Lender against and reimburse Lender for increased costs to Lender, as a result of any Regulatory Change, in the maintaining of any LIBOR Rate Portion. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

          (f) DEFAULT RATE. After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of Lender, bear interest at the Default Rate. Any past due principal and, to the extent permitted by law, past due interest on the Loan shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligation or the foreclosure of any of Lender's Liens.

          (g) MAXIMUM LAWFUL RATE ADJUSTMENTS. If at any time a change in the Variable Rate or the LIBOR Rate shall cause the rate of interest on this Note to be limited to the Maximum Lawful Rate, any subsequent reductions in the Variable Rate or the LIBOR Rate, as applicable, shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Loan, the total amount of interest paid or accrued on the Loan is less than the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Loan.

     2. DEFAULT. The occurrence of a Default or an Event of Default, under and as defined in the Credit Agreement, shall constitute, respectively, a Default or an Event of Default under this Note.

     3.   REMEDIES.

          (a) ALL REMEDIES AVAILABLE. Upon the occurrence of an Event of Default, the holder hereof shall have the right to declare the entire unpaid principal balance of, and all accrued unpaid interest on, this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any and all liens and security interests securing payment hereof, to offset against this Note any sum or sums owed by it to Borrower, and to exercise any of its other rights, powers and remedies under this Note, under the Credit Agreement or any other Loan Document, or at law or in equity.

          (b) NO WAIVER. Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default or Event of Default shall be construed as a waiver of such Default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

     4.   USURY SAVINGS PROVISIONS.

          (a) GENERAL LIMITATION. Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate.

          (b) INTENT OF PARTIES. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Borrower, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term
"APPLICABLE LAW" as used herein shall mean the laws of the State of Texas, or any applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Borrower and Lender.

     5.   GENERAL PROVISIONS.

          (a) BUSINESS DAY. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.

          (b) MANNER OF PAYMENT. The manner in which payments are to be made on this Note shall be governed by the provisions hereof and the Credit Agreement, including, without limitation, SECTION 3.10 of the Credit Agreement.

          (c) PREPAYMENTS. Prepayments may be made on this Note subject to and in accordance with SECTIONS 3.5(g) and 3.6 of the Credit Agreement.

          (d) APPLICATION OF PAYMENTS. All payments made on this Note shall be applied in accordance with SECTIONS 3.11 and 8.8 of the Credit Agreement, as applicable. Nothing herein shall limit or impair any rights of any holder hereof to apply as provided in the Loan Documents any past due payments, any proceeds from the disposition of any collateral by foreclosure or other collections after default. Except to the extent specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Borrower to the holder hereof in such order and manner as the holder hereof shall deem appropriate, any instructions from Borrower or anyone else to the contrary notwithstanding.

          (e) COSTS OF COLLECTION. If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

          (f) WAIVERS AND ACKNOWLEDGMENTS. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Credit Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Dallas County, Texas, for the enforcement of any and all obligations under the Loan Documents.

          (g) AMENDMENTS IN WRITING. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

          (h) PURPOSE OF PROCEEDS. The proceeds of this Note will be used solely for business purposes and not for personal, family, household or agricultural purposes.

          (i) NOTICES. Any notice required or which any party desires to give under this Note shall be given and effective as provided in SECTION 9.6 of the Credit Agreement.

          (j) ASSIGNMENTS/PARTICIPATIONS. Holder acknowledges and agrees that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Revolving Loan or the Credit Facility or transfer to any Person a participation interest in the Revolving Loan or the Credit Facility.

          (k) SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Borrower shall bind its successors and assigns and shall be for the benefit of Lender and any holder hereof, and their successors and assigns, whether so expressed or not.

          (l) TIME OF THE ESSENCE. Time shall be of the essence in this Note with respect to all of Borrower's obligations hereunder.

          (m) JURY TRIAL WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS

NOTE, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          (n) GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 9.10 OF THE CREDIT AGREEMENT OR OTHERWISE. THE BOOKS AND RECORDS OF LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER.

          (o) INTEGRATION. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF LENDER AND BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Note is given in modification, renewal, extension, amendment and restatement, but not in novation or extinguishment, of the outstanding principal balance under that certain Revolving Promissory Note in the original principal amount of $4,000,000.00 dated April 28, 1995, executed by Borrower and payable to the order of Lender.

     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                                       BORROWER:

                                       SBS TECHNOLOGIES, INC.,
                                       a New Mexico Corporation


                                       By:
                                          -------------------------------------

                                       Name:
                                          -------------------------------------

                                       Title:
                                          -------------------------------------

                                  EXHIBIT "B"


                     AMENDED AND RESTATED PROMISSORY NOTE

$6,750,000.00                     Dallas, Texas                   April 26, 1996


     SBS TECHNOLOGIES, INC. (formerly known as SBS Engineering, Inc.), a New Mexico corporation, having its principal office located at 2400 Louisiana Blvd., NE, AFC Building 5, Suite 600, Albuquerque, NM, 87110 ("BORROWER"), for value received, hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), at its Dallas Banking Center at 901 Main Street, Dallas, Texas 75202, or at such other address given to Borrower by Lender, in immediately available funds and in lawful money of the United States of America, the principal sum of Six Million Seven Hundred Fifty Thousand and NO/100 Dollars ($6,750,000.00), or so much thereof as may be advanced and outstanding, on October 30, 1999, or sooner as provided in the Credit Agreement (as defined herein), together with interest on the unpaid principal balance of this Note from time to time outstanding at the applicable interest rate. Unless prohibited by Applicable Law and subject to the terms hereof limiting interest to the Maximum Lawful Rate, interest on this Note shall be calculated on the basis of actual days elapsed, but as if each year consisted of 360 days.

     This Note is made pursuant to that certain Amended and Restated Credit Agreement of even date herewith between Borrower and Lender (as the same may be amended, supplemented, renewed, extended or restated from time to time, the "CREDIT AGREEMENT"), and is the "Term Note" defined and described therein, the terms and provisions of the Credit Agreement related to this Note being incorporated herein by reference for all purposes. Each capitalized term used but not expressly defined herein shall have the meaning given to such term in the Credit Agreement. Reference is hereby expressly made to the Credit Agreement for a statement of the rights and obligations of Lender and the duties and obligations of Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay unpaid principal of and interest on this Note when due.

     This Note is secured by the Credit Agreement, the Collateral Documents and all the other Loan Documents, and all liens and security interests created or evidenced thereby, and payment of this Note is guaranteed by the Guaranty. Any holder hereof shall be entitled to all benefits of and remedies and security set forth in the Credit Agreement, the Collateral Documents and all the other Loan Documents.

     Subject to and upon the terms and conditions of the Credit Agreement, Borrower shall be entitled to prepay the principal of this Note from time to time, in whole or in part, without premium or penalty, except for any prepayment fee due upon prepayment of a LIBOR Rate

Portion prior to the expiration of the applicable Interest Period as provided in Section 3.5(g) of the Credit Agreement.

     1.  INTEREST AND PAYMENT.

          (a) MATURITY. The entire principal balance of this Note, and all accrued but unpaid interest hereon, shall be due and payable in full on the Term Loan Termination Date.

          (b) ACCRUAL OF INTEREST. Subject to Paragraph 1(f) below, interest on this Note shall accrue at a rate per annum equal to the lesser of (i) at Borrower's option exercised in accordance with the terms of the Credit Agreement, the Variable Rate or the LIBOR Rate with respect to the Variable Rate Portions and the LIBOR Rate Portions outstanding hereunder from time to time, subject, however, to the provisions of the Credit Agreement, or (ii) the Maximum Lawful Rate; provided, however, that as to any portion of the outstanding principal balance hereof that is not subject to an effective election of or conversion to the LIBOR Rate in accordance with the terms of the Credit Agreement, interest on such portion of this Note shall accrue interest at the lesser of (i) the Variable Rate or (ii) the Maximum Lawful Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears, subject to the provisions hereof limiting interest to the Maximum Lawful Rate. Without notice to Borrower or any other Person, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Note and the Credit Agreement.

          (c) AGREEMENTS CONCERNING PRICING ELECTION. Reference should be made to the provisions of SECTION 3.5 of the Credit Agreement concerning the terms, manner and agreements related to the interest rate elections available to Borrower under this Note.

          (d) PRINCIPAL AND INTEREST PAYMENTS. Principal and interest hereon shall be due and payable as is provided in ARTICLE III of the Credit Agreement, which provides, in part, for (i) monthly payments of accrued, unpaid interest on the first (1st) day of each month, and (ii) monthly payments of principal in the amount of $112,500.00 on the first (1st) day of each month.

          (e) COSTS DUE TO REGULATORY CHANGES. Borrower shall indemnify Lender against and reimburse Lender for increased costs to Lender, as a result of any Regulatory Change, in the maintaining of any LIBOR Rate Portion. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

          (f) DEFAULT RATE. After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of Lender, bear interest at the Default Rate. Any past due principal and, to the extent permitted by law, past due interest on the Loan shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligation or the foreclosure of any of Lender's Liens.

          (g) MAXIMUM LAWFUL RATE ADJUSTMENTS. If at any time a change in the Variable Rate or the LIBOR Rate shall cause the rate of interest on this Note to be limited to the Maximum Lawful Rate, any subsequent reductions in the Variable Rate or the LIBOR Rate, as applicable, shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Loan, the total amount of interest paid or accrued on the Loan is less than the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Loan.

     2. DEFAULT. The occurrence of a Default or an Event of Default, under and as defined in the Credit Agreement, shall constitute, respectively, a Default or an Event of Default under this Note.

     3.   REMEDIES.

          (a) ALL REMEDIES AVAILABLE. Upon the occurrence of an Event of Default, the holder hereof shall have the right to declare the entire unpaid principal balance of, and all accrued unpaid interest on, this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any and all liens and security interests securing payment hereof, to offset against this Note any sum or sums owed by it to Borrower, and to exercise any of its other rights, powers and remedies under this Note, under the Credit Agreement or any other Loan Document, or at law or in equity.

          (b) NO WAIVER. Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default or Event of Default shall be construed as a waiver of such Default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan

Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

     4.   USURY SAVINGS PROVISIONS.

          (a) GENERAL LIMITATION. Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate.

          (b) INTENT OF PARTIES. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Borrower, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "APPLICABLE LAW" as used herein shall mean the laws of the State of Texas, or any applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Borrower and Lender.

     5.   GENERAL PROVISIONS.

          (a) BUSINESS DAY. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.

          (b) MANNER OF PAYMENT. The manner in which payments are to be made on this Note shall be governed by the provisions hereof and the Credit Agreement, including, without limitation, SECTION 3.10 of the Credit Agreement.

          (c) PREPAYMENTS. Prepayments may be made on this Note subject to and in accordance with SECTIONS 3.5(g) and 3.6 of the Credit Agreement.

          (d) APPLICATION OF PAYMENTS. All payments made on this Note shall be applied in accordance with SECTIONS 3.11 and 8.8 of the Credit Agreement, as applicable. Nothing herein shall limit or impair any rights of any holder hereof to apply as provided in the Loan Documents any past due payments, any proceeds from the disposition of any collateral by foreclosure or other collections after default. Except to the extent specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Borrower to the holder hereof in such order and manner as the holder hereof shall deem appropriate, any instructions from Borrower or anyone else to the contrary notwithstanding.

          (e) COSTS OF COLLECTION. If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

          (f) WAIVERS AND ACKNOWLEDGMENTS. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Credit Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon;

(iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor;
(iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Dallas County, Texas, for the enforcement of any and all obligations under the Loan Documents.

          (g) AMENDMENTS IN WRITING. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

          (h) PURPOSE OF PROCEEDS. The proceeds of this Note will be used solely for business purposes and not for personal, family, household or agricultural purposes.

          (i) NOTICES. Any notice required or which any party desires to give under this Note shall be given and effective as provided in SECTION 9.6 of the Credit Agreement.

          (j) ASSIGNMENTS/PARTICIPATIONS. Holder acknowledges and agrees that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Revolving Loan or the Credit Facility or transfer to any Person a participation interest in the Revolving Loan or the Credit Facility.

          (k) SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Borrower shall bind its successors and assigns and shall be for the benefit of Lender and any holder hereof, and their successors and assigns, whether so expressed or not.

          (l) TIME OF THE ESSENCE. Time shall be of the essence in this Note with respect to all of Borrower's obligations hereunder.

          (m) JURY TRIAL WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          (n) GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 9.10 OF THE CREDIT AGREEMENT OR OTHERWISE. THE BOOKS AND RECORDS OF

LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER.

          (o) INTEGRATION. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF LENDER AND BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Note is given in modification, renewal, extension, amendment and restatement, but not in novation or extinguishment, of the outstanding principal balance under that certain Promissory Note in the original principal amount of $7,000,000.00 dated April 28, 1995, executed by Borrower and payable to the order of Lender.

     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                                       BORROWER:

                                       SBS TECHNOLOGIES, INC.,
                                       a New Mexico Corporation


                                       By:
                                          ------------------------------------

                                       Name:
                                          ------------------------------------

                                       Title:
                                          ------------------------------------

                                EXHIBIT "C"

                      QUARTERLY BORROWING BASE REPORT

The undersigned hereby certifies that he/she is the duly authorized officer permitted under the Credit Agreement of SBS TECHNOLOGIES, INC., a New Mexico corporation ("Borrower"), and the he/she is authorized to execute this report on behalf of Borrower in connection with that certain Amended and Restated Credit Agreement dated as of April 26, 1996 ("Credit Agreement"), between Borrower and NationsBank of Texas, N.A. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement. This report is submitted on a quarterly basis on or before the date which is 45 days after the end of the fiscal quarter of Borrower for the immediately preceding quarter ended, _____________, 19___. The undersigned hereby further certifies to the following as of the date set forth below:

A)   Total consolidated accounts receivable                      $------------------------
                                                                      (-)
B)   Receivables with invoices 91 day or more past due           $------------------------
                                                                      (-)
C)   All other ineligible accounts receivable                    $------------------------
                                                                      (=)
D)   Sum of eligible accounts receivable (A minus B & C)         $------------------------
                                                                      X 80% =
E)   Accounts receivable portion of Borrowing Base               $------------------------

- -------------------------------------------------------------------------------------------

A)   Total consolidated inventory                                $------------------------
                                                                      (-)
B)   Ineligible inventory                                        $-------------------------
                                                                      (=)
C)   Eligible inventory (A minus B)                              $-------------------------
                                                                      X 50% =
D)   Inventory portion of Borrowing Base                         $-------------------------
                                                                      (-)
E)   Portion of Item D which exceeds 30% of Borrowing Base       $-------------------------
                                                                      (=)
F)   Remainder of Item (D) minus (E)                             $-------------------------

- --------------------------------------------------------------------------------------------

A)   Total Borrowing Base
     (Sum of Eligible A/R + Eligible Inventory)                   $------------------------
                                                                      (-)
B)   Outstanding or $2,500,000 Revolving Note at the
     end of above referenced subject period                       $------------------------
                                                                      (-)
C)   Letter of Credit Exposure at the end of the
     above referenced subject period                              $------------------------
                                                                      (+)
(D)  Sum of (B) plus (C)                                          $------------------------
                                                                      (=)
(E)  Net Excess or Deficit (A minus D)                            $------------------------

- ----------------------------------------------------------------------------------------------

I HEREBY CERTIFY, in my capacity as an authorized officer of Borrower, that the information set forth herein is true and correct in all material respects to the best of my knowledge.
IN WITNESS WHEREOF, I have executed this Borrowing Base as of the _______ day of ______________, 199___.

                                        ---------------------------------------

                              Title:    ---------------------------------------

                                 EXHIBIT "C-1"

                      QUARTERLY CERTIFICATE OF COMPLIANCE

The undersigned hereby certifies that he/she is the duly authorized officer permitted under the Credit Agreement of SBS TECHNOLOGIES, INC., a New Mexico corporation ("Borrower"), and that he/she is authorized to execute this report on behalf of Borrower in connection with that certain Amended and Restated Credit Agreement dated as of April 26, 1996 ("Credit Agreement"), between Borrower and NationsBank of Texas, N.A. All terms used herein shall have the meanings set forth in the Credit Agreement. This report is submitted on a quarterly basis as of the 30th day of the month for the immediately preceding quarter ended _________, 199___. The undersigned hereby further certifies to the following as of the date set forth below:

As of __________, 199___, (being the last day of Borrower's most recently ended fiscal quarter), Borrower and the Subsidiaries, on a consolidated bases, are in compliance with the financial covenants contained in SECTIONS 6.7, 6.8 AND 6.9 of the Credit Agreement and the following information is true, accurate and complete as of such date.


                                                                  Compliance
                                                                      Yes/No

(1) Current Maturities Coverage Ratio             to 1.00
                                        ----------                -----------

Definition: Ratio of (i) Borrower's consolidated Net Earnings Available for Current Maturities for the immediately preceding four fiscal quarters to (ii) Borrower's consolidated Current Maturities as of the last day of such period.

Borrower shall not permit the Current Maturities Coverage Ratio to be less than
2.00 to 1.00. In computing such ratio, there shall not be included any charge to earnings resulting from the simulation sale or any increase in earnings which may result from reversing any charge to earnings previously taken in connection with the Simulation Sale.

(2) Senior Funded Debt to EBITDA Ratio            to 1.00
                                         ---------                  ----------

Definition: Ratio of (i) Borrower's consolidated Senior Funded Debt to (ii) Borrower's consolidated EBITDA.

Borrower shall not permit the Senior Funded Debt to EBITDA ration to be more than 1.50 to 1.00 at the end of any fiscal quarter. In computing such ratio, there shall not be included any charge to earnings resulting from the simulation sale or any increase in earnings which may result from reversing any charge to earnings previously taken in connection with the simulation sale.

(3) Fixed Charge Coverage Ratio                    to 1.00
                                         ----------                  ----------

Definition: Ratio of (i) the sum of Borrower's consolidated Income Before Tax plus Interest Expense plus Operating Lease Expense to (ii) the sum of Borrower's consolidated Interest Expense plus Operating Lease Expense, all for the immediately preceding four fiscal quarters.

Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 2.00 to 1.00 at the end of any fiscal quarter.

I HEREBY CERTIFY, in my capacity as an authorized officer of Borrower, that the information set forth herein is true and correct in all material respects to the best of my knowledge and prepared in accordance with GAAP.

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the ____ day of ___________, 19___.

                                        ----------------------------------------

                              Title:    ----------------------------------------

                                EXHIBIT "D"

                      DESCRIPTION OF CERTAIN COLLATERAL


1.   Property, assets, rights and interests of Borrower.

     A. All of Borrower"s present and future cash and cash equivalents, claims, demands, causes of action, contract rights, documents, Inventory, goods, chattel paper, general intangibles, instruments, Accounts, patents, tradenames, copyrights, and all other personal property of any type, however arising and by whomever owing, whether now existing or hereafter arising, and whether existing or arising under agreements heretofore or hereafter executed and delivered or transactions heretofore or hereafter affected;

     B. All of Borrower's machinery, equipment and/or other tangible personal property, including those items of personal property described in EXHIBIT "D-1" attached hereto.

     C. All substitutions and replacements for, accessions, attachments and other additions to, and proceeds and products of, the above property, assets, rights and interests (including all income and benefits resulting from any of the above, such as interest, premium and principal payments and returned or repossessed property);

     D. All policies of insurance covering the foregoing property, assets, rights and interests and proceeds thereof;

     E. All funds on deposit with NationsBank of Texas, N.A., all bank accounts, all certificates of deposit, instruments and money;

     F. All of Borrower's patents, trademarks and copyrights, and all applications therefor and licenses with respect thereto;

     G. All stock and other securities owned by Borrower, including all stock of the Subsidiaries;

     H. All property similar to the foregoing property hereafter acquired by Borrower; and

     I.   All proceeds of the items described above.

2.   Property, assets, rights and interests of the Subsidiaries.

     A. All of the Subsidiaries' present and future cash and cash equivalents, claims, demands, causes of action, contract rights, documents, Inventory, goods, chattel paper, general intangibles, instruments, Accounts, patents, tradenames, copyrights, and all other personal property of any type, however arising and by whomever owing, whether now existing or hereafter arising, and whether existing or arising under agreements heretofore or hereafter executed and delivered or transactions heretofore or hereafter affected;

     B. All of the Subsidiaries' machinery, equipment and/or other tangible personal property, including those items of personal property described in EXHIBIT "D-1" attached hereto;

     C. All substitutions and replacements for, accessions, attachments and other additions to, and proceeds and products of, the above property, assets, rights and interests (including all income and benefits resulting from any of the above, such as interest, premium and principal payments and returned or repossessed property);

     D. All policies of insurance covering the foregoing property, assets, rights and interests and proceeds thereof;

     E. All funds on deposit with NationsBank of Texas, N.A., all bank accounts, all certificates of deposit, instruments and money;

     F. All of the Subsidiaries' patents, trademarks and copyrights, and all applications therefor and licenses with respect thereto;

     G.   All stock and other securities owned by the Subsidiaries;

     H. All property similar to the foregoing property hereafter acquired by the Subsidiaries; and

     I.   All proceeds of the items described above.

                                 EXHIBIT D-1
                     DESCRIPTION OF CERTAIN TANGIBLE PERSONAL
                     PROPERTY OF BORROWER AND ITS SUBSIDIARIES


PROPERTY DESCRIPTION              ACQUIRED        COST              NET VALUE
HEADQUARTERS-ALBUQUERQUE
XEROX 1090                        2/24/93         15,000.00         9,125.00
SHARP FAX FO-6000                 8/01/93          2,804.05         1,988.20
POLYCOM SOUNDSTATION              8/26/94          1,010.00           954.91
SOUNDSTATION S/N10034150          10/17/94         1,010.00           965.11
4-DR LATERAL FILE-BLACK           12/28/87           326.18             0.00
PC TABLE (ANDY)                   12/31/87           411.60             0.00
CHAIR (ANDY)                      12/31/87           476.70             0.00
60 ROUND WALNUT TABLE             1/14/91             99.00            41.25
STENO CHAIR-BROWN                 1/14/91             99.50            41.47
STACK CHAIRS - PINTO - 6          1/14/91            161.70            67.37
30x60 WORK TABLE-MED OAK          1/14/91            169.50            70.64
FORMOST COMPUTER DESK-2           1/14/91            179.00            74.58
GUEST CHAIRS-NAT OAK-2            1/14/91            249.90           104.12
10' MED OAK CONF TABLE            1/14/91            351.75           146.56
42 MED OAK ROUND TABLE-2          1/14/91            368.00           153.33
4 DRAWER LEGAL FILE-4             1/14/91            484.00           193.32
72 MED OAK BOOKCASE-4             1/14/91            556.00           231.67
H2066 MED OAK BOOKCASE CREDENZA   1/14/91            633.00           263.75
H2066KS MED OAK KNEESPACE CREDENZA1/14/91            633.00           263.75
1510 HIBACK EXEC CHAIR-2          1/14/91            638.00           265.84
LEFT DROP DESK MED OAK            1/14/91            700.00           291.67
72 BOOKCASE-8                     1/14/91            736.00           306.68
HIBACK MGR CHAIRS-4               1/14/91            779.80           324.92
GUEST CHAIRS-NAT OAK-8            1/14/91            999.50           416.50
110 MED OAK NAT CHAIR-8           1/14/91          1,063.36           443.07
MGR DESK-30x60 MED OAK-4          1/14/91          1,196.00           496.32
BURGANDY CONF CHAIRS-10           1/14/91          1,200.00           500.00
H3672 MED OAK EXEC DESK-2         1/14/91          1,252.00           521.65
DESK                              4/11/91            441.45           199.71
DESK                              4/11/91            476.28           216.35
2 CHAIRS                          4/11/91            478.50           216.45
4 CHAIRS                          4/11/91            653.88           295.81
2 CREDENZAS                       4/11/91            960.44           434.47
FLOOR BY UNISTRUT                 7/15/91         25,119.37        17,374.22
FLOOR BY UNISTRUT                 10/31/91         3,151.35         2,179.67
MODULAR FURNITURE                 4/05/93            872.95           659.90
MODULAR FURN (5540 MIDWAY PK)     1/15/93         14,066.71        10,131.38
SHREDDER (RON SMITH)              12/01/93           995.00           823.24
MODULAR FURN (HQT)                12/02/93         7,556.07          5,251.75
MODULAR FURN (5540 MIDWAY PK)     1/12/94            339.66            293.16
3 CHAIRS                          2/15/94          1,396.73          1,205.52
MODULAR OFFICE SYSTEM             8/23/94          6,191.09          5,949.88
EXEC CHAIRS 12 CONF RM            9/15/94          2,196.67          2,118.21
LASERJET II                       9/18/87          3,051.00              0.00
LASERJET II                       3/27/89          1,809.25              0.00
DELL 386-25 ROLFE                 10/01/90         3,836.15            379.78
OKIDATA PRINTER                   7/15/91            995.59            484.01
NETWORK CARDS                     2/13/92          1,002.00            487.11
GATEWAY 2000 486/33-ANDY C.       3/15/92          3,140.00          1,526.50

                                      EXHIBIT D-1
                       DESCRIPTION OF CERTAIN TANGIBLE PERSONAL
                       PROPERTY OF BORROWER AND ITS SUBSIDIARIES

PROPERTY DESCRIPTION                            ACQUIRED    COST         NET VALUE
386-LAPTOP - CHRIS                              5/15/92      2,545.55     1,237.51
VIEWSONIC 7 MONITOR                             6/15/92      1,850.63       899.67
GATEWAY 386-25SX (2)                            9/11/92      3,180.00     1,616.50
NOTEBOOK COMPUTER                               12/22/92     2,530.43     1,412.82
386DX/40 MOTHERBOARD/130MB HD                   2/09/93        693.07       421.62
245 MB HARD DRIVE (JANELLE)                     8/01/93        348.12       246.59
250MB HARD DISK                                 1/01/94        303.80       247.18
HQT FILE SERVER                                 1/01/94      2,370.21     1,915.92
340MB WESTERN DIGITAL IDE BARE KIT              2/10/94        279.00       225.52
486DX/33 VL MOT                                 2/07/94        570.33       461.02
130MB HARD DISK                                 2/16/94        515.31       417.35
AMBRA NC 425SL, 8MEG                            3/03/94        449.00       362.94
250MB HARD DISK                                 3/07/94        300.00       242.50
COLORADO TAPE BACKUP                            3/01/94        572.00       462.37
TOSHIBA 1950C-SURESH                            3/18/94      2,855.88     2,308.50
VIEWSONIC 17 SVGA                               4/01/94      1,011.20       867.95
486DX MOTHER BOARD/HARD DRIVE/MEMORY            8/01/94        913.18       863.35
486X33 COMPUTER 1084                            8/29/94      1,193.54     1,128.44
LASERJET 4SI MX POSTSCRIPT II, 103B             9/27/94      4,263.56     4,050.38
DELL COMPUTERS LATITUDE 486 NOTEBOOK STN(DS)    11/02/94     3,423.45     3,295.07
DELL COMPUTERS LATITUDE 486 NOTEBOOK STN(DS)    11/03/94     3,633.45     3,497.19
DELL COMPUTERS ADV PORT REPLICATOR LXP NOTEBK   11/22/94       221.55       213.24
DELL COMPUTERS LATITUDE XP 486 NOTEBOOK STN     11/19/94     3,948.45     3,800.38
computer Disc Warehouse oki 395 24 pin blk/wh   12/06/94     1,039.00     1,039.00
computer zone pentium 90 moter board cd rom     1/20/95      3,494.97     3,494.97
MISC-B. DALTON                                  3/24/88        368.36         0.00
DELTEK ACCOUNTING                               6/30/89      9,500.00         0.00
DELTEK INVENTORY                                10/11/89     3,800.00         0.00
DELTEK MULTI-USER UPDATE                        1/01/91      6,750.00     1,912.50
DELTEK MULTIUSER                                8/15/91      3,375.00     1,068.75
DELTEK NASA 533 MODULE                          8/02/90      3,000.00       300.00
DELTEK 4-USER UPGRADE                           8/01/93      4,160.00     2,912.00
ALLEGRO                                         12/17/92     3,995.00     2,330.42
NETWORK HOOKUPS TO HQT                          12/01/93       866.77       664.53
NETWORK HOOKUPS TO HQT                          11/30/93       776.50       595.32
UPGRADE TO NOVELL 3.12-25                       12/07/93     1,436.70     1,101.46
INSTALL NOV 3.12/405MB DRIVE                    1/01/94        126.98        99.46
INSTALL/SETUP-SBS_ADM                           1/01/94        444.41       348.12
DELTEK 5 USER UPGRADE                           2/01/94      4,160.00     3,328.00
ALLEGRO SUPPORT (1YR)                           3/01/94        999.00       277.50
DELTEK UPGRADE USERS TO 6                       12/19/94     4,160.00     4,041.14
IMPROVEMENTS-5540 MIDWAY PK                     3/31/93     26,084.00    24,531.38
CARPETING (HQT)                                 12/01/93     5,608.07     5,446.30
CARPETING-5540 MIDWAY PK                        1/01/94     21,169.91    20,618.61
WINDOW TINT-5540 MIDWAY PARK PLACE              2/04/94      2,158.52     2,106.80
FLOODLIGHTS FOR BLDG #2                         4/01/94      3,270.82     3,206.08
INSTALL SWAMP COOLER                            6/01/94      2,749.02     2,706.07
FORD VAN                                        07/28/94     9,225.00     8,730.80
                                                           272,992.53   190,532.03

                                    EXHIBIT D-1
                      DESCRIPTION OF CERTAIN TANGIBLE PERSONAL
                      PROPERTY OF BORROWER AND ITS SUBSIDIARIES



PROPERTY DESCRIPTION                            ACQUIRED     COST         NET VALUE
BERG SYSTEMS-CARLSBAD
XEROX 5335RFIN COPIER                              4/09/93   13,136.89       8,548.45
TOSHIBA FAX 30100                                  5/01/89      860.58           0.00
TRAVEL CASES                                       5/19/89      649.11           0.00
XEROX COPIER 1012                                  1/09/90    1,823.24           0.00
BIND MACHINE IM2000                                2/13/90      299.88           0.00
PANASONIC SHREDDER MPS500                          3/21/90      405.35           0.00
TRADE SHOW DISPLAY                                10/04/91    5,000.00           0.00
PANASONIC PHONE SYSTEM                            12/31/91    4,445.00         785.22
PHONE SYSTEM-BERG                                  4/01/94    2,050.00       1.759.58
PANASONIC PHONE SYSTEM                             6/01/94    2,942.50       2.525.65
SKYLINE DISPLAY                                   10/01/94    6,319.17       6.038.32
SKYLINE DISPLAY                                   10/31/94      958.21         915.62
ANTI-STATIC MATS                                   8/26/89      332.17          30.18
OFFICE FURNITURE                                  12/30/89      800.00          71.96
METAL CABINETS                                     1/18/90      252.95           0.00
IBM COMPUTER-BS50039255                           12/04/85    4,267.00           0.00
STAR PRINTER MX-10                                12/04/85      351.00           0.00
NEC MONITOR 2A JC-1401P3A                         12/04/85      595.00           0.00
PANASONIC PRINTER KXP1592 6                        1/10/87      493.00           0.00
HP LASER PRINTER 33440A                           10/28/88    1,821.00           0.00
DISK DRIVE 40MB                                    3/20/89      298.96           0.00
COMPUTER VME682 127                                4/02/89    2,730.54           0.00
COMPUTER 550-1088A 21-525                         12/04/89    2,300.53           0.00
COMPUTER JC1404/NCC386                             3/10/90    3,522.37           0.00
COMPUTER MR535/MZ4575                              4/06/90    1,555.13           0.00
COMPUTER MR535/MZ4575                              4/06/90    1,555.13           0.00
SONY MONITOR KV13TR20                              5/28/90      308.88           0.00
HP PRINTER HP33440A                                7/19/90    1,350.81           0.00
NEC MONITOR JC1404HMA-1                            8/24/90      599.00           0.00
NEC MONITOR JC2002VMA-1                            3/01/91    2,199.00         168.74
COMPUTER 5420VGA                                  9/10/91     3,164.21         333.54
COMPUTER SYSTEM                                   10/15/90    2,214.71         187.04
COMPUTER SYSTEM                                   12/07/90    1,718.34         145.05
CITIZEN HSP-500 PRINTER                            4/22/91      299.60          42.15
COMPUTER SYSTEM                                    3/06/91    2,033.00         145.31
V CMPTR SYSTEM, AMBR MNTR                          4/30/91    2,113.25         156.69
MICROPOLIS DRIVE                                   5/09/91      959.00         134.97
ZENITH ZCM-1492 MONITOR 10                         5/14/91      674.32          94.89
HP III-P PRINTER                                   6/04/91    1,224.08         172.27
AT COMPUTER 12/88                                 12/03/88    2,229.00           0.00
COMPUTER                                           8/09/91    1,537.15         271.62
COMPUTER DEX-4861 MON MLHA                         9/20/91      899.00         158.70
OPTIMAL COMPUTER 11919                             9/24/91    1,840.25         325.07
HP III-P PRINTER                                  10/03/91    1,131.21         199.88
MITSUBA NINJA-386N4 L/TOP                         10/02/91    2,121.71         374.87
HP PAINT JET PRINTER                              10/14/91      724.19         127.85
COMPUTER/MONITOR/KEYBOARD                          2/12/92    1,145.29         284.50
COMPUTER & VIEWSONIC MON                           3/24/92    2,532.13         629.04
MICROPOLIS 300 MD H/DRIVE                          4/03/92    1,007.15         250.23

                                EXHIBIT D-1
                  DESCRIPTION OF CERTAIN TANGIBLE PERSONAL
                  PROPERTY OF BORROWER AND ITS SUBSIDIARIES


Property Description                                   Acquired          Cost             Net Value
MACINTOSH COMPUTER                                    4/28/92               2,883.39         716.20
COMPUTER SYSTEM                                       5/20/92               1,985.83         493.31
MICROPOLIS 300MG ESDI                                 7/31/92               1,012.85         302.84
MISROPOLIS SCSI DR                                    7/31/92               1,011.17         302.52
SMT 386/33 CO PROCESSOR                               7/31/92               1,934.11         578.30
IMPERIAL 486-50 COMPUTER                              10/07/92              3,060.00       1,055.70
CPU 80486/33MHZ-128K                                  5/06/93               1,615.50       1,063.53
486DX266LB                                            6/21/93               3,190.00       1,560.83
GATEWAY 486/66V COMPUTER                              3/05/93               2,620.00       1,593.83
CRYSTALSCAN 1572 FS MONITOR                           3/05/93                 470.00         285.92
28 - 1MB SIMMS                                        6/30/93                 795.20         523.51
TELOGY EQUIPMENT                                      7/01/93              12,930.00       9,158.75
BP122/84 UNIVERSAL PROGRAMMER                         8/01/93               4,788.50       3,391.85
SOCKET MODULE, UNIV PLCC                              8/01/93               1,000.00         708.33
HP-8505A/5 N/W ANALYZER                               8/01/93               5,594.05       3,962.45
486DX-66V COMPUTER                                    11/01/93              2,075.00       1,573.54
SFGE 17IN MULTI 28MM                                  12/01/93              1,117.65         847.55
4DX2-66V COMPT SYST                                   1/01/94               2,145.00       1,733.87
PCAIFIC DATA PACIFICPAGE                              2/01/94                 311.11         251.48
OPTIMAL 486DX2-66 L.B. SYSTEM                         2/18/94               4,805.65       3,884.57
INTEL 486DX2-66 CPU                                   2/18/94               2,081.73       1,682.73
DEMO COMPUTER/MEMORY                                  3/15/94               3,801.42       3,072.81
SPECTRUM ANALYZER                                     4/01/94              27,395.43      23,514.40
REFLECTION TEST KIT                                   4/22/94               2,889.00       2,479.72
CD-ROM DRIVE                                          5/01/94                 586.08         503.05
OPTIMAL PENTIUM SYSTEM                                8/31/94               8,825.36       8,343.97
ETHERNET CABLE                                        8/31/94                  97.37          92.06
3COM FMS 24 PORT HUB                                  8/31/94               1,086.05       1,026.81
GENOA VLB P24T 3LB SLOTS 4MB INTEL 486DX2-66M         9/08/94                 818.08         777.17
4MB 72 PIN SIMMS                                      10/03/94                342.40         327.18
HP IICX COLOR FLAT                                    10/04/94                967.26         924.27
OPTIMAL 16MB 72-PINS-SIMM'S PS2                       1/03/95               1,144.91       1,125.83
VENTURA PUBLISHER 1.1                                 3/01/91                 517.00         249.88
SOFTWARE                                              9/02/89               1,412.00           0.00
SOFTWARE SMP                                          2/17/90                 316.44           0.00
LABVIEW FOR WINDOWS                                   7/01/93               2,589.72       1,769.65
XILINS DESIGNER SOFTWARE                              11/01/93              2,303.22       1,727.41
WEBB LABS AFDPLUS                                     12/13/94                995.00         966.57
PROM BURNER SPRINT PLUS                               1/18/89               1,908.70           0.00
DFI SCANNER HS-3000                                   2/05/89                 269.70           0.00
VME CHASSIS MIV80620                                  3/10/89               1,336.70           0.00
AT TEST BED 80 DATA                                   3/23/89               1,760.15           0.00
HAMEG SCOPE 1005                                      4/12/89               1,232.64           0.00
SWEEP FUND GEN DFG-600                                4/11/90                 482.60           0.00
B&K SWEEP GEN 3026                                    5/05/90                 506.95           0.00
TEMP CHAMBER NK6304                                   6/27/90               2,070.75           0.00
HP 34090A TRUE RMS VLTMTR                             12/21/90                819.38           0.00
PHILIPS PM3580 LOGC ANLZR                             3/01/91               4,263.28         318.63
TEKTRONIC 454 SCOPE                                   3/15/91                 400.00          56.32
MISC EQUIPMENT                                        6/15/88               3,975.00           0.00

                                     EXHIBIT D-1
                       Description of Certain Tangible Personal
                      Property of Borrower and its Subsidiaries





Property Description                                   Acquired          Cost             Net Value
HONDA BACKUP GENERATOR                                10/01/91              1,635.00         288.84
HP 3585A SPECTUM ANALYZER                             4/09/92              15,034.99       1,250.01
HAMEG 1005 SCOPE                                      4/30/92               1,515.35         376.42
NUMBER NINE CARD                                      5/20/92                 657.00         163.25
SRL FUNCTION GENERATOR                                5/27/92               3,279.95         814.74
HEIM DATAREC-D3                                       7/31/92              10,636.13       3,180.20
4400-P                                                7/31/92                 876.16         251.97
4400-TM                                               7/31/92                 846.70         253.15
4411-C                                                7/31/92                 672.45         201.06
ULTRASTOR ESDI CARD                                   7/31/92                 463.33         138.54
VME TEST STATION                                      8/12/92               1,077.43         322.15
VME EXTENDER CARD                                     8/12/92                 493.53         147.56
XYCOM XVME-688/1                                      8/12/92               1,448.85         433.20
TEKTRONIK 2465A SCOPE                                 2/28/93               3,771.25       1,474.56
HP 141T & 8554B &8552B SYST                           5/27/93               3,591.00       2,714.62
HP TEST EQUIPMENT                                     6/01/93              21,614.65      16,339.54
PCM LINK ANALYZER                                     7/01/93              30,690.00      24,296.25
TWEEZERS/LCR METER                                    2/01/94               1,299.88       1,121.91
GOODWILL-TELEMETRY                                    8/24/92             387,128.51      75,274.98
NON-COMPETE-TELEMETRY                                 8/25/92              1,225,000     632,915.66
                                                                        1,938,162.09     870,196.45

                                        EXHIBIT D-1
                           Description of Certain Tangible Personal
                          Property of Borrower and its Subsidiaries


Property Description                          Acquired       Cost            Net Value
Firearms Training-Albuquerque
TANDON 386 LAPTOP                              6/15/91         3,449.25         432.53
2-TOSHIBA LAPTOPS                             11/01/93         4,591.99       3,482.26
MICRODEX COMPUTERS                            11/01/93         2,259.00       1,713.07
AMBRA COMPT CORP                              12/01/93         4,354.00       3,301.78
MICRODEX                                       2/01/94         2,338.79       1,890.52
PORTABLE COMPUTER 486-33DX                     3/01/94         7,338.90       5,932.27
486-DX266 MB/CPU & MEMORY                      4/13/94         1,135.00         974.20
COMPUTER ZONE 486DX MTHR BOARD                11/17/94           649.00         624.66
ICAT SOFTWARE                                  7/01/93        76,507.21      52,279.93
HANNAH-HILL                                   12/01/93         2,110.00       1,617.66
ATLANTA SIGNAL                                12/01/93         1,228.25       1,016.23
MEASURING EQUIP/LASERS                         1/01/94         1,023.50         883.38
                                                             106,984.89      74,148.49
Computer Based Training-Albuquerque
NVT ACQUISITION OFC EQUIP                      3/11/94         1,550.00       1,252.92
HIGH END CAMCORDER                             8/01/94         3,809.01       3,601.25
NVT ACQUISITION COMPUTER EQUIP                 3/11/94        22,437.00      18,136.57
POWERBOOK 180C                                 3/09/94         2,749.24       2,222.30
APPLE POWERCD WITH CD-ROM CATALOG              4/01/94         1,064.90         914.04
2.2 GIG EXABYTE 8MM BACKUP KIT                 4/01/94         1,755.90       1,507.14
486DX266PCI COMPUTER/MONITOR                   5/01/94         4,020.00       3,450.50
RECORDING & ENCODER UNIT                       6/01/94         8,034.10       6,895.94
POWERMAC 8100AV 1GIGCD                         9/08/94         1,898.00      11,303.10
UPS RFD DMGD MONITOR (REPUR W/POWER MAC 9/94)  9/30/94        (1,016.00)     (1,016.00)
COMPUTER DESING & GRAPHICS 7100/66 POWERMAC    1/01/95         4,116.00       4,047.40
NVT ACQUISITION SOFTWARE                       3/11/94        16,860.00      13,769.00
STRATA SUTDIO PRO/DIRECTOR 3.1                 7/01/94         1,958.00       1,544.65
GOODWILL-NVT                                   3/11/94         4,153.00       2,249.54
NON-COMPETE-NVT                                3/11/94        50,000.00      27,083.34
                                                             133,389.15      96,961.69

                                  EXHIBIT D-1
                  Description of Certain Tangible Personal
                 Property of Borrower and its Subsidiaries

Property Description                    Acquired             Cost            Net Value
Mil-Std 1553 Products-Albuquerque
MISC EQUIPMENT (SCOTT)                  12/31/87             4,385.00            0.00
BOARD-TESTING OVEN                       6/30/89             2,507.44          205.15
DIGITAL SYNCHRO METER                    9/06/91             1,097.51          759.11
OFFICE EQUIPMENT-NEBRASKA                9/17/92             5,200.00        2,643.33
SECURITY SAFE                            4/05/93               800.00          526.67
1553 TRADE SHOW DISPLAY                  7/22/93             1,978.70        1,401.58
8102 ANA VOICE TERM                      6/13/94               137.56          118.07
1 CHAIR                                  2/15/94               465.58          401.84
1-DELL 286 PC                            9/24/87             3,027.94            0.00
DELL 286 PC                              6/13/88             2,305.84            0.00
LOGIC ANALYZER                           6/14/88             3,900.00            0.00
1-DELL 286 PC                           10/09/88             2,852.05            0.00
PASSPORT PC BUS                         11/11/88             1,093.55            0.00
TK50 TAPE DRIVE                         12/30/88             1,768.20            0.00
TOSHIBA 3200                             1/19/89             3,702.09            0.00
TOSHIBA 3200                             4/19/89             3,512.89            0.00
PROM PROGRAMMER                          6/30/89             2,997.67            0.00
COMPAQ PORTABLE III                      5/15/90             3,682.59            0.00
DEC PDP-11 COMPUTER                      6/30/90             3,000.00            0.00
EQUIS 386-33 - SCOTT                     9/24/90             7,005.94          601.11
VME COMPUTER                             9/30/90             7,620.00          653.80
PLD/EPROM PROGRAMMER                    12/01/90             1,321.25          130.80
EQUIS 386 - R. RUPERT                   12/01/90             3,907.46          386.84
386/25 COMPUADD PC                       3/01/91             3,650.49          409.58
386/33 COMPUADD PC                       3/01/91             4,494.00          504.23
LOGIC ANALYZER                          10/15/91             7,781.16        3,782.77
2-333D COMPUTERS                        10/15/91             4,951.14        2,406.97
NEC-486SX LAPTOP                         2/15/92             8,313.01        4,041.33
HARD DISK UPGRADE-SCOTT                  4/15/92             1,071.00          520.66
TAPE DRIVE                               5/11/92               807.70          392.65
DISK DRIVE                               6/11/92               415.00          201.74
486 COMPUTER-BUS ANALYZER                6/15/92             7,817.89        3,800.63
COMPAQ PORTABLE III                      9/18/87             4,343.00            0.00
VME CHASSIS                              4/28/88             6,400.00            0.00
EXP 450DX2 DUAL 4M 200M                  8/03/92             3,480.20        1,769.10
433FP 4M DUAL FLPY W/KB                  9/04/92             3,149.98        1,601.23
PREMIO 386DX/40 UPGRADABLE MB           12/04/92             1,592.37          889.08
486GSLDX2-66                             1/20/93             2,902.00        1,765.38
SIP-93-SBS-C02                           3/05/93            11,850.00        7,208.75
OFFICE PC-DEREK                          1/20/93             1,049.00          638.14
VME BUS ANALYZER                         6/14/93             5,150.00        3,390.42
DOCKING STATION CARRYING CASE            7/01/92                94.12           47.85
130 MB HARD DRIVE-MAXTOR                 1/13/93               380.92          231.73
4MB UPGRADE 70NS SINGLE SIDE             1/22/93               320.55          195.00
OSCILLOSCIPE 200MHZ                      7/09/93             3,525.66        2,497.34
CD ROM DRIVE                             7/01/93               967.49          685.30
UNIVERSAL PROGRAMMER                    10/01/93             3,039.00        2,304.57
342MB HARDDRIVE                         11/16/93               305.80          231.89
486DX/33 VL MOT-GUNN                     1/01/94               666.52          538.77

                                            EXHIBIT D-1
                            Description of Certain Tangible Personal
                            Property of Borrower and its Subsidiaries

Property Description                             Acquired     Cost        Net Value
GATEWAY COMPUTER-SCHULER                          1/01/94      1,895.00    1,531.79
486DX/33 VL MOT                                   2/01/94      2,383.97    1,927.04
33 MHZ 8MB,VSB,SBC                                3/01/94      7,193.30    5,814.58
486-66DX2 VESA WIN STATION/VESA BEST BUY          4/01/94      4,045.00    3,471.95
486-66DX2 EISA DREAM MACHINE                      4/01/94      2,395.00    2,055.70
UMAX SCAN OFFICE COLOR 800 DPI                    4/01/94      1,015.00      693.58
PAGEMARQ 15                                       4/20/94      1,543.75    1,410.89
4 CH, 500 MHZ BW, 50K MEM/CH                      4/05/94     19,159.03   16,444.83
4MB SIMM MEMORY                                   5/23/94        825.32      708.40
EMBEDDED PC 486, VXI-C BUS                        6/01/94      8,380.89    7,193.60
486VLB D-SCAN 4M/T NB MAIN UNIT                   6/01/94      3,340.00    2,866.83
4GIG TAPE BACKUP (CONNER)                         6/08/94      1,216.81    1,044.43
COLOR DIGITAL OSCILL                              6/01/94      3,685.00    3,162.95
12MB ADD-ON MEMORY/DOCKING STATION                6/22/94      1,230.00    1,055.75
ACMA 486DX266                                     6/18/94      2,495.00    2,141.54
OFFICE COMPUTER/FLEISSNER                         6/01/94      1,000.00      858.33
UPGRADE BOARD TO REV V                            8/01/94      1,738.00    1,643.20
486DX MOTHERBOARD                                 8/02/94        495.00      468.00
TELEPAD SL CASE BATT                              9/30/94      3,204.77    3,044.53
2-4X36-70 HY12                                    7/01/94      1,205.70    1,135.37
486DX2-66                                         8/31/94      2,088.00    1,974.11
IBM PC/AT A32/D16 VME A CABLE DSUB37 TO 2-IDC     9/30/94      3,892.75    3,698.11
BIT3 IMBPC/AT A32/D16 VME A CABLE                11/01/94      1,956.50    1,883.13
COMPUTER ZONE 486DX 2-66 COMPUTER 4MB            11/08/94      2,028.42    1,952.35
INTEL 486                                        11/15/94      2,599.00    2,501.54
ACMA 486-66 DX2                                  11/21/94      2,701.00    2,599.71
COMPUTER ZONE 486DX 2-66                         12/07/94      1,710.98    1,662.09
ACMA SIMM 72 PIN 4MBX32-70NS(=16MB)              12/21/94        540.00      524.57
ZEOS INTL. PENTIUM 90MB 2MB STEALTH GRAPHICS     11/17/94      4,623.00    4,449.64
GBC TECH 16-BIT ETHER 10BASET LINKBUILDER        12/16/94      1,469.00    1,427.03
GBC TECH LINKBUILDER 24PORT                      12/20/94        871.00      846.11
EXCEL COMMUNICATIONS                             12/22/94      2,965.97    2,881.23
ENTRE COMPUTERS BACK-UPS 900 NOVELL PWR & TRG    12/28/94      2,830.50    2,749.63
COMPUTER ZONE PENTIUM 90 DESKTOP 16MB SIMM        1/12/95      4,564.73    4,488.65
GBC TECH 3COM 16-BIT ETHER 10BASET                1/10/95        417.02      410.07
Dawn vme products vmecc4-60160-21,vmebp20j1j2     1/25/95      2,249.00    2,249.00
Hewlatt-Packard 34-channel portable logic ana    11/11/94      6,321.00    6,321.00
COMPUWARE CBL IBM 15 FT                          12/28/94         15.87       15.87
XYLINX DEVELOPMENT                                8/04/88      4,958.90        0.00
ALS-PLDS-ENCORE                                  12/14/89      7,927.13        0.00
XYLINX SOFTWARE                                   4/15/91      1,406.64      328.21
3861 DOX EXTENDER RTK                            10/06/92      1,995.00    1,064.00
4-TELEMAGIC v12.2                                 7/29/92      1,477.14      738.57
SYNERGY FULL SUPPORT PKG                          7/01/93      1,500.00    1,025.00
XYLINX SOFTWARE                                   2/04/94      3,366.50    2,693.20
STX SOFTWARE                                     10/20/94      2,015.00    1,925.44
BUSINESS FX CORP GOLDMINE WINDOWS                11/01/94        295.00      283.94
BUSINESS FX GOLDMINE WINDOWS                     11/01/94      3,024.00    2,910.60
INVTRY AM29005W,PLS-ADV,PLSM-SIM                 12/31/94      6,140.00    5,964.57
BUSINESS FX CORP CONSULT BILL F CONVER QUIKSY     1/02/95        356.25      356.25

                                    EXHIBIT D-1
                     Description of Certain Tangible Personal
                     Property of Borrower and its Subsidiaries

Property Description                           Acquired         Cost        Net Value
COMPUTERLAND 10-ACCESS F/WINDOWS 10-WORD        1/13/95         2,967.57    2,967.57
MIXED TECHNOLOGY REWORK SYST W/STAND            7/01/94         4,378.32    4,195.89
NOZZLE, KIT                                     8/04/94           499.00      479.56
TRIOCULAR STEREOSCOP CLV                        8/31/94         1,926.35    1,851.30
                                                              313,410.34  175,974.64

CA                                                DEPRECIATION                         STATEMENT 2
- --------------------------------------------------------------------------------------------------------

ASSET NO./                   DATE IN     COST OR     PRIOR                              DEPRE-
DESCRIPTION                  SERVICE     BASIS       DEPR         METHOD         LIFE   CIATION    BONUS
- -------------                -------     --------  -------------  ------         ----   -------    ------
 1.  VME 1100 COMPUTERS     01/01/87       3,957.         3,957.  200DB          5.00        0.     0.
 4.  DOLCH LOGIC ANALYZER   05/15/87       7,000.         7,000.  200DB          5.00        0.     0.
 5.  ZENITH DISPLAY
                            02/15/88         599.           599.  200DB          5.00        0.     0.
 6.  APPLE MACINTOSH SE     03/15/88       2,028.         2,028.  200DB          5.00        0.     0.
 7.  APPLE MACINTOSH II     03/15/88       1,975.         1,975.  200DB          5.00        0.     0.
 8.  DATA FRAME XP60        05/01/88         543.           543.  200DB          5.00        0.     0.
 9.  HEALTHKIT ELEC METER   05/27/88         798.           798.  200DB          5.00        0.     0.
10.  APPLE COMPUTER         08/31/88       1,090.         1,090.  200DB          5.00        0.     0.
11.  APPLE CD COMPUTER      10/14/88         603.           603.  200DB          5.00        0.     0.
12.  DELL SYS310 COMPUTER   10/05/88       6,559.         6,559.  200DB          5.00        0.     0.
13.  APPLE SCANNER          11/01/88         903.           903.  200DB          5.00        0.     0.
14.  MACINTOSH SE30 CPU     03/08/89       2,643.         2,643.  200DB          5.00        0.     0.
15.  MACINTOSH IISI         11/30/90       1,885.         1,498.  200DB          5.00      206.     0.
16.  MACINTOSH IISI         11/30/90       1,885.         1,498.  200DB          5.00      206.     0.
17.  APPLE MONITOR          12/05/90         194.           155.  200DB          5.00       21.     0.

  18.     APPLE MONITOR
                             12/05/90         194.           155.  200DB          5.00       21.     0.
  19.     HP SCOPE
                             12/19/90       5,095.         4,050.  200DB          5.00      557.     0.
  20.     FURNITURE
                             03/15/88         540.           485.  200DB          7.00       47.     0.
  21.     TELEPHONE EQUIPMENT
                             03/27/89       1,237.         1,237.  200DB          7.00        0.     0.
  22.     TEST FIXTURE/SBC3
                             05/25/88       1,776.         1,776.  200DB          7.00        0.     0.
  23.     TEST FIXTURE/SBC2
                             08/25/88       2,188.         2,188.  200DB          7.00        0.     0.
  24.     TEST PROGRAM FOR SBC2
                             09/01/88       3,270.         3,040.  200DB          7.00      124.     0.
  25.     EPROM MULTIPROGRAMMER
                             10/06/88       1,325.         1,325.  200DB          7.00        0.     0.
  26.     SPECTRUM C1 TEST FIXTURE
                             10/01/88       4,427.         3,736.  200DB          7.00      395.     0.
  27.     FLUKE METER
                             11/10/88         795.           795.  200DB          7.00        0.     0.
  28.     MILLING FIXTURE FOR IP'S
                             02/23/89         800.           800.  200DB          7.00        0.     0.
  29.     GAUGE FIXTURE
                             05/09/89         575.           570.  200DB          7.00        1.     0.
  30.     OS-9 TESTER
                             12/13/90       1,400.           909.  200DB          7.00      141.     0.
  31.     VME 48120 BOARD
                             07/01/86         600.           600.  200DB          5.00        0.     0.
  34.     TAPE DRIVE
                             07/01/86         390.           390.  200DB          5.00        0.     0.
  37.     VME 1100 COMPUTER
                             07/01/86       1,800.         1,800.  200DB          5.00        0.     0.
  40.     TELEPHONE SYSTEM
                             09/01/86         949.           949.  200DB          5.00        0.     0.
  43.     Z-80 EMULATOR
                             09/01/86         640.           640.  200DB          5.00        0.     0.
  46.     FACSIMILE MACHINE
                             11/01/86       2,195.         2,195.  PRE            5.00        0.     0.
  49.     MOTOROLA 68020 COMPUTER
                             12/01/86       2,495.         2,495.  PRE            5.00        0.     0.
  52.     MACINTOSH II (3)
                             04/15/89       9,441.         9,441.  200DB          5.00        0.     0.
  53.     ETHERNET BOARD BVM
                             01/12/90         561.           546.  200DB          5.00       15.     0.
  54.     KONICA COPIER
                             03/09/90       4,000.         3,885.  200DB          5.00      115.     0.
  55.     COMPUTER TEST EQUIPMENT
                             01/31/91       3,563.         2,729.  200DB          5.00      392.     0.
  56.     486 COMPUTER
                             02/22/91       2,965.         2,272.  200DB          5.00      326.     0.
  57.     APPLE MCINTOSH
                             05/27/91       3,859.         2,818.  200DB          5.00      439.     0.
  58.     PC COMPUTER
                             06/14/91         563.           411.  200DB          5.00       64.     0.

  59.     OFFICE FURNITURE
                             06/14/91       2,052.         1,117.  200DB          7.00      267.     0.
  60.     GRAMMAR ENGINE EMULATOR
                             09/25/91       1,657.         1,149.  200DB          5.00      203.     0.
  61.     HP SCOPE
                             10/25/91       6,982.         6,982.  200DB          5.00        0.     0.
  62.     MOTO 147 COMPUTER BOARD
                             10/07/91       2,781.         1,830.  200DB          5.00      380.     0.
  63.     QUADRA 700 COMPUTER
                             11/14/91       3,590.         3,394.  200DB          5.00       78.     0.
  64.     APPLE POWER BOOK COMPUTER
                             01/08/92       2,058.         1,297.  200DB          5.00      304.     0.
  65.     DIG AUDIO TAPE BACK UP SYSTEM
                             06/02/92       1,220.           671.  200DB          5.00      220.     0.
  66.     386 COMPUTER
                             08/31/92         820.           402.  200DB          5.00      167.     0.
  67.     NEC MULTISYNCH MONTER
                             08/31/92         583.           583.  200DB          5.00        0.     0.
  69.     LOGIC ANALYZER (TEKTRONIX)
                             10/01/92       6,997.         5,289.  200DB          5.00      683.     0.
  70.     MOTOROLA MVME 147 TEST BOARD
                             10/21/92         716.           308.  200DB          5.00      163.     0.
  71.     MRP SYSTEM SOFTWARE
                             10/29/92         700.           301.  200DB          5.00      160.     0.
  72.     PREMA METER
                             11/16/92       5,310.         5,310.  200DB          7.00        0.     0.
  73.     SOLDERING STATION
                             10/22/92       1,058.           329.  200DB          7.00      208.     0.
  74.     APPLE QUADRA 650
                             05/22/93       2,011.           402.  200DB          5.00      644.     0.
  75.     TWO  - 6U VME ENCLOSURES
                             06/30/93       2,934.           587.  200DB          5.00      939.     0.
  76.     TEKTRONIX ANALYZER
                             07/29/93      17,910.        11,582.  200DB          5.00    2,531.     0.
  77.     MOTOROLA MVME!62 BOARD
                             11/01/93       2,795.           559.  200DB          5.00      894.     0.
  78.     APPLE DUO
                             11/30/93       1,900.           380.  200DB          5.00      608.     0.
  79.     APPLE QUARDRA 650
                             12/01/93       2,597.           519.  200DB          5.00      831.     0.
  80.     LOBBY DESK/CREDENZA
                             05/07/93         677.            97.  200DB          7.00      166.     0.
  81.     SYSTEMS GENERAL PROGRAM
                             06/14/93       2,508.           358.  200DB          7.00      614.     0.
  82.     MICROWARE ENETPACK
                             06/30/93       2,995.           599.  200DB          5.00      958.     0.
  83.     XILINX SIMULATOR
                             06/30/93       2,000.           400.  200DB          5.00      640.     0.
  84.     GESPAC G-VIEW PORT PACK
                             08/20/93       4,370.           874.  200DB          5.00    1,398.     0.
  85.     486 COMPUTER
                             12/01/93       2,957.           591.  200DB          5.00      946.     0.
  86.     COPIER
                             02/28/94       6,000.             0.  200DB          5.00    2,100.     0.

  87.     PC COMPUTER
                             02/28/94         872.             0.  200DB          5.00      305.     0.
  88.     MONITOR
                             02/22/94       1,085.             0.  200DB          5.00      380.     0.
  89.     PC COMPUTER
                             02/21/94       2,424.             0.  200DB          5.00      848.     0.
  90      MACINTOSH
                             05/09/94       1,589.             0.  200DB          5.00      397.     0.
  91.     GATEWAY 2000
                             08/02/94       4,299.             0.  200DB          5.00      645.     0.
  92.     GATEWAY 2000
                             09/12/94       4,293.             0.  200DB          5.00      644.     0.
  93.     SUPERMAC BOARD
                             09/28/94       1,028.             0.  200DB          5.00      154.     0.
  94.     DISK DRIVE
                             09/26/94       1,276.             0.  200DB          5.00      191.     0.
  95.     FAX
                             11/09/94         731.             0.  200DB          5.00       37.     0.
  96.     MAC 610
                             11/30/94       1,428.             0.  200DB          5.00       71.     0.
  97.     MAC 610
                             11/30/94       1,758.             0.  200DB          5.00       88.     0.
  98.     15 INCH MONITOR
                             11/30/94         513.             0.  200DB          5.00       26.     0.
  99.     LOGIC ANALYZER (TEKTRONIX)
                             12/28/94       9,524.             0.  200DB          5.00      345. 2,617.
 100.     MVME 162
                             07/23/94       1,976.             0.  200DB          7.00        0. 1,976.
 101.     HEWLETT PACKARD SCOPE
                             07/13/94       5,407.             0.  200DB          7.00        0. 5,407.
 102.     MICROWARE ENETPACK
                             03/14/94       1,290.             0.  200DB          3.00      752.     0.
 103.     VIEWLOGIC
                             11/17/94       7,095.             0.  200DB          3.00      591.     0.
 104.     POLYWARE LCD G VIEW PORT PACK
                             12/21/94       4,000.             0.  200DB          3.00      333.     0.
 109.     SUN WORK STATION & BACK UP DAT
                             11/09/94       9,154.             0.  200DB          5.00      458.     0.
                                           -------    ------------                      -------   -----
TOTAL DEPRECIATION                        238,225.       129,996.                        25,437 10,000.
                                           -------    ------------                      -------   -----
                                           -------    ------------                      -------   -----


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
CA                  OTHER TRADE OR BUSINESS INCOME          STATEMENT 2
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

DESCRIPTION                                                         AMOUNT
- -----------                                                      ------------
RELIEF OF LIABILITY                                                    13,026
                                                                 ------------
TOTAL OTHER TRADE OR BUSINESS INCOME                                   13,026
                                                                 ------------
                                                                 ------------

                                  EXHIBIT "E"


                          DESCRIPTION OF PERMITTED LIENS


        SECURED PARTY                         STATE              FILE NO.        DATE
        -------------                         -----              --------        ----
1.    Xerox Corporation                        NM               91-0206017      2/6/91
      Dallas, TX                               TX               91-156258       8/9/91
      For lease of xerox machine

2.    AT&T
      Phoenix, AZ                              NM               91-0625011     6/25/91
      For lease of telephone system

3.    Inter-Tel Leasing, Inc.
      Houston, TX                              TX               94-123361      6/22/94
      For lease of telephone system

4.    CIT Group
      Tempe, AZ                                NM               93-1004069     10/4/93
      For debt described in Items 4 and 5 of
      Exhibit "F"

5.    CIT Group
      Tempe, AZ                                NM               93-1004070     10/4/93
      For debt described in Items 4 and 5 of
      Exhibit "F"

6.    AT&T Credit Corporation
      For lease of telecommunications          NM               95-0821079     8/21/95
      equipment (Notice filing)

                                     EXHIBIT "F"

                             FORM OF NOTICE OF BORROWING

    This Notice of Borrowing is being delivered by SBS Technologies, Inc. ("BORROWER") pursuant to that certain Amended and Restated Credit Agreement (the"CREDIT AGREEMENT"), dated as of April _______, 1996, executed by and between Borrower and NationsBank of Texas, N.A. ("LENDER"). Unless indicated otherwise, each capitalized term used herein shall have the meaning given to such term in the Credit Agreement.

    1. Borrower hereby requests an Advance in an amount equal to $___________. Borrower represents and warrants to Lender that the Advance herein requested does not exceed the amount which Borrower is entitled to receive pursuant to Section 2.1 (or any other provisions) of the Credit Agreement and will be used for purposes permitted under the Credit Agreement (and, if requested by Lender, disclosed to Lender).

    2.   Borrower requests that of the Advance requested hereby:

         $_____________ bear interest based on the Variable Rate; and/or

         $_____________ bear interest based on the LIBOR Rate. With respect to this LIBOR Rate Portion, the Interest Period shall be ______ 30 ______ 60 or ______ 90 [check one] days, with the Effective Date being ______________ , 19____.

    3. Borrower hereby requests a ________ Standby ________ Commercial [check one] Letter of Credit in the amount of $______________ to be issued on _____________, 19____, and to expire on ______________, 19_____. Borrower requests that the original of such Letter of Credit be delivered to ___________________________________________. Borrower represents and warrants to Lender that the Letter of Credit herein requested does not exceed the amount which Borrower is entitled to receive pursuant to Section 2.1(c) (or any other provisions) of the Credit Agreement.

    4.   Borrower hereby certifies, represents and warrants to Lender that:

         (a) This Notice of Borrowing has been duly authorized by all necessary action on the part of the Borrower.

         (b) The representations and warranties contained in the Credit Agreement and the other Loan Documents remain true and correct on and as of the date hereof with the same force and effect as though made on the date hereof.

         (c) To the best of the undersigned's knowledge, no Default or Event of Default has occurred and is continuing, and the making of the Advance requested hereby shall not constitute a Default or Event of Default.

         (d) Borrower has performed and complied in all material respects with all agreements and conditions in the Credit Agreement and the other Loan Documents required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent contained in the Credit Agreement applicable to the Advance or the Letter of Credit requested hereby has been satisfied in all material respects.

         (e) The proceeds of the Advance or Letter of Credit herein requested will not be used in violation of any provision of the Credit Agreement (including, without limitation, Sections 2.1(b) thereof) or any other Loan Document.

    5. Borrower hereby confirms all representations and warranties contained in the Credit Agreement, except that any representation or warranty that speaks as of a particular date is only confirmed to have been true and correct in all material respects as of such date.

    6. Borrower acknowledges and agrees that the making of the Advance or the issuance of the Letter of Credit requested hereby shall not (a) constitute a waiver of any condition precedent to the obligation of Lender to make further Advances or arrange for the issuance of additional Letters of Credit or (b) preclude Lender from thereafter declaring the failure of Borrower to satisfy all such conditions precedent to be a Default.

    EXECUTED as of ________________, 19____.


                                       BORROWER:

                                       SBS TECHNOLOGIES, INC.

                                       By:
                                          ------------------------------------

                                       Name:
                                          ------------------------------------

                                       Title:
                                          ------------------------------------

                                     EXHIBIT "G"

                             DESCRIPTION OF EXISTING DEBT

1. Unsecured obligation to Peter and Marcia Berg under Non-Compete Covenant executed August 20, 1992, with unpaid balance of $129,982 as of April 26, 1996.

2. Promissory note (purchase money note for software) payable to The CIT Group dated September 27, 1993, with unpaid principal balance of $11,372 as of April 26, 1996.

3. Capital equipment lease payable to The CIT Group dated September 27, 1993, with unpaid principal balance of $10,851 as of April 26, 1996.

                                     EXHIBIT "H"

                                 LIST OF SUBSIDIARIES


              SUBSIDIARY                         % OF STOCK OWNED BY BORROWER
              ----------                         ----------------------------

    Berg Systems International, Inc.                         100%

    GreenSpring Computers, Inc.                              100%

                                     EXHIBIT "I"

                              DESCRIPTION OF LITIGATION
                      WITH RESPECT TO BORROWER OR ANY SUBSIDIARY


         None

                         AMENDED AND RESTATED PROMISSORY NOTE

$6,750,000.00                     Dallas, Texas                   April 26, 1996


    SBS TECHNOLOGIES, INC. (formerly known as SBS Engineering, Inc.), a New Mexico corporation, having its principal office located at 2400 Louisiana Blvd., NE, AFC Building 5, Suite 600, Albuquerque, NM, 87110 ("BORROWER"), for value received, hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), at its Dallas Banking Center at 901 Main Street, Dallas, Texas 75202, or at such other address given to Borrower by Lender, in immediately available funds and in lawful money of the United States of America, the principal sum of Six Million Seven Hundred Fifty Thousand and NO/100 Dollars ($6,750,000.00), or so much thereof as may be advanced and outstanding, on October 30, 1999, or sooner as provided in the Credit Agreement (as defined herein), together with interest on the unpaid principal balance of this Note from time to time outstanding at the applicable interest rate. Unless prohibited by Applicable Law and subject to the terms hereof limiting interest to the Maximum Lawful Rate, interest on this Note shall be calculated on the basis of actual days elapsed, but as if each year consisted of 360 days.

    This Note is made pursuant to that certain Amended and Restated Credit Agreement of even date herewith between Borrower and Lender (as the same may be amended, supplemented, renewed, extended or restated from time to time, the "CREDIT AGREEMENT"), and is the "Term Note" defined and described therein, the terms and provisions of the Credit Agreement related to this Note being incorporated herein by reference for all purposes. Each capitalized term used but not expressly defined herein shall have the meaning given to such term in the Credit Agreement. Reference is hereby expressly made to the Credit Agreement for a statement of the rights and obligations of Lender and the duties and obligations of Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay unpaid principal of and interest on this Note when due.

    This Note is secured by the Credit Agreement, the Collateral Documents and all the other Loan Documents, and all liens and security interests created or evidenced thereby, and payment of this Note is guaranteed by the Guaranty. Any holder hereof shall be entitled to all benefits of and remedies and security set forth in the Credit Agreement, the Collateral Documents and all the other Loan Documents.

    Subject to and upon the terms and conditions of the Credit Agreement, Borrower shall be entitled to prepay the principal of this Note from time to time, in whole or in part, without premium or penalty, except for any prepayment fee due upon prepayment of a LIBOR Rate Portion prior to the expiration of the applicable Interest Period as provided in Section 3.5(g) of the Credit Agreement.

    1.  INTEREST AND PAYMENT.

         (a) MATURITY. The entire principal balance of this Note, and all accrued but unpaid interest hereon, shall be due and payable in full on the Term Loan Termination Date.

         (b) ACCRUAL OF INTEREST. Subject to Paragraph 1(f) below, interest on this Note shall accrue at a rate per annum equal to the lesser of (i) at Borrower's option exercised in accordance with the terms of the Credit Agreement, the Variable Rate or the LIBOR Rate with respect to the Variable Rate Portions and the LIBOR Rate Portions outstanding hereunder from time to time, subject, however, to the provisions of the Credit Agreement, or (ii) the Maximum Lawful Rate; provided, however, that as to any portion of the outstanding principal balance hereof that is not subject to an effective election of or conversion to the LIBOR Rate in accordance with the terms of the Credit Agreement, interest on such portion of this Note shall accrue interest at the lesser of (i) the Variable Rate or (ii) the Maximum Lawful Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears, subject to the provisions hereof limiting interest to the Maximum Lawful Rate. Without notice to Borrower or any other Person, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Note and the Credit Agreement.

         (c) AGREEMENTS CONCERNING PRICING ELECTION. Reference should be made to the provisions of SECTION 3.5 of the Credit Agreement concerning the terms, manner and agreements related to the interest rate elections available to Borrower under this Note.

         (d) PRINCIPAL AND INTEREST PAYMENTS. Principal and interest hereon shall be due and payable as is provided in ARTICLE III of the Credit Agreement, which provides, in part, for (i) monthly payments of accrued, unpaid interest on the first (1st) day of each month, and (ii) monthly payments of principal in the amount of $112,500.00 on the first (1st) day of each month.

         (e) COSTS DUE TO REGULATORY CHANGES. Borrower shall indemnify Lender against and reimburse Lender for increased costs to Lender, as a result of any Regulatory Change, in the maintaining of any LIBOR Rate Portion. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

         (f) DEFAULT RATE. After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of Lender, bear interest at the Default Rate. Any past due principal and, to the extent permitted by law, past due interest on the Loan shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligation or the foreclosure of any of Lender's Liens.

         (g) MAXIMUM LAWFUL RATE ADJUSTMENTS. If at any time a change in the Variable Rate or the LIBOR Rate shall cause the rate of interest on this Note to be limited to the Maximum Lawful Rate, any subsequent reductions in the Variable Rate or the LIBOR Rate, as applicable, shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Loan, the total amount of interest paid or accrued on the Loan is less than the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Loan.

    2. DEFAULT. The occurrence of a Default or an Event of Default, under and as defined in the Credit Agreement, shall constitute, respectively, a Default or an Event of Default under this Note.

    3.   REMEDIES.

         (a) ALL REMEDIES AVAILABLE. Upon the occurrence of an Event of Default, the holder hereof shall have the right to declare the entire unpaid principal balance of, and all accrued unpaid interest on, this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any and all liens and security interests securing payment hereof, to offset against this Note any sum or sums owed by it to Borrower, and to exercise any of its other rights, powers and remedies under this Note, under the Credit Agreement or any other Loan Document, or at law or in equity.

         (b) NO WAIVER. Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default or Event of Default shall be construed as a waiver of such Default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

    4.   USURY SAVINGS PROVISIONS.

         (a) GENERAL LIMITATION. Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate.

         (b) INTENT OF PARTIES. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Borrower, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "APPLICABLE LAW" as used herein shall mean the laws of the State of Texas, or any applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Borrower and Lender.

    5.   GENERAL PROVISIONS.

         (a) BUSINESS DAY. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.

         (b) MANNER OF PAYMENT. The manner in which payments are to be made on this Note shall be governed by the provisions hereof and the Credit Agreement, including, without limitation, SECTION 3.10 of the Credit Agreement.

         (c) PREPAYMENTS. Prepayments may be made on this Note subject to and in accordance with SECTIONS 3.5(g) and 3.6 of the Credit Agreement.

         (d) APPLICATION OF PAYMENTS. All payments made on this Note shall be applied in accordance with SECTIONS 3.11 and 8.8 of the Credit Agreement, as applicable. Nothing herein shall limit or impair any rights of any holder hereof to apply as provided in the Loan Documents any past due payments, any proceeds from the disposition of any collateral by foreclosure or other collections after default. Except to the extent specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Borrower to the holder hereof in such order and manner as the holder hereof shall deem appropriate, any instructions from Borrower or anyone else to the contrary notwithstanding.

         (e) COSTS OF COLLECTION. If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

         (f) WAIVERS AND ACKNOWLEDGMENTS. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Credit Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Dallas County, Texas, for the enforcement of any and all obligations under the Loan Documents.

         (g) AMENDMENTS IN WRITING. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

         (h) PURPOSE OF PROCEEDS. The proceeds of this Note will be used solely for business purposes and not for personal, family, household or agricultural purposes.

         (i) NOTICES. Any notice required or which any party desires to give under this Note shall be given and effective as provided in SECTION 9.6 of the Credit Agreement.

         (j) ASSIGNMENTS/PARTICIPATIONS. Holder acknowledges and agrees that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Revolving Loan or the Credit Facility or transfer to any Person a participation interest in the Revolving Loan or the Credit Facility.

         (k) SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Borrower shall bind its successors and assigns and shall be for the benefit of Lender and any holder hereof, and their successors and assigns, whether so expressed or not.

         (l) TIME OF THE ESSENCE. Time shall be of the essence in this Note with respect to all of Borrower's obligations hereunder.

         (m) JURY TRIAL WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         (n) GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 9.10 OF THE CREDIT AGREEMENT OR OTHERWISE. THE BOOKS AND RECORDS OF LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER.

         (o) INTEGRATION. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF LENDER AND BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    This Note is given in modification, renewal, extension, amendment and restatement, but not in novation or extinguishment, of the outstanding principal balance under that certain Promissory Note in the original principal amount of $7,000,000.00 dated April 28, 1995, executed by Borrower and payable to the order of Lender.

    IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.


                                       BORROWER:

                                       SBS TECHNOLOGIES, INC.,
                                       a New Mexico Corporation


                                       By:  /s/ CHRISTOPHER J. AMENSON
                                             ---------------------------------
                                       Name:     Christopher J. Amenson
                                             ---------------------------------
                                       Title:    President
                                             ---------------------------------

                    AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$2,500,000.00                  Dallas, Texas                     April 26, 1996


    SBS TECHNOLOGIES, INC. (formerly known as SBS Engineering, Inc.), a New Mexico corporation, having its principal office located at 2400 Louisiana Blvd., NE, AFC Building 5, Suite 600, Albuquerque, NM, 87110 ("BORROWER"), for value received, hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), at its Dallas Banking Center at 901 Main Street, Dallas, Texas 75202, or at such other address given to Borrower by Lender, in immediately available funds and in lawful money of the United States of America, the principal sum of Two Million Five Hundred Thousand and NO/100 Dollars ($2,500,000.00), or so much thereof as may be advanced and outstanding, on October 30, 1997, or sooner as provided in the Credit Agreement (as defined herein), together with interest on the unpaid principal balance of this Note from time to time outstanding at the applicable interest rate. Unless prohibited by Applicable Law and subject to the terms hereof limiting interest to the Maximum Lawful Rate, interest on this Note shall be calculated on the basis of actual days elapsed, but as if each year consisted of 360 days.

    This Note is made pursuant to that certain Amended and Restated Credit Agreement of even date herewith between Borrower and Lender (as the same may be amended, supplemented, renewed, extended or restated from time to time, the "CREDIT AGREEMENT"), and is the "Revolving Note" defined and described therein, the terms and provisions of the Credit Agreement related to this Note being incorporated herein by reference for all purposes. Each capitalized term used but not expressly defined herein shall have the meaning given to such term in the Credit Agreement. Reference is hereby expressly made to the Credit Agreement for a statement of the rights and obligations of Lender and the duties and obligations of Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay unpaid principal of and interest on this Note when due.

    This Note is secured by the Credit Agreement, the Collateral Documents and all the other Loan Documents, and all liens and security interests created or evidenced thereby, and payment of this Note is guaranteed by the Guaranty. Any holder hereof shall be entitled to all benefits of and remedies and security set forth in the Credit Agreement, the Collateral Documents and all the other Loan Documents.

    Lender may disburse the principal of this Note to Borrower in one or more advances from time to time, subject to and upon the terms and conditions set forth in the Credit Agreement with respect to the Revolving Commitment, so long as the outstanding principal balance hereof never exceeds the then applicable amount of the Revolving Commitment or the Borrowing Base, less any Letter of Credit Exposure. Subject to and upon the terms and conditions of the Credit Agreement, Borrower shall be entitled to prepay the principal of this Note from time to time, in whole or in part, without premium or penalty, except for any prepayment fee due upon prepayment of a LIBOR Rate Portion prior to the expiration of the applicable Interest Period as provided in Section 3.5(g) of the Credit Agreement, and thereafter, prior to the maturity date hereof (and provided that no Default has occurred and is in existence), to request additional advances hereunder, subject to and in accordance with the terms and conditions of the Credit Agreement.

    1.  INTEREST AND PAYMENT.

         (a) MATURITY. The entire principal balance of this Note, and all accrued but unpaid interest hereon, shall be due and payable in full on the Revolving Loan Termination Date.

         (b) ACCRUAL OF INTEREST. Subject to Paragraph 1(f) below, interest on this Note shall accrue at a rate per annum equal to the lesser of (i) at Borrower's option exercised in accordance with the terms of the Credit Agreement, the Variable Rate or the LIBOR Rate with respect to the Variable Rate Portions and the LIBOR Rate Portions outstanding hereunder from time to time, subject, however, to the provisions of the Credit Agreement, or (ii) the Maximum Lawful Rate; provided, however, that as to any portion of the outstanding principal balance hereof that is not subject to an effective election of or conversion to the LIBOR Rate in accordance with the terms of the Credit Agreement, interest on such portion of this Note shall accrue interest at the lesser of (i) the Variable Rate or (ii) the Maximum Lawful Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears, subject to the provisions hereof limiting interest to the Maximum Lawful Rate. Without notice to Borrower or any other Person, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Note and the Credit Agreement.

         (c) AGREEMENTS CONCERNING PRICING ELECTION. Reference should be made to the provisions of SECTION 3.5 of the Credit Agreement concerning the terms, manner and agreements related to the interest rate elections available to Borrower under this Note.

         (d) PRINCIPAL AND INTEREST PAYMENTS. Principal and interest hereon shall be due and payable as is provided in ARTICLE III of the Credit Agreement, which provides, in part, for monthly payments of accrued, unpaid interest on the first (1st) day of each month.

         (e) COSTS DUE TO REGULATORY CHANGES. Borrower shall indemnify Lender against and reimburse Lender for increased costs to Lender, as a result of any Regulatory Change, in the maintaining of any LIBOR Rate Portion. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

         (f) DEFAULT RATE. After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of Lender, bear interest at the Default Rate. Any past due principal and, to the extent permitted by law, past due interest on the Loan shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligation or the foreclosure of any of Lender's Liens.

         (g) MAXIMUM LAWFUL RATE ADJUSTMENTS. If at any time a change in the Variable Rate or the LIBOR Rate shall cause the rate of interest on this Note to be limited to the Maximum Lawful Rate, any subsequent reductions in the Variable Rate or the LIBOR Rate, as applicable, shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Loan, the total amount of interest paid or accrued on the Loan is less than the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Variable Rate or the LIBOR Rate, as applicable, had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Loan.

    2. DEFAULT. The occurrence of a Default or an Event of Default, under and as defined in the Credit Agreement, shall constitute, respectively, a Default or an Event of Default under this Note.

    3.   REMEDIES.

         (a) ALL REMEDIES AVAILABLE. Upon the occurrence of an Event of Default, the holder hereof shall have the right to declare the entire unpaid principal balance of, and all accrued unpaid interest on, this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any and all liens and security interests securing payment hereof, to offset against this Note any sum or sums owed by it to Borrower, and to exercise any of its other rights, powers and remedies under this Note, under the Credit Agreement or any other Loan Document, or at law or in equity.

         (b) NO WAIVER. Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default or Event of Default shall be construed as a waiver of such Default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

    4.   USURY SAVINGS PROVISIONS.

         (a) GENERAL LIMITATION. Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate.

         (b) INTENT OF PARTIES. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Borrower, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "APPLICABLE LAW" as used herein shall mean the laws of the State of Texas, or any applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Borrower and Lender.

    5.   GENERAL PROVISIONS.

         (a) BUSINESS DAY. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.

         (b) MANNER OF PAYMENT. The manner in which payments are to be made on this Note shall be governed by the provisions hereof and the Credit Agreement, including, without limitation, SECTION 3.10 of the Credit Agreement.

         (c) PREPAYMENTS. Prepayments may be made on this Note subject to and in accordance with SECTIONS 3.5(g) and 3.6 of the Credit Agreement.

         (d) APPLICATION OF PAYMENTS. All payments made on this Note shall be applied in accordance with SECTIONS 3.11 and 8.8 of the Credit Agreement, as applicable. Nothing herein shall limit or impair any rights of any holder hereof to apply as provided in the Loan Documents any past due payments, any proceeds from the disposition of any collateral by foreclosure or other collections after default. Except to the extent specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Borrower to the holder hereof in such order and manner as the holder hereof shall deem appropriate, any instructions from Borrower or anyone else to the contrary notwithstanding.

         (e) COSTS OF COLLECTION. If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

         (f) WAIVERS AND ACKNOWLEDGMENTS. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Credit Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Dallas County, Texas, for the enforcement of any and all obligations under the Loan Documents.

         (g) AMENDMENTS IN WRITING. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

         (h) PURPOSE OF PROCEEDS. The proceeds of this Note will be used solely for business purposes and not for personal, family, household or agricultural purposes.

         (i) NOTICES. Any notice required or which any party desires to give under this Note shall be given and effective as provided in SECTION 9.6 of the Credit Agreement.

         (j) ASSIGNMENTS/PARTICIPATIONS. Holder acknowledges and agrees that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Revolving Loan or the Credit Facility or transfer to any Person a participation interest in the Revolving Loan or the Credit Facility.

         (k) SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Borrower shall bind its successors and assigns and shall be for the benefit of Lender and any holder hereof, and their successors and assigns, whether so expressed or not.

         (l) TIME OF THE ESSENCE. Time shall be of the essence in this Note with respect to all of Borrower's obligations hereunder.

         (m) JURY TRIAL WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         (n) GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT

THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 9.10 OF THE CREDIT AGREEMENT OR OTHERWISE. THE BOOKS AND RECORDS OF LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER.

         (o) INTEGRATION. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF LENDER AND BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    This Note is given in modification, renewal, extension, amendment and restatement, but not in novation or extinguishment, of the outstanding principal balance under that certain Revolving Promissory Note in the original principal amount of $4,000,000.00 dated April 28, 1995, executed by Borrower and payable to the order of Lender.

    IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                                       BORROWER:

                                       SBS TECHNOLOGIES, INC.,
                                       a New Mexico Corporation


                                       By:  /s/ CHRISTOPHER J. AMENSON
                                             ---------------------------------
                                       Name: Christopher J. Amenson
                                             ---------------------------------
                                       Title: President
                                             ---------------------------------

                       AMENDED AND RESTATED GUARANTY AGREEMENT


         This Amended and Restated Guaranty Agreement (this "GUARANTY") is made as of the 26th day of April, 1996, by Berg Systems International, Inc., a California corporation ("GUARANTOR"), in favor of NationsBank of Texas, N.A., a national banking association (LENDER), and its successors and assigns.

         PRELIMINARY STATEMENTS.

         (1) SBS Technologies, Inc. (formerly known as SBS Engineering, Inc.), a New Mexico corporation ("BORROWER"), and Lender have entered into that certain Amended and Restated Credit Agreement dated of even date herewith (herein called, as it may hereafter be modified, supplemented, extended, renewed or restated, and as in effect from time to time, the "CREDIT AGREEMENT"), which Credit Agreement (i) sets forth the terms and conditions of a term loan and a revolving credit facility to Borrower secured by all personal property of Borrower and its Subsidiaries, as more particularly described in the Credit Agreement and identified therein as the Collateral, and (ii) was executed in modification, renewal and restatement of that certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT) dated as of April 28, 1995, executed by and between Borrower and Lender.

         (2) A condition precedent to the modification and restatement of the Original Credit Agreement and the extension of credit to Borrower pursuant to the Credit Agreement is Guarantor's execution and delivery to Lender of this Guaranty.

         (3) The loans made under the Credit Agreement are or will be, evidenced by (i) that certain Amended and Restated Promissory Note of even date with the Credit Agreement, executed by Borrower and payable to the order of Lender in the principal face amount of Six Million Seven Hundred Fifty Thousand and No/100 Dollars ($6,750,000.00) (such note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "TERM NOTE"), and (ii) that certain Amended and Restated Revolving Promissory Note of even date with the Credit Agreement, executed by Borrower and payable to the order of Lender in the principal face amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (such note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "REVOLVING NOTE") (the Term Note and the Revolving Note being sometimes referred to herein collectively as the "NOTES").

         (4) Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Credit Agreement. This Guaranty is one of the Loan Documents described in the Credit Agreement.

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the "GUARANTEED OBLIGATIONS"), this Guaranty being upon the following terms and conditions:

1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, of all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, costs, expenses, indemnification indebtedness, and other sums of money now or hereafter due and owing pursuant to
(i) the terms of the Notes, the Credit Agreement, the Collateral Documents and the other Loan Documents, including any indemnifications contained in such Loan Documents, now or hereafter existing, and (ii) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness or any part thereof (the indebtedness described in clauses (i) and

(ii) above in this Section 1 is herein collectively called the "INDEBTEDNESS"). This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.

2. GUARANTY OF PERFORMANCE. Guarantor additionally hereby unconditionally and irrevocably guarantees to Lender the timely performance of all other obligations of Borrower under all of the Loan Documents. If any of such obligations of Borrower are not complied with, in any respect whatsoever, and without the necessity of any notice from Lender to Guarantor, Guarantor agrees to timely perform such obligations.

3.  PRIMARY LIABILITY OF GUARANTOR.

         (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including, without limitation, any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

         (b) In the event of default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being hereby waived by Guarantor, pay the amount due thereon to Lender or perform or observe the agreement, covenant, term or condition, as the case may be, and it shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations.

         (c) Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto. Any time that Lender is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance. If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

4.  CERTAIN AGREEMENTS AND WAIVERS BY GUARANTOR.

         (a) Guarantor hereby agrees that neither Lender's rights or remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (i) any limitation of liability or recourse in any other Loan Document or arising under any Law;

         (ii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

         (iii) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations;

         (iv) whether express or by operation of Law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

         (v) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

         (vi) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Guarantor, and/or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

         (vii) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations (excepting only, with respect to any such sale or other disposition of collateral, any such requirement imposed at the time in question by then applicable law and not waivable by Guarantor, and Guarantor agreeing, with respect to any such sale or other disposition to which Section 9.504(c) of the Texas Business and Commerce Code or other similar provision of applicable law, is determined to be applicable, that ten days' notice shall constitute reasonable notification; and provided that, except for any such non-waivable requirement applicable to any sale or other disposition of any such collateral, no provision of this Guaranty shall be construed to limit or otherwise adversely affect Lender's absolute and discretionary rights, as set forth in this Guaranty, to release and/or otherwise deal or fail to deal with any such collateral without affecting or impairing Guarantor's liability hereunder);

         (viii) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor (excepting only any notice, if any, required at the time in question by then applicable law and not waivable by Guarantor);

         (ix) if for any reason Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

         (x) the existence of any claim, set-off, or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Credit Agreement, or any other Loan Document (provided, that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim); or

         (xi) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ULTRA VIRES, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower's obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations).

         (b) In the event any payment by Borrower or any other party to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another party (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any attorneys' fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Lender hereunder.

         (c) If acceleration of the time for payment of any amount payable by Borrower under the Note, the Credit Agreement, or any other Loan Document is stayed or delayed by any Law or applicable tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Lender.

5. SUBORDINATION. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

         (a) Such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

         (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed; and

         (c) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor.

    Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 5, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

6. OTHER LIABILITY OF GUARANTOR OR BORROWER. If Guarantor becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. If Borrower is or becomes indebted to Lender for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any indebtedness of Borrower to Lender may, except to the extent paid by Guarantor on the Indebtedness for which Guarantor is liable under this Guaranty or specifically required by Law or agreement of Lender to be applied to the Indebtedness for which Guarantor is liable under this Guaranty, in Lender's sole discretion, be applied upon indebtedness of Borrower to Lender other than the Indebtedness for which Guarantor is liable under this Guaranty.

7. LENDER'S ASSIGNS. This Guaranty is for the benefit of Lender and Lender's successors and assigns, and in the event of an assignment of the Indebtedness or other Guaranteed Obligations, or any part thereof or any interest therein, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

8. BINDING EFFECT. This Guaranty is binding not only on Guarantor, but also on Guarantor's successors and assigns.

9. GOVERNING LAW; FORUM. THIS GUARANTY, AND ITS VALIDITY, ENFORCEMENT, AND INTERPRETATION, SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW, AND IS INTENDED TO BE PERFORMED IN ACCORDANCE WITH, AND ONLY TO THE EXTENT PERMITTED BY, SUCH LAWS. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor's property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the City of Dallas, Texas, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Collateral is located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations.

10. INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be judicially declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Law.

11. ATTORNEYS' FEES AND COSTS OF COLLECTION. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender's rights under this Guaranty. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 11 that are not paid when due, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the Prime Rate plus 4%. Guarantor's obligations and liabilities under this Section 11 shall survive any payment or discharge in full of the Guaranteed Obligations.

12. PAYMENTS. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

13. CONTROLLING AGREEMENT. It is not the intention of Lender or Guarantor to charge or to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable Law. To the extent that any law limiting the amount of interest that may be contracted for, charged or received is applicable to the obligations of Guarantor under this Guaranty, no provision of this Guaranty shall require the payment or permit the collection of any sum in excess of the maximum lawful amount applicable to Guarantor's obligations under this Guaranty. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor's capacity as guarantor, may lawfully be required to pay under applicable Law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable Law. All interest paid or agreed to be paid to Lender, to the extent permitted by applicable law, shall be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Indebtedness (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. The intention of Guarantor and Lender hereunder is to comply with all laws applicable to this Guaranty and Guarantor's obligations hereunder. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

14. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF GUARANTOR. In addition to the representations, warranties and acknowledgments of Guarantor contained in the Credit Agreement, Guarantor hereby represents, warrants, and covenants that
(a) the board of directors of Guarantor have determined that the execution and delivery of this Guaranty by Guarantor is in the best interests of Guarantor and Guarantor will derive substantial benefit, directly or indirectly, from the extensions of credit by Lender to Borrower under the Credit Agreement and the Notes and from the making of this Guaranty by Guarantor, in an amount not less than the amount guaranteed hereunder taking into account any right of contribution of Guarantor against Borrower and each of the other guarantors of the

Indebtedness and other Guaranteed Obligations; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any Law or in default (or at risk of acceleration of indebtedness) under any material agreement or restriction by which Guarantor is bound or affected; (d) Guarantor is a wholly-owned subsidiary of Borrower and is duly organized, validly existing, and in good standing under the Laws of the state of its organization, and has full power and authority to enter into and perform this Guaranty; (e) there is no Litigation pending or, to the knowledge of Guarantor, threatened before or by any Tribunal against or affecting Guarantor;
(f) all of the most recent financial statements and information heretofore furnished to Lender by or on behalf of Guarantor do, and all financial statements hereafter furnished to Lender by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor's operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (g) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (h) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep itself fully appraised of Borrower's financial and business condition; (i) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower or any other party; (j) Guarantor has the full rights of contribution afforded under law as against Borrower and each of the other guarantors of the Guaranteed Obligations, and Guarantor has not waived or agreed to limit or alter any such rights and shall not do so in the future; and (k) Guarantor has read and fully understands the provisions contained in the Notes, the Credit Agreement and the other Loan Documents. Guarantor's representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

15. NOTICES. Unless specifically provided otherwise, any notices, requests, demands or other communications required or given for purposes of this Guaranty or any other Loan Document shall be given in writing and shall be deemed sufficiently given if delivered in accordance with Section 7.6 of the Credit Agreement. This Section 15 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving notice or demand to or upon any Person in any situation or for any reason.

16. CUMULATIVE RIGHTS; NO WAIVER, ETC. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at Law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by Law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

17. TERM OF GUARANTY. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed, and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (i) with respect to any of the Guaranteed Obligations that survive the discharge of the Guaranteed Obligations, (ii) with respect to all obligations and liabilities of Guarantor under SECTION 11, and
(iii) as provided in SECTION 4(b).

18. FINANCIAL STATEMENTS. Guarantor shall furnish or cause to be furnished to Lender such financial statements as are required under Section 3.2 of the Credit Agreement or are otherwise reasonably requested by Lender from time to time.

19. DISCLOSURE OF INFORMATION. Lender may sell or offer to sell the Indebtedness or portions of or interests in the Indebtedness to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Lender has pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, credit information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations. Lender also may disclose any such information to any regulatory body having jurisdiction over Lender and to any agent or attorney of Lender and in such other circumstances and to such other parties as necessary or appropriate in Lender's reasonable judgment.

20. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Default in the payment or performance when due of any of the Guaranteed Obligations, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, without notice to any Person (any such notice being expressly waived by Guarantor to the fullest extent permitted by applicable law), to set off and apply any and all deposits (general or special, time or demand, provisional or final), funds, or assets at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not Lender shall have made any demand under this Guaranty or exercised any other right or remedy hereunder and although such obligations may be unmatured. Lender will promptly notify Guarantor after any such set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section 20 are in addition to the other rights and remedies (including other rights of set-off) that Lender may have.

21. COMPLIANCE WITH LOAN DOCUMENTS. Guarantor shall comply with, observe and be bound by the provisions of the Loan Documents which pertain to Guarantor.

22. INDUCEMENT TO LENDER. Guarantor acknowledges that this Guaranty is given to induce Lender to extend credit to Borrower and that such credit would not be extended except in reliance upon this Guaranty.

23. PAYMENTS ON THE INDEBTEDNESS. Each payment on the Indebtedness shall be deemed to have been made by Borrower unless express written notice is given to Lender at the time of such payment that such payment is made by Guarantor as specified in such notice.

24. FURTHER ASSURANCES. Guarantor at Guarantor's expense will promptly execute and deliver to Lender upon Lender's request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

25. NO FIDUCIARY RELATIONSHIP. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby.

26. INTERPRETATION. If this Guaranty is signed by more than one Person as "Guarantor", then the term "Guarantor" as used in this Guaranty shall refer to all such Persons jointly and severally, and all of the obligations, promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Agreement are made by and shall be binding upon each and every such undersigned Person, jointly and severally, and their respective heirs, personal representatives, successors and assigns. The term "Lender" shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Words importing persons herein shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms "herein", "hereof", "hereto", "hereunder" and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation". All references in this Guaranty to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

27. TIME OF ESSENCE. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

28. COUNTERPARTS. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

29. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

30. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         This Guaranty is executed in amendment and restatement of that certain Guaranty Agreement dated April 28, 1995, executed by Guarantor in favor of Lender in connection with the Original Credit Agreement.

         IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first written above.



Address of Guarantor:                       GUARANTOR:

2400 Louisiana Blvd., NE                    BERG SYSTEMS INTERNATIONAL, INC.,
AFC Building 5, Suite 600                   a California corporation
Albuquerque, New Mexico  87110
Attn:  Christopher J. Amenson
                                            By:  /s/ CHRISTOPHER J. AMENSON
                                                 ------------------------------
                                            Name:     Christopher J. Amenson
                                                   ----------------------------
                                            Title:  Director, Chairman & Chief
                                                    Executive Officer
                                                   ----------------------------

                     AMENDED AND RESTATED GUARANTY AGREEMENT

          This Amended and Restated Guaranty Agreement (this "GUARANTY") is made as of the 26th day of April, 1996, by GreenSpring Computers, Inc., a California corporation ("GUARANTOR"), in favor of NationsBank of Texas, N.A., a national banking association (LENDER), and its successors and assigns.

          PRELIMINARY STATEMENTS.

          (1) SBS Technologies, Inc. (formerly known as SBS Engineering, Inc.), a New Mexico corporation ("BORROWER"), and Lender have entered into that certain Amended and Restated Credit Agreement dated of even date herewith (herein called, as it may hereafter be modified, supplemented, extended, renewed or restated, and as in effect from time to time, the "CREDIT AGREEMENT"), which Credit Agreement (i) sets forth the terms and conditions of a term loan and a revolving credit facility to Borrower secured by all personal property of Borrower and its Subsidiaries, as more particularly described in the Credit Agreement and identified therein as the Collateral, and (ii) was executed in modification, renewal and restatement of that certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") dated as of April 28, 1995, executed by and between Borrower and Lender.

          (2) A condition precedent to the modification and restatement of the Original Credit Agreement and the extension of credit to Borrower pursuant to the Credit Agreement is Guarantor's execution and delivery to Lender of this Guaranty.

          (3) The loans made under the Credit Agreement are or will be, evidenced by (i) that certain Amended and Restated Promissory Note of even date with the Credit Agreement, executed by Borrower and payable to the order of Lender in the principal face amount of Six Million Seven Hundred Fifty Thousand and No/100 Dollars ($6,750,000.00) (such note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "TERM NOTE"), and (ii) that certain Amended and Restated Revolving Promissory Note of even date with the Credit Agreement, executed by Borrower and payable to the order of Lender in the principal face amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (such note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "REVOLVING NOTE") (the Term Note and the Revolving Note being sometimes referred to herein collectively as the "NOTES").

          (4) Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Credit Agreement. This Guaranty is one of the Loan Documents described in the Credit Agreement.

          For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the "GUARANTEED OBLIGATIONS"), this Guaranty being upon the following terms and conditions:

1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, of all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, costs, expenses, indemnification indebtedness, and other sums of money now or hereafter due and owing pursuant to
(i) the terms of the Notes, the Credit Agreement, the Collateral Documents and the other Loan Documents, including any indemnifications contained in such Loan Documents, now or hereafter existing, and (ii) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness or any part thereof (the indebtedness described in clauses (i) and

(ii) above in this Section 1 is herein collectively called the "INDEBTEDNESS"). This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this
Section 1 is a continuing guaranty of payment and not a guaranty of collection.

2. GUARANTY OF PERFORMANCE. Guarantor additionally hereby unconditionally and irrevocably guarantees to Lender the timely performance of all other obligations of Borrower under all of the Loan Documents. If any of such obligations of Borrower are not complied with, in any respect whatsoever, and without the necessity of any notice from Lender to Guarantor, Guarantor agrees to timely perform such obligations.

3.   PRIMARY LIABILITY OF GUARANTOR.

          (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including, without limitation, any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

          (b) In the event of default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being hereby waived by Guarantor, pay the amount due thereon to Lender or perform or observe the agreement, covenant, term or condition, as the case may be, and it shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations.

          (c) Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto. Any time that Lender is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance. If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

4.   CERTAIN AGREEMENTS AND WAIVERS BY GUARANTOR.

          (a) Guarantor hereby agrees that neither Lender's rights or remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (i) any limitation of liability or recourse in any other Loan Document or arising under any Law;

          (ii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

          (iii) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations;

          (iv) whether express or by operation of Law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

          (v) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (vi) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Guarantor, and/or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (vii) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations (excepting only, with respect to any such sale or other disposition of collateral, any such requirement imposed at the time in question by then applicable law and not waivable by Guarantor, and Guarantor agreeing, with respect to any such sale or other disposition to which Section 9.504(c) of the Texas Business and Commerce Code or other similar provision of applicable law, is determined to be applicable, that ten days' notice shall constitute reasonable notification; and provided that, except for any such non-waivable requirement applicable to any sale or other disposition of any such collateral, no provision of this Guaranty shall be construed to limit or otherwise adversely affect Lender's absolute and discretionary rights, as set forth in this Guaranty, to release and/or otherwise deal or fail to deal with any such collateral without affecting or impairing Guarantor's liability hereunder);

          (viii) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor (excepting only any notice, if any, required at the time in question by then applicable law and not waivable by Guarantor);

          (ix) if for any reason Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

          (x) the existence of any claim, set-off, or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Credit Agreement, or any other Loan Document (provided, that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim); or

          (xi) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ULTRA VIRES, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower's obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations).

          (b) In the event any payment by Borrower or any other party to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another party (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any attorneys' fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Lender hereunder.

          (c) If acceleration of the time for payment of any amount payable by Borrower under the Note, the Credit Agreement, or any other Loan Document is stayed or delayed by any Law or applicable tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Lender.

5. SUBORDINATION. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

          (a) Such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

          (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed; and

          (c) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor.

     Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 5, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

6. OTHER LIABILITY OF GUARANTOR OR BORROWER. If Guarantor becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. If Borrower is or becomes indebted to Lender for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any indebtedness of Borrower to Lender may, except to the extent paid by Guarantor on the Indebtedness for which Guarantor is liable under this Guaranty or specifically required by Law or agreement of Lender to be applied to the Indebtedness for which Guarantor is liable under this Guaranty, in Lender's sole discretion, be applied upon indebtedness of Borrower to Lender other than the Indebtedness for which Guarantor is liable under this Guaranty.

7. LENDER'S ASSIGNS. This Guaranty is for the benefit of Lender and Lender's successors and assigns, and in the event of an assignment of the Indebtedness or other Guaranteed Obligations, or any part thereof or any interest therein, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

8. BINDING EFFECT. This Guaranty is binding not only on Guarantor, but also on Guarantor's successors and assigns.

9. GOVERNING LAW; FORUM. THIS GUARANTY, AND ITS VALIDITY, ENFORCEMENT, AND INTERPRETATION, SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW, AND IS INTENDED TO BE PERFORMED IN ACCORDANCE WITH, AND ONLY TO THE EXTENT PERMITTED BY, SUCH LAWS. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor's property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the City of Dallas, Texas, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Collateral is located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations.

10. INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be judicially declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Law.

11. ATTORNEYS' FEES AND COSTS OF COLLECTION. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender's rights under this Guaranty. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 11 that are not paid when due, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the Prime Rate plus 4%. Guarantor's obligations and liabilities under this Section 11 shall survive any payment or discharge in full of the Guaranteed Obligations.

12. PAYMENTS. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

13. CONTROLLING AGREEMENT. It is not the intention of Lender or Guarantor to charge or to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable Law. To the extent that any law limiting the amount of interest that may be contracted for, charged or received is applicable to the obligations of Guarantor under this Guaranty, no provision of this Guaranty shall require the payment or permit the collection of any sum in excess of the maximum lawful amount applicable to Guarantor's obligations under this Guaranty. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor's capacity as guarantor, may lawfully be required to pay under applicable Law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable Law. All interest paid or agreed to be paid to Lender, to the extent permitted by applicable law, shall be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Indebtedness (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. The intention of Guarantor and Lender hereunder is to comply with all laws applicable to this Guaranty and Guarantor's obligations hereunder. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

14. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF GUARANTOR. In addition to the representations, warranties and acknowledgments of Guarantor contained in the Credit Agreement, Guarantor hereby represents, warrants, and covenants that
(a) the board of directors of Guarantor have determined that the execution and delivery of this

Guaranty by Guarantor is in the best interests of Guarantor and Guarantor will derive substantial benefit, directly or indirectly, from the extensions of credit by Lender to Borrower under the Credit Agreement and the Notes and from the making of this Guaranty by Guarantor, in an amount not less than the amount guaranteed hereunder taking into account any right of contribution of Guarantor against Borrower and each of the other guarantors of the Indebtedness and other Guaranteed Obligations; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any Law or in default (or at risk of acceleration of indebtedness) under any material agreement or restriction by which Guarantor is bound or affected; (d) Guarantor is duly organized, validly existing, and in good standing under the Laws of the state of its organization, and has full power and authority to enter into and perform this Guaranty; (e) there is no Litigation pending or, to the knowledge of Guarantor, threatened before or by any Tribunal against or affecting Guarantor; (f) all of the most recent financial statements and information heretofore furnished to Lender by or on behalf of Guarantor do, and all financial statements hereafter furnished to Lender by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor's operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (g) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (h) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep itself fully appraised of Borrower's financial and business condition;
(i) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower or any other party; (j) Guarantor has the full rights of contribution afforded under law as against Borrower and each of the other guarantors of the Guaranteed Obligations, and Guarantor has not waived or agreed to limit or alter any such rights and shall not do so in the future; and (k) Guarantor has read and fully understands the provisions contained in the Notes, the Credit Agreement and the other Loan Documents. Guarantor's representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

15. NOTICES. Unless specifically provided otherwise, any notices, requests, demands or other communications required or given for purposes of this Guaranty or any other Loan Document shall be given in writing and shall be deemed sufficiently given if delivered in accordance with Section 7.6 of the Credit Agreement. This Section 15 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving notice or demand to or upon any Person in any situation or for any reason.

16. CUMULATIVE RIGHTS; NO WAIVER, ETC. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at Law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by Law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

17. TERM OF GUARANTY. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed, and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (i) with respect to any of the Guaranteed Obligations that survive the discharge of the Guaranteed Obligations, (ii) with respect to all obligations and liabilities of Guarantor under SECTION 11, and
(iii) as provided in SECTION 4(b).

18. FINANCIAL STATEMENTS. Guarantor shall furnish or cause to be furnished to Lender such financial statements as are required under Section 3.2 of the Credit Agreement or are otherwise reasonably requested by Lender from time to time.

19. DISCLOSURE OF INFORMATION. Lender may sell or offer to sell the Indebtedness or portions of or interests in the Indebtedness to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Lender has pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, credit information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations. Lender also may disclose any such information to any regulatory body having jurisdiction over Lender and to any agent or attorney of Lender and in such other circumstances and to such other parties as necessary or appropriate in Lender's reasonable judgment.

20. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Default in the payment or performance when due of any of the Guaranteed Obligations, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, without notice to any Person (any such notice being expressly waived by Guarantor to the fullest extent permitted by applicable law), to set off and apply any and all deposits (general or special, time or demand, provisional or final), funds, or assets at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not Lender shall have made any demand under this Guaranty or exercised any other right or remedy hereunder and although such obligations may be unmatured. Lender will promptly notify Guarantor after any such set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section 20 are in addition to the other rights and remedies (including other rights of set-off) that Lender may have.

21. COMPLIANCE WITH LOAN DOCUMENTS. Guarantor shall comply with, observe and be bound by the provisions of the Loan Documents which pertain to Guarantor.

22. INDUCEMENT TO LENDER. Guarantor acknowledges that this Guaranty is given to induce Lender to extend credit to Borrower and that such credit would not be extended except in reliance upon this Guaranty.

23. PAYMENTS ON THE INDEBTEDNESS. Each payment on the Indebtedness shall be deemed to have been made by Borrower unless express written notice is given to Lender at the time of such payment that such payment is made by Guarantor as specified in such notice.

24. FURTHER ASSURANCES. Guarantor at Guarantor's expense will promptly execute and deliver to Lender upon Lender's request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

25. NO FIDUCIARY RELATIONSHIP. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby.

26. INTERPRETATION. If this Guaranty is signed by more than one Person as "Guarantor", then the term "Guarantor" as used in this Guaranty shall refer to all such Persons jointly and severally, and all of the obligations, promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Agreement are made by and shall be binding upon each and every such undersigned Person, jointly and severally, and their respective heirs, personal representatives, successors and assigns. The term "Lender" shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Words importing persons herein shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms "herein", "hereof", "hereto", "hereunder" and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation". All references in this Guaranty to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

27. TIME OF ESSENCE. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

28. COUNTERPARTS. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

29. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

30. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist.

          THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

31. EFFECTIVENESS. The loan evidenced by the Term Note is being made to Borrower to finance Borrower's acquisition of all of the outstanding capital stock and stock options of Guarantor pursuant to the Acquisition Agreement, whereupon Guarantor will become a wholly-owned subsidiary of Borrower; and advances under the

Revolving Note will be available for working capital needs of Borrower and its subsidiaries. Notwithstanding the actual sequence and timing of execution of this Guaranty and the other Loan Documents, this Guaranty shall be deemed effective as and when the closing of the transactions under both the Credit Agreement and the Acquisition Agreement are consummated.

          This Guaranty is executed in amendment and restatement of that certain Guaranty Agreement dated April 28, 1995, executed by Guarantor in favor of Lender in connection with the Original Credit Agreement.

          IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first written above.


Address of Guarantor:              GUARANTOR:

2400 Louisiana Blvd., NE           GREENSPRING COMPUTERS, INC.,
AFC Building 5, Suite 600          a California corporation
Albuquerque, New Mexico  87110
Attn:  Christopher J. Amenson
                                   By:  /s/ CHRISTOPHER J. AMENSON
                                        --------------------------------------
                                   Name:  Christopher J. Amenson
                                          ------------------------------------
                                   Title: Chairman & Chief Executive Officer
                                          ------------------------------------

                         MODIFICATION OF SECURITY AGREEMENTS


         THIS MODIFICATION OF SECURITY AGREEMENTS (this "MODIFICATION"), is made and entered into as of April 26, 1996, by and between SBS TECHNOLOGIES, INC., formerly known as SBS Engineering, Inc., a New Mexico corporation ("SBS"), BERG SYSTEMS INTERNATIONAL, INC., a California corporation ("BERG"), GREENSPRING COMPUTERS, INC., a California corporation ("GREENSPRING") (SBS, Berg and GreenSpring being hereinafter sometimes referred to collectively as "DEBTOR"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER").

                                       RECITALS

    I. Pursuant to the terms and provisions of that certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") dated as of April 28, 1995, executed by and between SBS and Lender (and acknowledged by Berg and GreenSpring), Lender agreed to provide (i) a revolving credit loan to SBS in an aggregate amount not to exceed $4,000,000.00, and (ii) a term loan to SBS in the amount of $7,000,000.00 (collectively, the "LOANS"). The Original Credit Agreement previously has been modified pursuant to that certain First Amendment to Credit Agreement dated May 25, 1995, and that certain Second Amendment to Credit Agreement dated November 1, 1995, both executed by Lender and SBS and acknowledged by Berg and GreenSpring. Effective as of the date hereof, the Original Credit Agreement has been amended and restated in its entirety pursuant to the terms of that certain Amended and Restated Credit Agreement (such Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, extended or restated and in effect from time to time being hereinafter referred to as the "RESTATED CREDIT AGREEMENT"). Each capitalized term used but not defined herein shall have the meaning given such term in the Restated Credit Agreement.

    II. In connection with the execution of the Restated Credit Agreement, SBS has executed (i) that certain Amended and Restated Revolving Promissory Note of even date herewith in the new original principal face amount of $2,500,000.00, and (ii) that certain Amended and Restated Promissory Note of even date herewith in the original principal amount of $6,750,000.00 (collectively, the "RESTATED NOTES"). The Restated Notes have been executed in amendment and restatement of the two notes executed by SBS in connection with the Original Credit Agreement and now evidence the Loans as modified pursuant to the Restated Credit Agreement.

    III. All of the obligations, indebtedness and liabilities of Debtor to Lender, including without limitation all obligations, indebtedness and liabilities under the Restated Notes, the Restated Credit Agreement and the other Loan Documents are secured by (i) that certain Security Agreement (the "SBS SECURITY AGREEMENT") dated April 28, 1995, executed by SBS and Lender, (ii) that certain Security Agreement (the "BERG SECURITY AGREEMENT") dated April 28, 1995, executed by Berg and Lender, (iii) that certain Security Agreement (the "GREENSPRING SECURITY AGREEMENT") dated April 28, 1995, executed by GreenSpring and Lender, (iv) that certain Patent, Copyright and Trademark Collateral Assignment and Security Agreement (the "IP SECURITY AGREEMENT") dated April 28, 1995, executed by SBS, Berg, GreenSpring and Lender, and (v) that certain Stock Pledge Agreement dated April 28, 1995, executed by and between Borrower and Lender (the SBS Security Agreement, the Berg Security Agreement, the GreenSpring Security Agreement, the IP Security Agreement, and the Stock Pledge Agreement being sometimes referred to herein collectively as the "SECURITY AGREEMENTS").

    NOW, THEREFORE, in consideration of the covenants and agreements herein and the modification of the Loans pursuant to the Restated Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, SBS, Berg, GreenSpring and Lender, hereby agree as follows:

    1. MODIFICATION OF SECURITY AGREEMENTS. Each of the Security Agreements is hereby modified to expressly refer to, cover and secure the Restated Credit Agreement and the Restated Notes, as well as any and all other obligations, indebtedness and liabilities of Debtor (or any of them) to Lender as provided therein. Accordingly, as used in each of the Security Agreements, (i) the term "Credit Agreement" shall mean and refer to the Restated Credit Agreement, (ii) the term "Notes" shall mean and refer to the Restated Notes, and the term "Loans" shall mean and refer to the modified revolving credit loan and term loan provided for under the Restated Credit Agreement and evidenced by the Restated Notes.

    2. FURTHER ASSURANCES. Each Debtor agrees to do such further acts and things and to execute and deliver such additional documentation as Lender from time to time may reasonably request in connection with the administration or enforcement of this Modification or the Security Agreements, whether related to the Collateral or any part thereof, to evidence, confirm, perfect or protect any security interest granted or required to have been granted under the Security Agreements, as modified hereby, or in order better to assure and confirm unto Lender its rights, powers and remedies. Without limiting the foregoing, each Debtor shall execute and deliver to Lender such documentation as Lender may require, and take any and all actions that Lender may require, to perfect the assignment and security interest in the Collateral granted in the Security Agreements under applicable law, in form and substance satisfactory to Lender, including any UCC-3 financing statement amendments and any filings with the United States Patent and Trademark Office deemed by Lender to be necessary or advisable.

    3. VALIDITY OF LIENS. Each Debtor hereby (a) affirms the liens and security interests created pursuant to the Security Agreements, as modified hereby, (b) agrees that all such liens and security interests shall remain in place until such time as the Notes have both been paid in full, (c) agrees that this Modification shall in no manner affect or impair such liens and security interests, and that the liens shall not in any manner be waived, the purpose of this Modification being to modify the Security Agreements, and (d) acknowledges that all such liens and security interests are valid and subsisting and in full force and effect. Nothing contained herein shall affect or impair the priority of the liens and security interests arising under the Security Agreements.

    4. CONFORMING PROVISIONS. Any and all of the terms and provisions of the Security Agreements are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications thereto set forth in this Modification.

    5. FULL FORCE AND EFFECT. All terms and provisions of the Security Agreements shall be and remain in full force and effect as therein written, except as otherwise expressly modified by this Modification.

    6. AUTHORITY. Each Debtor represents and warrants that all requisite corporate action necessary for it to enter into and perform the agreements set forth in this Modification and the Restated Credit Agreement has been taken, and that the signatory below has been duly authorized by all necessary corporate action to make and enter into this Modification and the Restated Credit Agreement as the duly authorized act and deed of such entity.

    7. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

    8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    9. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER WRITTEN MODIFICATION DOCUMENTS AND THE LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

    10. COUNTERPARTS. This Agreement may be executed in any number of original counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, collectively, shall constitute one agreement, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

    IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the date first written above.

                                       DEBTORS:

                                       SBS TECHNOLOGIES, INC.


                                       By:  /s/ CHRISTOPHER J. AMENSON
                                            -----------------------------------
                                            Name:    Christopher J. Amenson
                                                  -----------------------------
                                            Title:   President
                                                  -----------------------------


                                       BERG SYSTEMS INTERNATIONAL, INC.


                                       By:  /s/ CHRISTOPHER J. AMENSON
                                            -----------------------------------
                                            Name:   Christopher J. Amenson
                                                  -----------------------------
                                            Title:   Director, Chairman & Chief
                                                     Executive Officer
                                                  -----------------------------


                                       GREENSPRING COMPUTERS, INC.


                                       By:  /s/ CHRISTOPHER J. AMENSON
                                            -----------------------------------
                                            Name:   Christopher J. Amenson
                                                  -----------------------------
                                            Title:   Chairman & Chief
                                                     Executive Officer
                                                  -----------------------------

                                       LENDER:

                                       NATIONSBANK OF TEXAS, N.A.


                                       By:  /s/ BRIAN GORDON
                                            -----------------------------------
                                            Name:   Brian Gordon
                                                  -----------------------------
                                            Title:   Vice President
                                                  -----------------------------

THE STATE OF NEW MEXICO   )
                          )
COUNTY OF BERNALILLO      )

    This instrument was acknowledged before me on April 25, 1996, by CHRISTOPHER J. AMENSON, PRESIDENT, of SBS TECHNOLOGIES, INC., formerly known as SBS Engineering, Inc., a New Mexico corporation, on behalf of said corporation.


                                            /s/ CAROL BAHR
                                       ----------------------------------------
                                       Notary Public - State of NEW MEXICO

My commission expires:
    8-19-97


THE STATE OF NEW MEXICO   )
                          )
COUNTY OF BERNALILLO      )

    This instrument was acknowledged before me on April 25, 1996, by CHRISTOPHER J. AMENSON, DIRECTOR, of BERG SYSTEMS INTERNATIONAL, INC., a California corporation, on behalf of said corporation.


                                            /s/ CAROL BAHR
                                       ----------------------------------------
                                       Notary Public - State of NEW MEXICO
My commission expires:
    8-19-97


THE STATE OF NEW MEXICO   )
                          )
COUNTY OF BERNALILLO      )

    This instrument was acknowledged before me on April 25, 1996, by CHRISTOPHER J. AMENSON, CHAIRMAN of GREENSPRING COMPUTERS, INC., a California corporation, on behalf of said corporation.


                                            /s/ CAROL BAHR
                                       ----------------------------------------
                                       Notary Public - State of NEW MEXICO
My commission expires:
    8-19-97

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

    This instrument was acknowledged before me on April 26, 1996, by BRIAN GORDON, VICE PRES of NATIONSBANK OF TEXAS, N.A., a national banking association, on behalf of said association.


                                       /s/ MARY R. KINSEY
                                       ----------------------------------------
                                       Notary Public - State of Texas

My commission expires:

Stamp appears here. Stamp includes a star with a circle around it and outside the circle the words
"NOTARY PUBLIC * STATE OF TEXAS* and a circle outside the words. To the right of the star the following words appear: MARY R. KINSEY
              NOTARY PUBLIC
              STATE OF TEXAS
                   Exp. 11-30-96

This STATEMENT is presented to a filing officer for filing pursuant to the
Uniform Commercial Code | 3.Maturity date (if any):5-14-2000|
- --------------------------------------------------------------------------------

1.  Debtor(s) (Last Name First) and address(es)     2.  Secured Party(ies) and address(es)   3.  For Filing Officer
                                                                                             (Date, Time and
                                                                                             Filing Office)
    SBS Engineering, Inc.                          L&V Lehmann Trust dated January,         15.00 (2)111
    5550 Midway Park Place NE                      1991,individually and as agent           950519098
    Albuquerque, NM 87109                          for Kim Rubin, Fred Trevor and           5-23-96 9:45
                                                   Kevin Yurek                              NMSIS
                                                   49 Montwood Circle
                                                   Redwood City, CA 94061
- ---------------------------------------------------------------------------------------------------------------
4.  This statement refers to original Financing Statement bearing File No. 950519098
                                                                           ---------
    Filed with Secy of State-New Mex.   Date Filed    May 19    1995
                ----------------------               -----------   --
- ---------------------------------------------------------------------------------------------------------------

5./ / CONTINUATION. The original financing statement between the foregoing Debtor and Secured Party, bearing file number shown above, is still effective.
6./X/    TERMINATION. Secured party no longer claims a security interest under the financing statement bearing file number shown above.
7./ / ASSIGNMENT. The secured party's right under the financing statement bearing file number shown above to the property described in Item 10 have been assigned to the assignee whose name and address appears in
         Item 10.
8./ /    AMENDMENT. Financing Statement bearing file number shown above is amended as set forth in Item 10.
9./ /    RELEASE. Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
- --------------------------------------------------------------------------------
10.


                                                      TERMINATION


                                            No. of additional Sheets presented:
- --------------------------------------------------------------------------------

- -------------------------------------     --------------------------------------

By:                                      By:     SEE ATTACHED SIGNATURE PAGE
- -------------------------------------     --------------------------------------
   Signature(s) of Debtor(s)                        Signature(s) of Secured
   (necessary only if Item 8 is                     Party(ies)
   applicable).

(2) FILING OFFICER COPY-NUMERICAL      STANDARD FORM - FORM UCC-3

                                    SIGNATURE PAGE


SECURED PARTY:

L&V Lehmann Trust dated January, 1991,
individually and as agent for Kim Rubin, Fred Trevor and Kevin Yurek


By: /s/ LEONARD A. LEHMANN
   ------------------------------------
Name:    Leonard A. Lehmann
      ---------------------------------
Title:   Trustee
      ---------------------------------


This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
- -------------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.    1A. DATE OF FILING OF ORIG     1B. DATE OF ORIG. FINANCING STATEMENT    1C. PLACE OF FILING ORIG.
   FINANCING STATEMENT      FINANCING STATEMENT                                                     FINANCING STATMENT
   9514362011                     May 18, 1995           May 18, 1995                               Secy of State-CA
- -------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                                     2A. SOCIAL SECURITY NO.,
                                                                                                    FEDERAL TAX NO.
    SBS Engineering, Inc.
- -------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                    2C. CITY, STATE                          2D. ZIP CODE
    5550 Midway Park Place NE                               Albuquerque, New Mexico                 87109
- -------------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                 3A. SOCIAL SECURITY OR
                                                                                                    FEDERAL TAX NO.

- -------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                    3C. CITY, STATE                          3D. ZIP CODE

- -------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                                4A. SOCIAL SECURITY NO.,
      NAME    L&V Lehmann Trust dated January, 1991, individually and                               FEDERAL TAX NO. OR
               as agent for Kim Rubin,                                                              BANK TRANSIT AND A.B.A. NO.
               Fred Trevor and Kevin Yurek
      MAILING ADDRESS   49 Montwood Circle
      CITY     Redwood City          STATE         California         ZIP CODE 94061
- -------------------------------------------------------------------------------------------------------------------------------
5. SECURED PARTY                                                                                5A. SOCIAL SECURITY NO.,
      NAME                                                                                          FEDERAL TAX NO. OR
                                                                                                    BANK TRANSIT AND A.B.A. NO.
      MAILING ADDRESS
      CITY                           STATE                            ZIP CODE
- -------------------------------------------------------------------------------------------------------------------------------

6. A/ / CONTINUATION-The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here / / and insert description of real property on which growing or to be grown in
         Item 7 below.
    ---------------------------------------------------------------------------
    B/ / RELEASE-From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
    ---------------------------------------------------------------------------
    C/ / ASSIGNMENT-The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
    ---------------------------------------------------------------------------
    D/X/ TERMINATION-The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
    ---------------------------------------------------------------------------
    E/ / AMENDMENT-The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.  (Signature of Debtor required on all amendments.)
    ---------------------------------------------------------------------------
    F/ / OTHER
- --------------------------------------------------------------------------------
7.







- --------------------------------------------------------------------------------

8.                                                    |C|     9. This Space for Use of Filing Officer
                                                      |O|            (Date, Time, Filing Office)
              (Date)          19                      |D|
                   ----------   ----                  |E|
                                                      |-|                 96145C0137
                                                      | |
   ---------------------------------------------------|1|
                                                      |2|
   By:                                                |3|            Bar code apears here
     -------------------------------------------------|4|
      SIGNATURE(S) OF DEBTOR(S)   (TITLE)             |5|
                                                      |6|
   ---------------------------------------------------|7|
   By:   SEE ATTACHED SIGNATURE PAGE                  |8|            Bar code appears here
      ------------------------------------------------|9|
      SIGNATURE(S) OF SECURED PARTY(IES) (TITLE)      | |
- ------------------------------------------------------| |
10.      RETURN COPY TO                               | |
 NAME         J. Colter Harris, Esq.                  | |
 ADDRESS      Jackson & Walker, LLP                   | |                 FILED
 CITY AND     901 Main Street, Suite 6000             | |              SACRAMENTO, CA
 STATE        Dallas, TX 75202                        | |            May 23, 1996 at 0800
                                                      | |
    Filing Officer is requested to note date and hour | |                BILL JONES
(2) Filing Officer Copy-Acknowledgement-of            | |            SECRETARY OF STATE
filing on this copy and return to the above party.
STANDARD FORM-FILING FEE     UNIFORM COMMERCIAL CODE-FORM UCC-2
         Approved by the Secretary of State

                                    SIGNATURE PAGE


SECURED PARTY:

L&V Lehmann Trust dated January, 1991,
individually and as agent for Kim Rubin, Fred Trevor and Kevin Yurek


By: /s/ LEONARD A. LEHMANN
    -------------------------------
Name:   Leonard A. Lehmann
     ------------------------------
Title:  Trustee
     ------------------------------

This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
- ------------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.         1A. DATE OF FILING OF ORIG      1B. DATE OF ORIG. FINANCING STATEMENT   1C. PLACE OF FILING ORIG.
   FINANCING STATEMENT           FINANCING STATEMENT                                                     FINANCING STATMENT
   9513961054                         May 17, 1995               May 17, 1995                            Secy of State-CA
- ------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                                          2A. SOCIAL SECURITY NO.,
                                                                                                         FEDERAL TAX NO.
    Greenspring Computers, Inc.
- ------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                             2C. CITY, STATE                      2D. ZIP CODE
    1204 O'Brien Dr.                                                Menlo Park, California               94025
- ------------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                      3A. SOCIAL SECURITY OR
                                                                                                         FEDERAL TAX NO.

- ------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                             3C. CITY, STATE                      3D. ZIP CODE

- ------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                                     4A. SOCIAL SECURITY NO.,
                                                                                                         FEDERAL TAX NO.
     NAME    L&V Lehmann Trust dated January, 1991,                                                      OR BANK TRANSIT AND
     MAILING ADDRESS                                                                                     A.B.A. NO.
             491 Montwood CR c/o Leonard A. Lehmann
     CITY    Redwood City     STATE     California     ZIP CODE 94061
- ------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                5A. SOCIAL SECURITY NO.,
                                                                                                         FEDERAL TAX NO.
    NAME                                                                                                 OR BANK TRANSIT AND
     MAILING ADDRESS                                                                                     A.B.A. NO.

     CITY
- ------------------------------------------------------------------------------------------------------------------------------

6. A/ / CONTINUATION-The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here / / and insert description of real property on which growing or to be grown in
         Item 7 below.
- --------------------------------------------------------------------------------
    B/ / RELEASE-From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
- --------------------------------------------------------------------------------
    C/ / ASSIGNMENT-The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
- --------------------------------------------------------------------------------
    D/X/ TERMINATION-The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
- --------------------------------------------------------------------------------
    E/ / AMENDMENT-The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.  (Signature of Debtor required on all amendments.)
- --------------------------------------------------------------------------------
    F/ / OTHER
- --------------------------------------------------------------------------------
7.







- --------------------------------------------------------------------------------

8.                                                    |C|     9. This Space for Use of Filing Officer
                                                      |O|       (Date, Time, Filing Office)
         (Date)               19                      |D|
              ---------------    -----                |E|
                                                      |-|                 96145C0138
                                                      | |
                                                      |1|
                                                      |2|
    By:                                               |3|            Bar code apears here
         ---------------------------------------------|4|
         SIGNATURE(S) OF DEBTOR(S)       (TITLE)      |5|
                                                      |6|
    L&V LEHMANN TRUST DATED JANUARY, 1991             |7|
    --------------------------------------------------|8|
    BY:  /s Leonard A. Lehmann         trustee        |9|            Bar code appears here
         ---------------------------------------------| |
    SIGNATURE(S) OF SECURED PARTY(IES) (TITLE)        | |
- ------------------------------------------------------| |
10.           RETURN COPY TO                          | |
    NAME      J. Colter Harris                        | |
    ADDRESS   Jackson & Walker, LLP                   | |                 FILED
    CITY AND  901 Main Street, Suite 6000             | |              SACRAMENTO, CA
    STATE     Dallas, TX 75202                        | |            May 23, 1996 at 0800

Filing Officer is requested to note date and hour                             BILL JONES
(2) Filing Officer Copy-Acknowledgement-of                           SECRETARY OF STATE
filing on this copy and return to the above party.
STANDARD FORM-FILING FEE     UNIFORM COMMERCIAL CODE-FORM UCC-2
    Approved by the Secretary of State

                                             April 25, 1996


NationsBank of Texas, N.A.
Nations Bank Plaza
901 Main Street, 7th Floor
Dallas, TX 75202

Attention:     Commercial Banking Group

     Re: Amended and Restated Credit Agreement (the "CREDIT AGREEMENT") dated as of April 26, 1996 between SBS Technologies, Inc, f/k/a SBS Engineering, Inc. a New Mexico corporation ("BORROWER") and NationsBank of Texas, N.A. ("LENDER")

Ladies and Gentlemen:

     The undersigned, L & V Lehmann Trust dated January 1991, Kim Rubin, Fred Trevor and Kevin Yurek ("SUBORDINATE LENDERS") have been informed by Borrower that Borrower has entered into a financing arrangement pursuant to the Credit Agreement and that Borrower will be using the proceeds of certain loans made in connection therewith to pay off all of the liabilities, obligations and indebtedness owing by Borrower to each of the undersigned (the "SUBJECT OBLIGATIONS"). If paid by the close of business on April 26, 1996, the amount necessary to pay in full the Subject Obligations owing by Borrower to each of the undersigned (the "PAYOFF AMOUNT") is as set forth below, and interest will continue to accrue and be payable until the Payoff Amount is paid in full in the amounts set forth below (the "PER DIEM AMOUNT"):


          HOLDER                  PAYOFF AMOUNT           PER DIEM AMOUNT
     -------------------          -------------           ---------------
     L & V Lehmann Trust           $836,603.00              $31,538.79
     Kim Rubin                     $150,000.00              $ 5,654.79
     Fred Trevor                   $ 12,700.00              $   478.77
     Kevin Yurek                   $    697.00              $    26.28


This letter will confirm that upon payment in full of the Payoff Amount, plus the Per Diem Amount, if applicable, to the following accounts:

HOLDER:   L & V LEHMANN TRUST
               Wells Fargo Bank
               ABA # 121000248
               Beneficiary: The L & V Lehmann Trust
               Account #6331-567065


HOLDER:   KIM RUBIN
               Chemical Bank
               55 Water Street, 2nd Floor
               New York, NY 10041
               ABA# 021-000128
               For Smith Barney Account #066-198-038
               For Credit to Account #449-76424-15-401
               Client Name: Kim T. Rubin and Jan E. Hollander Trustees of the
                    Kim T. Rubin and Jan E. Hollander Family Trust


HOLDER:   FRED TREVOR
               Great Western Bank
               Routing #321080796
               Bank Account #1278042767



HOLDER:   KEVIN YUREK
               Great Western Bank
               Routing #321080796
               Bank Account #3138080886

the liens and security interests of the undersigned in any and all of the property of Borrower, GreenSpring Computers, Inc., a California corporation and Berg Systems International, Inc., a California corporation (collectively, "DEBTOR") including, without limitation, those granted by that certain Security Agreement dated as of April 28, 1995 executed by Borrower in favor or the Subordinate Lenders, shall be deemed to be released and terminated and all of the Subject Obligations owing by Debtor to the undersigned shall be deemed to have been satisfied in full.

     The undersigned will deliver to Borrower, promptly following receipt of the aforesaid funds, all four of the original promissory notes evidencing the Subject Obligations, marked "Paid." The undersigned hereby represent that
SCHEDULE I contains a complete list of all filings with any filing agency or officer of any state or governmental agency evidencing or perfecting any liens and security interests of the undersigned in any of the property of Debtor, including, without limitation, those granted by that certain Security Agreement dated as of April 28, 1995 executed by Borrower in favor of the Subordinate Lenders (the "FINANCING STATEMENT"). The undersigned will deliver to you, promptly following receipt of the aforesaid funds, all releases and termination statements as are necessary to have the Financing Statements terminated of record and will in the future, deliver such releases and termination statements as are requested by Lender from time to time pertaining to any liens and security interests of the undersigned in any of the property of Debtor.

     This letter may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. In addition, the execution of this letter by any signatory may be evidenced by a telecopy reflecting such person's signature. NationsBank of Texas, N.A. shall be entitled to receive, upon request, from any signatory that has previously forwarded an executed counterpart of this letter by telecopy, a duplicate of this letter bearing such signatory's ink original signature.


                                   Very truly yours,

                                   L & V Lehmann Trust



                                   By:  /s/  LEONARD A. LEHMANN
                                        ------------------------------
                                   Name:     Leonard A Lehmann
                                        ------------------------------
                                   Title:    Trustee
                                        ------------------------------

                                   Kim Rubin:
                                             ------------------------

                                   Fred Trevor:
                                             ------------------------

                                   Kevin Yurek:
                                             ------------------------

     This letter may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. In addition, the execution of this letter by any signatory may be evidenced by a telecopy reflecting such person's signature. NationsBank of Texas, N.A. shall be entitled to receive, upon request, from any signatory that has previously forwarded an executed counterpart of this letter by telecopy, a duplicate of this letter bearing such signatory's ink original signature.


                                   Very truly yours,

                                   L & V Lehmann Trust



                                   By:
                                        ------------------------------
                                   Name:
                                        ------------------------------

                                   Title:
                                        ------------------------------

                                   Kim Rubin: /s/ KIM RUBIN 4-25-96
                                             ------------------------

                                   Fred Trevor: /s/ FRED TREVOR
                                             ------------------------

                                   Kevin Yurek: /s/ KEVIN YUREK
                                             ------------------------

                                   SCHEDULE I


1. UCC-1 Financing Statement Number 950519098 filed for record on May 19, 1995 in the office of the Secretary of State of New Mexico:

          Debtor:        SBS Engineering, Inc.
                         5550 Midway Park Place NE
                         Albuquerque, NM 87109

          Secured Party: L & V Lehmann Trust dated January, 1991,
                         individually and as agent for Kim Rubin, Fred Trevor and Kevin Yurek.
                         49 Montwood Circle
                         Redwood City, CA 94061

2. UCC-2 Financing Statement Number 9514360211 filed for record on May 18, 1995 in the office of the Secretary of State of California:

          Debtor:        SBS Engineering, Inc.
                         5550 Midway Park Place NE
                         Albuquerque, NM 87109

          Secured Party: L & V Lehmann Trust dated January, 1991,
                         individually and as agent for Kim Rubin, Fred Trevor and Kevin Yurek.
                         49 Montwood Circle
                         Redwood City, CA 94061

3. UCC-1 Financing Statement Number 9513961054 filed for record on May 17, 1995 in the office of the Secretary of State of California:

          Debtor:        GreenSpring Computers, Inc., a California
                           corporation.
                         1204 O'Brien Drive
                         Menlo Park, CA 94025

          Secured Party: L & V Lehmann Trust dated January, 1991
                         491 Montwood Circle, c/o Leonard A. Lehmann
                         Redwood City, CA 94061

                                  [LETTERHEAD]


                                 April 26, 1996


NationsBank of Texas, N.A.
901 Main Street, 7th Floor
Dallas, Texas 75202

     Re: Amended and Restated Loans from NationsBank of Texas, N.A. to SBS Technologies, Inc.

Ladies and Gentlemen:

     We are general corporate counsel for SBS Technologies, Inc. (formerly known as SBS Engineering, Inc.), a New Mexico corporation ("BORROWER"), and special New Mexico counsel for Berg Systems International, Inc., a California corporation ("BERG"), and GreenSpring Computers, Inc., a California corporation ("GREENSPRING") (Berg and GreenSpring being sometimes referred to herein collective as the "SUBSIDIARIES"). As such counsel, we have represented Borrower and the Subsidiaries in connection with the that certain Amended and Restated Credit Agreement (the "CREDIT AGREEMENT"), dated as of April 26, 1996, by and between Borrower and NationsBank of Texas, N.A. ("LENDER"), pursuant to which Lender will make (i) a $6,750,000 term loan to Borrower and (ii) a revolving credit facility available to Borrower and its Subsidiaries in an amount up to $2,500,000.

     This opinion is being delivered to you pursuant to SECTION 4.1(1) of the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     For purposes of the opinions contained herein, we have assumed (a) the genuineness of all signatures other than those of Borrower, Berg and GreenSpring, (b) the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, (c) that each of Borrower, Berg and GreenSpring have good and indefeasible title to all of the assets described in the Loan Documents. For purposes of factual matters material to the opinions expressed herein, we have relied generally upon certificates of officers of Borrower and the Subsidiaries, the representations contained in the Credit Agreement and other Loan Documents, and of public officials. In reaching the conclusions expressed in this opinion, we have examined such certificates of public officials and of officers of Borrower and the Subsidiaries, copies of other documents, and matters of law as we deemed necessary or appropriate, including, without limitation:

     (a)  the Credit Agreement;

     (b) the Amended and Restated Term Promissory Note (the "Term Note") dated as of April 26, 1996, executed by Borrower and payable to the order of Lender;

     (c) the Amended and Restated Revolving Promissory Note (the "Revolving Note") dated as of April 26, 1996, executed by Borrower and payable to the order of Lender;

     (d) the Modification of Security Agreements dated as of April 26, 1996, executed by Borrower, Berg and GreenSpring in favor of Lender (the "MODIFICATION");

     (e) the Amended and Restated Guaranty Agreement dated as of April 26, 1996, executed by GreenSpring in favor of Lender (the "GREENSPRING GUARANTY");

     (f) the Amended and Restated Guaranty Agreement dated as of April 26, 1996, executed by Berg in favor of Lender (the "BERG GUARANTY");

     The document set forth in (d) above are sometimes referred to herein collectively as the "SECURITY AGREEMENTS". The documents set forth in (a) through (f) above are sometimes referred to herein collectively as the "LOAN DOCUMENTS."

     Based upon the foregoing, it is our opinion that:

     1. Borrower is a corporation incorporated, validly existing and in good standing under the laws of the State of New Mexico and is duly licensed and qualified to do business and is in good standing in the States of California, Texas, New Mexico and every other jurisdiction in which the ownership of its property or the conduct of its business requires such licensing and qualification, and Borrower has all powers, permits, consents and authorizations necessary to own and operate its properties and to carry on its business as presently conducted.

     2. Berg is a corporation incorporated, validly existing (but not currently in good standing) under the laws of the State of California, and Berg has all powers, permits, consents and authorizations necessary to own and operate its properties and to carry on its business as presently conducted.

     3. GreenSpring is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and is duly licensed and qualified to do business and is in good standing under the laws of the State of California and in every other jurisdiction in which, to our current, actual knowledge, the nature of its business or ownership of its property requires such licensing or qualification, and GreenSpring has all powers, permits, consents and authorizations necessary to own and operate its properties and to carry on its business as presently conducted.

     4.   Borrower has no Subsidiaries other than Berg and GreenSpring.

     5. The execution and delivery by Borrower and the Subsidiaries of the Loan Documents, to the extent each is a party thereto, have been duly authorized and approved by all necessary corporate action. Each of the Loan Documents has been duly executed and delivered by each of Borrower and the Subsidiaries to the extent it is a party thereto, and the Loan Documents constitute the legal valid and binding obligations of Borrower and the Subsidiaries (as applicable) enforceable against Borrower and the Subsidiaries (as applicable) in accordance with their respective terms.

     6. The execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated thereby and the compliance with the terms and conditions thereof, (a) do not violate any federal or New Mexico statute, rule or regulation binding on Borrower, Berg or, to our current, actual knowledge, GreenSpring; (b) do not conflict with, result in a breach of, or constitute a default under, any of the terms, conditions, or provisions of (i) the Articles (or Certificate) of Incorporation or the Bylaws of Borrower or either of the Subsidiaries; (ii) to the best of our knowledge, any material indenture, agreement or other instrument binding upon Borrower or either of the Subsidiaries; or (iii) any judgment, order, writ, injunction, determination or award or decree known to us of any governmental authority to which Borrower or either of the Subsidiaries is subject; and (c) to the best of our knowledge, do not result in the creation of any mortgage, lien, security interest, charge, or encumbrance upon any assets or properties of the Borrower or the Subsidiaries except as permitted under the Loan Documents.

     7. To our current, actual knowledge, except for those that have been obtained or made and which remain in full force and effect, or as otherwise contained in the Loan Documents, no consent, approval, authorization, filing, order or any other act by, or in respect of any person, governmental department, administrative agency or instrumentality having jurisdiction over Borrower or either of the Subsidiaries is required for (a) the execution and delivery by each of Borrower and the Subsidiaries of the Loan Documents to which it is a party, (b) the consummation of the transactions contemplated by the Loan Documents, and (c) the performance by each of Borrower and the Subsidiaries of its obligations under the Loan Documents to which it is a party.

     8. To the best of our knowledge, except as disclosed in the Loan Documents, and except for an appeal, in which the Borrower is a real party in interest, filed by Firearms Training Systems, Inc. against the State of California, Department of General Services and State Board of Control seeking to set aside the award of a contract by the California Highway Patrol to the Company, which contract has been fully performed and under which the Company has been full paid, there is no action, suit or proceeding pending or threatened against Borrower or the Subsidiaries, or the Collateral before any court, governmental department, administrative agency or instrumentality which, if such action, suit or proceeding were adversely determined would, in any case or in the aggregate, adversely affect the property, assets, financial position, business or the results of operations of Borrower or the Subsidiaries or their respective businesses, or the ability of Borrower or the Subsidiaries to perform their obligations under the Loan Documents.

     9. To our current, actual knowledge, based solely upon certification made to us by principals of the Borrower and the Subsidiaries, each of Borrower and the Subsidiaries is in compliance with all applicable laws, rules, regulations, and the other legal requirements with respect to its business and the use, maintenance, and operations of the real and personal property owned or leased by it in the conduct of its business, the violation of which would materially adversely affect the property, assets, financial condition, or business of Borrower or the Subsidiaries or materially impair the right or ability of Borrower or the Subsidiaries to carry on its operations substantially as conducted on the date hereof.

     10.  [Intentionally omitted].

     10   Borrower is not an investment company within the meaning of the
Investment Company Act of 1940.

     11. The compensation contracted for, charged or to be received pursuant to the terms of the Credit Agreement, the Term Note, the Revolving Note and the other Loan Documents is not usurious under Applicable Laws. For the purposes of this opinion, the term "Applicable Laws" means all federal and New Mexico constitutional, legislative, judicial, and administrative provisions, statutes, regulations, decisions, rulings, and other laws (without taking into account conflict of laws principles that might cause the laws of a state other than the State of New Mexico to apply).

     12. In a properly presented case, a state or federal court located in New Mexico should give effect to the choice of Texas law contained in the Loan Documents.

     This opinion is limited by, subject to and based on the following:

     (a) We have assumed that Lender is validly existing, has all requisite power and authority to enter into and perform its obligations under the Loan Documents, has duly authorized, executed and delivered the Loan Documents, and the obligations of Lender under the Loan Documents are valid, binding and enforceable.

     (b) The enforceability of the respective obligations of the parties to the Loan Documents and the availability of certain rights and remedies provided for therein may be limited by (i) applicable state and federal laws and judicial decisions that may hinder or delay the exercise of rights and remedies, but should not materially diminish the practical realization of such enforceability,
(ii) principles of equity (regardless of whether raised in a proceeding at law or equity) and commercial reasonableness, (iii) applicable bankruptcy, fraudulent transfer, fraudulent conveyance, insolvency, reorganization, moratorium, liquidation, conservatorship, rearrangement or similar laws affecting creditors' rights generally, (iv) rights of the United States under the Federal Tax Lien Act of 1966, as amended, and (v) indemnification provisions therein which may be limited by applicable public policy.

     (c) The enforcement by Lender of any of its rights and remedies under the Loan Documents is subject to any implied duty of good faith and, as to any of its rights and remedies, its duty to comply with the provisions of the UCC, as applicable.

     (d) We express no opinion with respect to the enforceability of any provision of the Loan Documents (i) providing for the waiver of certain notices to or defenses or rights of Borrower, including, without limitation, the benefit of statutes providing for limitations on actions or the right to trial by jury,
(ii) providing for the appointment of a receiver to the extent the appointment of a receiver is governed by applicable court rules or statutory requirements and to the extent such provisions do not comply with such requirements,
(iii) providing for consent to
venue, (iv) providing for the restriction of access to legal or equitable remedies, (v) that purport to establish evidentiary standards for suits or proceedings to enforce the Loan Documents, (vi) relating to subrogation rights, delay, omission or enforcement of remedies or severance, (vii) providing for remedies without judicial process, or (viii) purporting to bind parties to agree to the validity of future acts.

     (e) The opinions contained herein are limited solely to the laws of the United States (but expressly excluding federal laws governing intellectual property), and the State of New Mexico. For the purposes of each opinion contained herein except paragraph 12, we have assumed with your permission with respect to each Loan Document that it is governed by the laws of the State of New Mexico without giving effect to any choice of law principles that might cause the laws of another state to govern its terms. We have assumed for purposes of the opinion contained in paragraph 12, that the Loan Documents are payable in Texas and the last act to cause the Loan Documents to become binding contracts, being the final signatures by Lender to those Loan Documents to which Lender is a signator, occurred in the State of Texas. The assumptions in the immediately preceding sentence are based on the lack of any case law in New Mexico construing a contractual choice-of-law provision not governed by the Uniform Commercial Code, and the existing case law suggesting that in a multi-state transaction, the law of the state in which the last act occurred to cause a binding contract to be formed will govern the contract. We express no opinions regarding any matters of Texas law, including but not limited to references to Texas statutes contained in the Loan Documents, any matters involving Texas usury laws and references to banker's liens.

     (f) We have made no examinations and express no opinion with respect to title to any real or personal property interests covered by any of the Security Agreements or as to the application of any securities laws to the opinions contained herein.

     (g) We express no opinion with respect to any security interest granted by the Loan Documents in any collateral that is an agreement between Borrower or either of the Subsidiaries and a third party and therefore is subject to the terms thereof.

     (h) The opinions contained herein are limited to the matters expressly set forth in herein, and no opinion may be implied or inferred beyond the matters expressly so stated.

     (i) This opinion is given as of the date hereof and we disclaim any obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

This opinion is delivered to you in connection with the Loan Documents and the transactions contemplated thereby and may be relied upon by you, any other person or entity to whom you sell or assign an interest in the Loan Documents or the transactions evidenced thereby, and your counsel, by may not otherwise be relied upon by or quoted to anyone without our prior express written consent.

                                       Very truly yours,

                                       KEMP, SMITH DUNCAN & HAMMOND, P.C.



                                       By   /s/ BRUCE E. CASTLE
                                            ----------------------------------
                                            Bruce E. Castle

                          CERTIFICATE IN SUPPORT OF OPINION

    The undersigned, being the President and Chief Operating Officer and Chief Financial Officer, respectively, of SBS Technologies, Inc. (the "COMPANY"), Chairman of the Board and Chief Executive Officer and Chief Financial Officer, respectively, of GreenSpring Computers, Inc. ("GREENSPRING"), and a Director and Treasurer, respectively, of Berg Systems International, Inc. ("BERG"), hereby certify to Kemp, Smith, Duncan & Hammond, P.C., as follows:

    1. The Company currently has active business operations, including facilities, only in the states of New Mexico and California.

    2.   Berg and GreenSpring are the only subsidiaries of the Company.

    3. Berg's only assets are contracts and purchase orders. To the best of our knowledge, Berg conducts business only in the State of California, though it sells to customers located around the world, and Berg has no debt except to trade creditors in the ordinary course of business.

    4. To the best of our knowledge, GreenSpring conducts business only in the State of California, though it sells to customers located around the world, and GreenSpring has no debt except to trade creditors in the ordinary course of business.

    5. Each of the Loan Documents has been duly executed and delivered by each of the Company, Berg and GreenSpring.

    6. We are aware of no action, suit or proceeding pending or threatened against the Company, Berg or GreenSpring before any court, governmental department, administrative agency or instrumentality except an appeal, in which the Company is a real party in interest, filed by Firearms Training Systems, Inc. against the State of California, Department of General Services and State Board of Control seeking to set aside the award of a contract by the California Highway Patrol to the Company, which contract has been fully performed and under which the Company has been full paid.

    7. None of the contracts between any governmental department, administrative agency or instrumentality (the "GOVERNMENTAL ENTITY") and any of the Company, Berg or GreenSpring require any notice approval or consent to permit each of the Company and GreenSpring to enter into the loan transaction with NationsBank of Texas, N.A. ("LENDER") or perform its obligations contained the Loan Documents.

    8. We are unaware of any security interests, mortgages, liens or encumbrances against any assets of the Company, Berg or GreenSpring except as specifically disclosed in the Credit Agreement.

    9. None of the Company, Berg, nor GreenSpring has registered any trademarks, trademark rights, patents, patent rights, licenses, permits, tradenames, tradename rights, copyrights and approvals, except that GreenSpring has filed the name "Industry Pack" as a trademark and the Company has filed the name "SBS Technologies" as a trademark. No additional filings, to the best of our knowledge, are required to conduct any business of the Company, Berg or GreenSpring as now conducted without conflict with the rights or claimed rights of others.

    10. Except that Berg is currently not in good standing in the State of California, to the best of our knowledge, each of Company, Berg and GreenSpring is in compliance with all, and neither the Company, Berg or GreenSpring has received any notice of noncompliance with any, applicable laws, rules, regulations and the other legal requirements with respect to its business and the use, maintenance, and operations of the real and personal property owned or leased by it in the conduct of its business.

    11. All of the issued and outstanding capital stock of Berg and GreenSpring is owned legally, beneficially and of record by the Company. All of such shares are of one class and have been validly issued in full compliance with all applicable federal and state laws, and are fully paid and non-accessible. No other shares of Berg or GreenSpring of any class or type are outstanding. There are no outstanding subscription rights, preemptive rights, options, calls, warrants, conversion rights, commitment rights or agreements of any kind, character or nature, written or oral, whatsoever for the sale, grant or issuance by Berg or GreenSpring of any of its capital stock or securities of any kind.

    12. Each of the capitalized terms used in this Certificate, to the extent not specifically defined herein, shall have the definitions ascribed thereto in that certain Amended and Restated Credit Agreement ("CREDIT AGREEMENT") dated as of April 26, 1996 by and between the Company and Lender.

    13. The undersigned hereby acknowledge that Kemp, Smith, Duncan & Hammond, P.C. is relying upon this Certificate to enable it to provide the opinion required by Lender to make the loans contemplated by the Credit Agreement.

    DATED as of April 26, 1996.

                                       /s/ CHRISTOPHER J. AMENSON
                                     ------------------------------------------
                                           Christopher J. Amenson


                                       /s/ JAMES E. DIXON
                                     ------------------------------------------
                                           James E. Dixon

                                 CLOSING CERTIFICATE

    This Certificate is delivered to NationsBank of Texas, N.A. ("Lender"), pursuant to Section 4.1(i) of that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of April 26, 1996, executed by and between Lender and SBS Technologies, Inc. ("Borrower"), and acknowledged and consented to by Berg Systems International, Inc. ("Berg") and GreenSpring Computers, Inc. (GreenSpring"), in connection with the amendment and restatement of existing revolving and term loans made by Lender to Borrower under the Credit Agreement as of April 26, 1996 (the "Closing Date").

    Each of Borrower, Berg and GreenSpring hereby certifies to Lender as follows:

    1. No Default or Event of Default (as such terms are defined in the Credit Agreement) exists on the Closing Date.

    2. All of the representations and warranties contained in Article VII of the Credit Agreement and in the other Loan Documents (as defined in the Credit Agreement) are true and correct on the Closing Date.

    3. Each of Borrower, Berg and GreenSpring has performed and complied with all agreements and conditions required to be performed or complied with by it prior to or on the Closing Date.

    4. The following persons are authorized to sign the Loan Documents for and on behalf of Borrower, Berg and GreenSpring respectively:

         For Borrower:            Christopher J. Amenson
                                  President

                                  /s/ CHRISTOPHER J. AMENSON
                                  ---------------------------------------------
                                  (signature)

         For Berg:                Name: Christopher J. Amenson
                                       ----------------------------------------
                                  Title: Chief Executive Officer
                                        ---------------------------------------

                                  /s/ CHRISTOPHER J. AMENSON
                                  ---------------------------------------------
                                  (signature)

         For GreenSpring:         Christopher J. Amenson
                                  Chairman of the Board and Chief
                                  Executive Officer

                                  /s/ CHRISTOPHER J. AMENSON
                                  ---------------------------------------------
                                  (signature)

    The undersigned acknowledge that Lender is relying on this Certificate and the statements made herein.


SBS TECHNOLOGIES, INC.

By: /s/ J. E. DIXON
    ------------------------------
    J. E. Dixon
    Vice President of Finance
    and Administration


BERG SYSTEMS INTERNATIONAL, INC.

By: /s/ CHRISTOPHER J. AMENSON
    ------------------------------------
Name:    Christopher J. Amenson
    ------------------------------------
Title:   Chief Executive Officer
    ------------------------------------


GREENSPRING COMPUTERS, INC.

By: /s/ CHRISTOPHER J. AMENSON
    ------------------------------------
Name:    Christopher J. Amenson
    ------------------------------------
Title:   Chairman
    ------------------------------------

                                SBS TECHNOLOGIES, INC.

                          CERTIFICATE OF SECRETARY REGARDING
                       ARTICLES, BYLAWS, AND BOARD RESOLUTIONS


    I. Scott A. Alexander, hereby certify that I am the duly elected, qualified, and acting Secretary of SBS Technologies, Inc., a New Mexico corporation (the ("COMPANY"), and that I am authorized to execute and deliver this Certificate, and further, I certify as follows:

1. Attached hereto as EXHIBIT "A" are true, correct and complete copies of the Articles of Incorporation, as may be amended, of the Company, in effect as of the date hereof.

2. Attached hereto as EXHIBIT "B" are true, correct and complete copies of the Bylaws, as may be amended, of the Company, in effect as of the date hereof.

3. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of the resolutions duly adopted by the unanimous consent of the Board of Directors of the Company effective April 26, 1996, authorizing the execution, delivery and performance of a loan from NationsBank of Texas, N.A. in an amount not to exceed $9,250,000, and authorizing related actions, and such resolutions have not been amended or revoked, and are now in full force and effect.

         April 26, 1996.


                                       /s/ SCOTT A. ALEXANDER
                                       ----------------------------------------
                                       Scott A. Alexander, Secretary


(SEAL)

                                     EXHIBIT "A"


                             [ARTICLES OF INCORPORATION]

                                 STATE OF NEW MEXICO

                                        [SEAL]


                             CERTIFICATE OF INCORPORATION

                                          OF

                                SBE ENGINEERING, INC.

                                       1332881

    The State Corporation Commission certifies that duplicate originals of the Articles of Incorporation attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

    Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.




Dated:   NOVEMBER 21, 1986


         [SEAL]
                                       In Testimony Whereof, the State
                                       Corporation Commission of the State
                                       of New Mexico has caused this
                                       certificate to be signed by its
                                       Chairman and the Seal of said
                                       Commission to be affixed at the city
                                       of Santa Fe


                                       /s/ ERIC P. SERNA
                                       -------------------------------------
                                                                    Chairman


                                       /s/ MERCIE CANDILARIA
                                       -------------------------------------
                                                      For           Director

                                                                NOV 21 1986
                                                             CORPORATION AND
                                                           FRANCHISE TAX DEPTS.

                              ARTICLES OF INCORPORATION

    The undersigned, acting as an Incorporator of a corporation under the New Mexico Business Corporation Act, adopts the following Articles of Incorporation for the corporation:

                                      ARTICLE I
    Its corporate name will be SBE Engineering, Inc.

                                      ARTICLE II
    It is organized to provide engineering and related services and for every other purpose permitted by the Business Corporation Act.

                                     ARTICLE III
    It will have authority to issue one class of 500,000 shares of common stock.

                                      ARTICLE IV
    Its initial registered office address will be 10001 Coors Boulevard, N.W., Albuquerque, New Mexico, 87114 and its initial registered agent at that address will be A. Rolfe Black.

                                      ARTICLE V
    The name and address of the sole Director who will constitute its initial Board of Directors is:

    A. Rolfe Black
    10001 Coors Boulevard, N.W.
    Albuquerque, New Mexico 87114



                                     Exhibit "A"

                                      ARTICLE VI
    Its shareholders will have no preemptive right to acquire authorized but unissued shares, or securities convertible into such shares or carrying a right to subscribe to or acquire such shares.

DATED: NOVEMBER 10, 1986
       ----------------------


                                        /s/ ALISON SCHULER
                                       ------------------------------------
                                            Alison K. Schuler
                                            707 Broadway Place, N.E.
                                            Albuquerque, New Mexico 87125


ARTICLES OF INCORPORATION - Page 2

                                                              NOV 21 1986
                                                             CORPORATION AND
                                                           FRANCHISE TAX DEPTS.

                              ACCEPTANCE OF APPOINTMENT
                                 AS REGISTERED AGENT

    The undersigned, being duly sworn, accepts appointment as Registered Agent pursuant to the Business Corporation Act for SBE Engineering, Inc., a New Mexico corporation.


                                       By: /s/ A. ROLFE BLACK
                                       ------------------------------
                                               A. Rolfe Black

STATE OF NEW MEXICO     )
                        )    ss.
COUNTY OF BERNALILLO    )

    SUBSCRIBED AND SWORN TO before me on    NOVEMBER 17, 1986.
                                            -----------

                                       /s/ DOROTHY PITSFORD
                                       -------------------------
                                       NOTARY PUBLIC

My Commission Expires:

    3-30-87
- ----------------------
15,63/85


ARTICLES OF INCORPORATION - Page 3

                                 STATE OF NEW MEXICO

                                        [SEAL]



                                      OFFICE OF
                           THE STATE CORPORATION COMMISSION


                               CERTIFICATE OF AMENDMENT

                                          OF

                                SBE ENGINEERING, INC.

                                       3012275


    The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

    Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.


Dated:   MARCH 10, 1989


         [SEAL]
                                       In Testimony Whereof, the State
                                       Corporation Commission of the State
                                       of New Mexico has caused this
                                       certificate to be signed by its
                                       Chairman and the Seal of said
                                       Commission to be affixed at the city
                                       of Santa Fe


                                       /s/ ERIC P. SERNA
                                       ----------------------------------------
                                                                     Chairman


                                       /s/ MANUEL E. SALIZ
                                       ----------------------------------------
                                                                     Director

                                                 STATE CORPORATION COMMISSION
                                                           OF NEW MEXICO
                                                           MAR 10 1989
                                                           CORPORATION DEPT.

                                ARTICLES OF AMENDMENT

    SBE ENGINEERING, INC. adopts the following Articles of Amendment under the New Mexico Business Corporation Act:

                                     ARTICLE ONE
    The Shareholders adopted the following amendment to the Articles of Incorporation on September 30, 1988:

    RESOLVED, that the Articles of Incorporation be amended by deleting ARTICLE III and substituting the following:

                                     ARTICLE III
              It will have authority to issue one class of 5,000,000 shares of common stock.

                                     ARTICLE TWO
    The number of shares issued at the time of adoption was 100,000, all of which were entitled to vote on the amendment. 100,000 voted for the amendment and 0 voted against it.

              DATED:    9/30/88, 1988.
                        -------


                                       SBE ENGINEERING, INC.

                                       By   /s/ ANDREW C. CRUCE
                                          -------------------------------
                                                Andrew C. Cruce
                                                 Its President


                                       Stamped "Received" on March 10, 1989
                                       NM ST.CORP.COMM.
                                       CORPORATION DEPT.

                                                      -and-


                                       By  /s/ SCOTT ALEXANDER
                                          --------------------------------
                                               Scott Alexander
                                                Its Secretary


STATE OF NEW MEXICO     )
                        )    ss.
COUNTY OF BERNALILLO    )

    I certify that on        FEBRUARY 6, 1989    ,    ANDREW C. CRUCE AND SCOTT
ALEXANDER, being duly sworn, declared they are the corporate officers who signed the foregoing document executed by the Corporation, and that the statements contained therein are true.

                                       /s/ BRUCE E. WIGGINS
                                       --------------------------------
                                       Notary Public

My commission expires:

    3/13/89
- ----------------------

3044H


                                       Stamped "Received" on March 10, 1989
                                       NM ST.CORP.COMM.
                                       CORPORATION DEPT.

                                 STATE OF NEW MEXICO

                                       [SEAL]

                                      OFFICE OF
                           THE STATE CORPORATION COMMISSION


                               CERTIFICATE OF AMENDMENT

                                          OF

                                SBS ENGINEERING, INC.

                                       3021615


    The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

    Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.






Dated:   OCTOBER 17, 1989


         [SEAL]
                                       In Testimony Whereof, the State
                                       Corporation Commission of the State
                                       of New Mexico has caused this
                                       certificate to be signed by its
                                       Chairman and the Seal of said
                                       Commission to be affixed at the city
                                       of Santa Fe


                                       /s/ ERIC P. SERNA
                                       ----------------------------------------
                                                                     Chairman


                                       /s/ MANUEL E. SALIZ
                                       ----------------------------------------
                                                                     Director

                                ARTICLES OF AMENDMENT

    SBE ENGINEERING, INC. adopts the following Articles of Amendment pursuant to the New Mexico Corporation Act:

                                      ARTICLE I

    The shareholders adopted the following amendment to the Articles of Incorporation on September 30, 1989:

         Article I of the Corporation's Articles of Incorporation is amended to change the name of the Corporation to "SBS
         ENGINEERING, INC."

                                      ARTICLE II

     A new article VII is added as follows:

     A director shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director unless:

         (1) the director has breached or failed to perform the duties of the director's office in compliance with the New Mexico Business Corporation Act, as amended from time to time; and

         (2)  the breach or failure to perform constitutes:

             (a) negligence, willful misconduct or recklessness in the case of a director who has either an ownership interest in the Corporation or receives in the capacity as a director or as an employee of the Corporation compensation of more than two thousand dollars ($2,000) from the Corporation in any calendar year; or

             (b) willful misconduct or recklessness in the case of a director who does not have an ownership interest in the Corporation and does not receive in the capacity as director or as an employee of the Corporation compensation of more than two thousand dollars ($2,000) from the Corporation in any calendar year.

                                      ARTICLE III

    1,000,000 shares of the Corporation's Common Stock were issued and outstanding and entitled to vote on the Amendment, when this Amendment was adopted. All shares voted for the Amendment, no shares voted against the Amendment.

    DATED:    SEPTEMBER 30, 1989.
         ------------------------

                                       SBE ENGINEERING, INC.

                                       /s/ ANDREW C. CRUCE
                                       ------------------------------
                                       ANDREW C. CRUCE, President


                                       /s/ SCOTT ALEXANDER
                                       ------------------------------
                                       SCOTT ALEXANDER, Secretary

STATE OF NEW MEXICO     )
                        )    ss.
COUNTY OF BERNALILLO    )

    Personally appeared before me ANDREW C. CRUCE, President, this 30 day of SEPTEMBER, 1989, who, being first duly sworn, declared that he is the person who signed the foregoing document as President and that the statements therein contained are true.

                                       /s/ DOROTHY PITSFORD
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:                                  [SEAL]

    3-30-91
- ----------------------

STATE OF NEW MEXICO     )
                        )    ss.
COUNTY OF BERNALILLO    )

    Personally appeared before me SCOTT ALEXANDER, Secretary, this 30 day of SEPTEMBER, 1989, who, being first duly sworn, declared that he is the person who signed the foregoing document as Secretary and that the statements therein contained are true.

                                       /s/ DOROTHY PITSFORD
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:                                  [SEAL]

    3-30-91
- ----------------------

                                 STATE OF NEW MEXICO

                              [STATE OF NEW MEXICO SEAL]

                                      OFFICE OF
                           THE STATE CORPORATION COMMISSION


                               CERTIFICATE OF AMENDMENT

                                          OF

                                SBS ENGINEERING, INC.

                                       3051083


    The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

    Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.






Dated:   OCTOBER 10, 1991



                                       In Testimony Whereof, the State
                                       Corporation Commission of the
[STATE SEAL OF NEW MEXICO]             State of New Mexico has caused
                                       this certificate to be signed by its
                                       Chairman and the Seal of said
                                       Commission to be affixed at the city
                                       of Santa Fe


                                                 /s/ LOUIS GALLEGOS
                                                 ------------------------------
                                                                       Chairman


                                                 /s/ MANUEL E. SALIZ
                                                 ------------------------------
                                                                       Director

                                ARTICLES OF AMENDMENT


         SBS Engineering, Inc. adopts the following Articles of Amendment pursuant to the New Mexico Business Corporation Act.


                                     ARTICLE ONE

         The Shareholders of the Corporation adopted the following amendment to
Article III of the Articles of Incorporation on September 20, 1991:

         "The Corporation will split its common stock by 1.828467 to 1 and increase the authorized common stock to 30,000,000 shares."


                                     ARTICLE TWO

         The Shareholders of the Corporation adopted the following amendment to the Articles of Incorporation on September 20, 1991:

         A new Article VIII is added as follows:

         "An affidavit signed by each Director that he or she consents to be a Director of the Corporation is on file at the office of the Corporation."


                                    ARTICLE THREE

         1,035,500 shares were issued and outstanding and entitled to vote on the amendment. 782,250 shares voted for the amendment; No shares voted against the amendment.




Dated: SEPTEMBER 20, 1991
       ----------------------

                                       SBS Engineering, Inc.


                                       By:  /s/ ANDREW C. CRUCE
                                          ------------------------------------
                                           Andrew C. Cruce, President

                                            and

                                       By:  /s/ SCOTT A. ALEXANDER
                                         -------------------------------------
                                          Scott A. Alexander, Secretary


ARTICLES OF AMENDMENT - PAGE 1

STATE OF NEW MEXICO      )
                         )   ss.
COUNTY OF BERNALILLO     )


         Personally appeared before me Andrew C. Cruce, President, this 7th day of October, 1991, who, being first duly sworn, declared that he is the person who signed the foregoing document as President and that the statements therein contained are true.

                                       /s/ DOROTHY PITSFORD
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

    3-30-95
- ----------------------

STATE OF NEW MEXICO          )
                             )    ss.
COUNTY OF BERNALILLO         )


         Personally appeared before me Scott A. Alexander, Secretary, this 7th day of October, 1991 who, being first duly sworn, declared that he is the person who signed the foregoing document as President and that the statements therein contained are true.

                                       /s/ DOROTHY PITSFORD
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

    3-30-95
- ----------------------


ARTICLES OF AMENDMENT - PAGE 2

                                ARTICLES OF AMENDMENT
                                SBS ENGINEERING, INC.

    Pursuant to the New Mexico Business Corporation Act, the Shareholders of SBS ENGINEERING, INC. adopt the following Amendment to its Restated Articles of
Incorporation:

                                      SECTION 1

    The current name of the corporation is SBS Engineering, Inc.

                                      SECTION 2

    The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on December 15, 1994, in the manner prescribed by the New Mexico Business Corporation Act:

         Article I of the Articles of Incorporation of SBS Engineering, Inc. is hereby amended in its entirety to read as follows:

                                      ARTICLE I

         The name of the corporation is SBS Technologies, Inc.


                                      SECTION 3

    The number of shares issued at the time of adoption was 2,818,657, all of which were entitled to vote on the amendment. 1,588,928 shares voted for the amendment, and 0 voted against it.

    DATED:     JUNE 27, 1995
         -----------------------

                                       SBS ENGINEERING, INC.


                                       By  /s/ CHRISTOPHER J. AMENSON
                                         ------------------------------------
                                               Christopher J. Amenson
                                                   Its President

                             and

                                       By  /s/ SCOTT A. ALEXANDER
                                         ------------------------------------
                                               Scott A. Alexander
                                                  Its Secretary


    I verify that I am one of the corporate officers who signed the foregoing document executed by the corporation, and that the statements contained therein are true and correct to the best of my knowledge.


                                       /s/ CHRISTOPHER J. AMENSON
                                       ------------------------------------
                                       Christopher J. Amenson


STATE OF NEW MEXICO          )
                             )    ss.
COUNTY OF BERNALILLO         )

    I certify that on 6/27, 1995, Christopher Amenson, being duly sworn, declared he is one of the corporate officers who signed the foregoing document executed by the Corporation, and that the statements contained therein are true.


                                       /s/  ELIZABETH CANTRELL
                                       ------------------------------------
                                       Notary Public


My commission expires:

    6/2/98
- ----------------------

                                 STATE OF NEW MEXICO
                              [STATE OF NEW MEXICO SEAL]
                                      OFFICE OF
                           THE STATE CORPORATION COMMISSION
                               CERTIFICATE OF AMENDMENT

                                          OF

                                SBS TECHNOLOGIES, INC.

                                       3111705


    The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the

                               BUSINESS CORPORATION ACT
                           (53-11-1 TO 53-18-12 NMSA 1978)

have been received by it and are found to conform to law.

    Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.



Dated:   JUNE 28, 1995



[STATE OF NEW MEXICO SEAL]        In Testimony Whereof, the State
                                  Corporation Commission of the State of
                                  New Mexico has caused this certificate
                                  to be signed by its Chairman and the Seal of said Commission to be affixed at the City of Santa Fe


                                       /s/ JEROME D. BLOCK
                                       -----------------------------------
                                                                  Chairman


                                       /s/ JOY JIMENEZ
                                       -----------------------------------
                                                              for Director

                                     EXHIBIT "B"

                                       [BYLAWS]

                                        BYLAWS

                                          OF

                                SBE ENGINEERING, INC.


                                      ARTICLE I

                                     SHAREHOLDERS

    A. ANNUAL MEETING. The annual meeting of the shareholders will be held during the month of November of each year at a time and place fixed by the Board of Directors for the purpose of electing Directors and for the transaction of any other business as may come before the meeting. If no place is designated for the meeting it will be held at the registered office of the Corporation. If the day fixed for the annual meeting is a legal holiday, the meeting will be held on the next succeeding business day.

    B. SPECIAL MEETING. Special meetings of the shareholders may be called by the President, the Board of Directors or by the holders of not less than one tenth of all the shares entitled to vote at the meeting.

    C. NOTICE OF SHAREHOLDERS' MEETINGS. Written notice of all shareholders' meetings stating the time and the place, and the purpose of the meetings, will be given by the President or a Vice President or the Secretary or an Assistant Secretary or by the officer or persons calling the meeting either personally, by telegram or similar data transmission system or by mail or expedited delivery service, not less than ten nor more than fifty days before the date of the meeting, to each shareholder of record entitled to vote at the meeting at the address as it appears on the stock transfer books of the Corporation, unless the shareholder has filed with the Secretary of the Corporation a written request that notice intended for the shareholder be mailed to some other address.
Notice will be deemed to be delivered when deposited, postage pre-paid in the United States mail or when delivered, charges prepaid, to the expedited delivery service or when delivered, charges prepaid, to the telegraph company or similar data transmission company. Attendance of a shareholder in person or by proxy at a meeting constitutes a waiver of notice of the meeting, except where a shareholder attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

    D. QUORUM OF SHAREHOLDERS. At any meeting of the shareholders, a majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum. A quorum once


                               Exhibit "B"
attained at a meeting will continue until adjournment notwithstanding the withdrawal of enough shares to leave less than a quorum. When a quorum is present at any meeting, a majority of the shares represented at the meeting and entitled to vote on a matter will decide any question brought before the meeting, unless the vote of a greater number or class voting is required by law or the Articles of Incorporation.

    E. PROXIES. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact. That proxy will be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy will be valid after eleven months from the date of its execution unless otherwise provided in the proxy and permitted by law.

    F. ACTION BY CONSENT. Any action required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken is signed by all of the shareholders entitled to vote on the subject matter of the action. The consent will have the effect of a unanimous vote.


                                      ARTICLE II

                                 SHARES CERTIFICATES

    A. CERTIFICATES. Certificates of stock will be in a form approved by the Board of Directors. The certificates will be signed by the Chairman or Vice-Chairman of the Board of Directors or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed by the corporate seal or a facsimile. Each certificate will be consecutively numbered and state upon its face the information required by law. The name and address of the person owning the shares, with the number of shares and the date of issue, will be entered on the Corporation's books. The person or entity in whose name shares appear on the record of shareholders of the Corporation will be the shareholder and will be deemed by the Corporation to be the owner of the shares for all purposes whether or not the Corporation has other knowledge.

         Unless otherwise provided in the Articles of Incorporation, the Board of Directors may provide by resolution that some or all of any classes or series of its shares will be uncertificated shares, provided that the resolution will not apply to shares represented by a certificate until that certificate is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation will send to the registered owner of the shares written notice containing the name of the person to whom the shares are registered and the number, class and series which

BYLAWS - Page 2
the shares represent. Except as otherwise expressly provided by the law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series will be identical.

    B. ASSIGNMENT AND CANCELLATION. All certificates of shares transferred by assignment will be surrendered to the Secretary for cancellation and new certificates issued to the purchasers or assignees.

    C. TRANSFER. Shares of stock will be transferred only on the stock transfer books of the Corporation. Share transfer and issuance will be done by the Secretary in the manner provided by the Business Corporation Act and the Uniform Commercial Code of New Mexico.


                                     ARTICLE III

                                      DIRECTORS

    A. NUMBER, TENURE, QUALIFICATIONS AND ELECTION. The number of Directors of the Corporation will be not fewer than one nor more than 4. Each Director will be elected annually at the annual meeting of shareholders and will serve until that Director's successor has been elected and qualified. Directors need not be residents of New Mexico nor shareholders of the Corporation.

    B. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors will be held without other notice than this bylaw, immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of New Mexico, for the holding of regular meetings without other notice than that resolution.

    C. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President or any one Director. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of New Mexico, as the place for holding any special meeting of the Board of Directors.

    D. NOTICE. Notice of any special meeting will be given at least two days before the meeting by written notice delivered personally or by mail or expedited delivery service to each Director at his or her business address, or by telephone, telegram or similar data transmission system. Notice, if written, will be deemed to be delivered when deposited, postage prepaid, in the United States mail in a sealed envelope so addressed or when delivered, charges prepaid, to an expedited

BYLAWS - Page 3
delivery service. If notice is given by telegram or similar data transmission system, the notice will be deemed to be delivered when the communication is delivered, charges prepaid, to the telegraph company or to the data transmission company, as appropriate. If notice is given by telephone or similar voice transmission system, the notice will be deemed given if the call is monitored by one other director. Any Director may waive notice of any meeting. The attendance of a Director at any meeting will constitute a waiver of notice of the meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

    E. QUORUM. A majority of the number of Directors fixed by these Bylaws as constituting the Board of Directors will constitute a quorum for the transaction of business. A quorum once attained will continue notwithstanding the voluntary withdrawal of enough Directors to leave less than a quorum. A majority of the members present at a meeting where a quorum is present shall decide any question brought before the meeting unless a greater number is required by law or the Articles of Incorporation.

    F. ACTION BY CONSENT. Any action required to be taken at a meeting of the Directors, or any other action which may be taken at a meeting of Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the Directors entitled to vote with respect to the subject matter of the meeting. The consent will have the effect of a unanimous vote and will be equally valid as if the action were approved at a meeting.

    G. PARTICIPATION BY TELEPHONE. Any one or more members of the Board of Directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by this means will constitute presence in person at the meeting.

    H. VACANCIES. Any vacancy occurring in the Board of Directors, or in a directorship to be filled by reason of any increase in the number of Directors, may be filled by a majority vote of the remaining Directors. A Director elected to fill a vacancy will be elected for the unexpired term of the Director's predecessor in office.

    I. COMPENSATION. Directors as such will not receive any stated salaries for their services, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, of any, may be allowed for attendance at each regular or special meeting of the Board of Directors. Nothing in this section will be construed to preclude any Director from serving the

BYLAWS - Page 4

Corporation in any other capacity and receiving compensation therefor.

    J. REMOVAL. At a meeting of the shareholders called expressly for that purpose, any Director or the entire Board of Directors may be removed, with or without cause, by a vote of a majority of the shares then entitled to vote at an election of Directors.



                                      ARTICLE IV

                                       OFFICERS

    A. NUMBER. The officers of the Corporation will consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may deem necessary. The additional officers may be appointed or elected in accordance with the provisions of this Article. Any two or more offices may be held by the same person, except the offices of President and Secretary.

    B. ELECTION AND TERM OF OFFICE. The officers of the Corporation will be elected annually by the Board of Directors at the annual meeting of the Board of Directors. Vacancies may be filled or new offices may be created and filled at any meeting of the Board of Directors. Each officer will hold office until the officer's successor has been duly elected and qualified or until the officer's death or until the officer resigns or has been removed in the manner provided in this Article.

    C. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served by the officer or agent's removal, but that removal will be without prejudice to the contract right, if any, of the person removed.

    D. PRESIDENT. The President will be chief executive officer of the Corporation. The President, unless some other person is specifically authorized by vote of the Board of Directors, will sign all certificates of stock, bonds, deeds, mortgages, extension agreements, modification of mortgages agreements, leases, and contracts of the Corporation. The President will perform all the duties commonly incident to the President's office and will perform any other duties the Board of Directors designates.

    E. VICE PRESIDENT. Except as specially limited by vote of the Board of Directors, any Vice President will perform the duties and have the powers of the President during the absence, disability or failure to act of the President.
The Vice President will perform other duties and have other powers as the Board of Directors designates.

BYLAWS - Page 5

    F. SECRETARY AND ASSISTANT SECRETARY. The Secretary or the Assistant Secretary in the absence, disability or failure to act of the Secretary, will keep accurate minutes of all meetings of the shareholders and the Board of Directors, and will perform all the duties commonly incident to that office, and will perform any other duties and have any other powers the Board of Directors designates. The Secretary will have power, together with the President or a Vice President, to sign certificates of stock of the Corporation.

    G. TREASURER AND ASSISTANT TREASURER. The Treasurer or the Assistant Treasurer in the absence, disability or failure to act of the Treasurer, subject to the order of the Board of Directors, will have the care and custody of the money, funds, valuable papers, and documents of the Corporation and will have and exercise, under the supervision of the Board of Directors, all the powers and duties commonly incident to that office. The Treasurer will keep accurate books of account of the Corporation's transactions which will be the property of the Corporation, and will be subject at all times to the inspection and control of the Board of Directors.

    H. SALARIES. The salaries of the officers will be fixed from time to time by the Board of Directors. No officer will be prevented from receiving a salary by reason of the fact that the officer is also a Director of the Corporation.


                                      ARTICLE V

                                 FUNDS AND BORROWING

    The depository for Corporation funds, the persons entitled to draw against these funds, the persons entitled to borrow on behalf of the Corporation and the manner of accomplishing these matters will be determined by the Board of Directors.


                                      ARTICLE VI

                                     FISCAL YEAR

    The fiscal year of the Corporation will be determined by the Board of Directors.


                                     ARTICLE VII

                                      DIVIDENDS

    A. SOURCE AND FORM. Dividends may be declared in the form of cash, in the Corporation's authorized but unissued shares, or in the property of the Corporation. No dividends will be declared or paid on the stock of the Corporation if, were the

BYLAWS - Page 6
dividends paid, either (1) the Corporation would be unable to pay its debts as they become due in the usual course of its business; or (2) the Corporation's total assets would be less than the sum of its total liabilities and the maximum amount that then would be payable, in any liquidation, with respect to all outstanding shares having preferential rights in liquidation.

    B. DECLARATION. The date for the declaration of dividends will be the date of the meeting of the Board of Directors at which the dividends are declared. The Board of Directors in its discretion will declare what, if any, dividends will be issued upon the stock of the Corporation. Dividends may be declared at any meeting, regular or special, of the Board of Directors. The Board of Directors may fix in advance a record date for the determination of the shareholders entitled to a dividend distribution. The shareholders of record as of the record date will be entitled to receive the dividends.


                                     ARTICLE VIII

                                  INTERESTED PARTIES

    No transaction of the Corporation will be affected because a shareholder, Director, officer, or employee of the Corporation is interested in the transaction. Those interested parties will be counted for quorum purposes and may vote, when the Corporation considers the transaction. Those interested parties will not be liable to the Corporation for the party's profits or the Corporation's losses, from the transaction.


                                      ARTICLE IX

                                   WAIVER OF NOTICE

    Whenever any notice is required to be given under the provisions of these Bylaws or under the provisions of the law under which this Corporation is organized, a waiver notice in writing, signed by the person or persons entitled to that notice, will be deemed equivalent to the giving of the notice.


                                      ARTICLE X

                                      AMENDMENTS

    These Bylaws may be altered, amended or repealed and new Bylaws may be adopted, at any annual meeting or regular meeting of the Board of Directors of the Corporation or at any special meeting when the proposal to amend these Bylaws has been stated in the notice of the special meeting by a majority vote of the Directors represented at the meeting.

BYLAWS - Page 7

                                   FIRST AMENDMENT
                                          TO
                                        BYLAWS
                                          OF
                                SBE ENGINEERING, INC.



    The first sentence of Article III, Section A of the Corporation's Bylaws is amended to provide that the number of Directors of the Corporation will be not fewer than one nor more than nine.

Dated:   September 16, 1987

                                SECOND AMENDMENT

                                       TO

                                    BYLAWS OF

                              SBS ENGINEERING, INC.


                                  ARTICLE VIII

     The current Article VII, Interested Parties, is deleted in its entirely and the following is substituted therefor:

                               INTERESTED PARTIES

     No transaction of the Corporation will be affected because a shareholder, Director, officer, or employee of the Corporation is interested in the transaction if (i) the material facts of the transaction and the Director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved or ratified the transaction, (ii) the material facts of the transaction and the interest of the Director were disclosed or known to the shareholders entitled to vote and they authorized, approved or ratified the transaction or (iii) the transaction was fair to the Corporation. Those interested parties will be counted for quorum purposes and may vote, when the Corporation considers the transaction provided that a majority of the Board of Directors who have no direct or indirect interest in the transaction is required to approve the transaction or, if appropriate, a majority of those entitled to vote on a transaction. Those interested parties will not be liable to the Corporation for the parties' profits or the Corporation's losses, from the transaction.

     A new Article XI is added to the Bylaws as follows:

                                 INDEMNIFICATION

     The corporation shall indemnify persons to the full extent permitted in the New Mexico Business Corporation Act, as amended from time to time.

                                    DIRECTORS

     A new paragraph J. Committees is added to Article III, Directors as follows:

     J. COMMITTEES. The Board of Directors by resolution adopted by majority of the Board of Directors may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in the resolution or in these Bylaws will have and may exercise all the authority of the Board of

Directors except that no committee (1) may declare dividends or authorized distributions, (2) approve or recommend to stockholders actions or proposals required by law to be approved by stockholders, (3) designate candidates for the office of Director or fill vacancies on the Board of Directors or any committee
(4) amend Bylaws (5) approve a plan of merger not requiring stockholder approval, authorize or approve the reacquisition of shares and (6) authorize and approve the issuance or sale of, or any contract to sell shares or designate terms of a series of a class of shares. The action of any committee appointed by the Board of Directors is subject to review and revision by the Board of Directors.

                                 THIRD AMENDMENT
                                       TO
                                    BYLAWS OF
                              SBS ENGINEERING, INC.


                                   ARTICLE IV

     This first sentence of Article IV, Section D, PRESIDENT is amended to read as follows: "The President will be the chief operating officer of the Corporation."

     A new Article IV, Section I is added as follows:

     "CHAIRMAN OF THE BOARD. The Chairman of the Board will be the chief executive officer of the Corporation. The Chairman will perform other duties and have other powers as the Board of Directors designates."

                                FOURTH AMENDMENT
                                       TO

                                    BYLAWS OF
                               SBS ENGINEERING, INC.


The Second Amendment to Bylaws, establishing Committees is to be paragraph K. instead of Paragraph J., correcting an identification error, and paragraph K. is hereby amended, deleting "(3) designate candidates for the office of Director or fill vacancies on the Board of Directors or any committee".

The following shall be added to Paragraph K. is "The Chairman shall nominate four existing Directors to be a Nominating Committee which, by July 1 of each year, shall nominate a proposed slate of Directors for the ensuing year, which shall be voted upon by the Board of Directors at its next meeting, and shall be put forth to the stockholders for election via the ensuing proxy. If the Board shall fail to approve the slate put forth by the Nominating Committee, the Board of Directors shall stay in session until an alternate slate of Directors is agreed upon.

Dated:    May 8, 1995

                                   EXHIBIT "C"
                                UNANIMOUS CONSENT

     The undersigned, being each of the directors of SBS Technologies, Inc. (the "CORPORATION"), waiving all notices of a meeting of directors that might otherwise be required to adopt this resolution, hereby unanimously agree and consent to the following resolutions effective as of this 26th day of April, 1996:

     WHEREAS, the Corporation, as borrower, and NationsBank of Texas, N.A., a national banking association, as lender ("LENDER"), have entered into a certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") effective as of April 28, 1995, by which Lender agreed to make certain loans not to exceed $11,000,000, to be used, in part, to fund working capital of the Corporation and its subsidiaries, being Berg Systems International, Inc. and GreenSpring Computers, Inc. (the "LOANS"), which Original Credit Agreement was previously amended pursuant to (i) that certain First Amendment to Credit Agreement dated as of May 25, 1995, executed by and between the Corporation and Lender, and (ii) that certain Second Amendment to Credit Agreement and Related Loan Documents dated as of November 1, 1995, executed by and between the Corporation and Lender; and

     WHEREAS, the Original Credit Agreement expires on April 26, 1996; and

     WHEREAS, the Corporation and the Lender desire to further amend the Original Credit Agreement and the documents executed in connection therewith and to amend and restate such documents in their entirety, by executing certain superseding and amending documents, including but not limited to the Amended and Restated Credit Agreement dated as of April 26, 1996 by and between Corporation and Lender attached hereto (the "CREDIT AGREEMENT") evidencing a reduction in principal balance of the Loans to $9,250,000; and

     WHEREAS, the Lender will allow the Corporation to use proceeds of the loan pursuant to the Credit Agreement to repay in full the subordinated debt owed by the Corporation to the former shareholders of GreenSpring Computers, Inc. in the principal amount $1,000,000;

RESOLVED, that the Directors, after due consideration, find that these transactions will enhance the financial resources of the Corporation and are in the best interest of the Corporation.

RESOLVED, that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer or any Vice President of the Corporation be and each are authorized and directed to enter into the Credit Agreement providing for the borrowing of monies by the Corporation in an amount not to exceed $9,250,000 from NationsBank of Texas, N.A., for the purposes of obtaining additional working capital for the Corporation and refunding current indebtedness outstanding from

Lender, upon such terms and conditions substantially as provided in the Credit Agreement, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation be and each are further authorized and directed to sign and deliver and to cause the appropriate officers of Berg Systems International, Inc., and GreenSpring Computers, Inc. to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation to carry out and consummate the transactions contemplated by the foregoing resolutions is hereby fully ratified and confirmed.

                                       DIRECTORS


                                       /s/ ANDREW C. CRUCE
                                       ------------------------
                                       Dr. Andrew C. Cruce

                                       /s/ CHRISTOPHER J. AMENSON
                                       ------------------------
                                       Christopher J. Amenson

                                       /s/ SCOTT A. ALEXANDER
                                       ------------------------
                                       Scott A. Alexander


                                       ------------------------
                                       William J. Becker


                                       ------------------------
                                       Lawrence A. Bennigson


                                       ------------------------
                                       A. Wade Black


                                       ------------------------
                                       Joseph N. Najjar, Jr.

Lender, upon such terms and conditions substantially as provided in the Credit Agreement, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation be and each are further authorized and directed to sign and deliver and to cause the appropriate officers of Berg Systems International, Inc., and GreenSpring Computers, Inc. to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation to carry out and consummate the transactions contemplated by the foregoing resolutions is hereby fully ratified and confirmed.

                                       DIRECTORS


                                       ------------------------
                                       Dr. Andrew C. Cruce

                                       /s/ CHRISTOPHER J. AMENSON
                                       ------------------------
                                       Christopher J. Amenson

                                       /s/ SCOTT A. ALEXANDER
                                       ------------------------
                                       Scott A. Alexander

                                       /s/ WILLIAM J. BECKER
                                       ------------------------
                                       William J. Becker


                                       ------------------------
                                       Lawrence A. Bennigson


                                       ------------------------
                                       A. Wade Black


                                       ------------------------
                                       Joseph N. Najjar, Jr.

Lender, upon such terms and conditions substantially as provided in the Credit Agreement, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation be and each are further authorized and directed to sign and deliver and to cause the appropriate officers of Berg Systems International, Inc., and GreenSpring Computers, Inc. to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation to carry out and consummate the transactions contemplated by the foregoing resolutions is hereby fully ratified and confirmed.

                                       DIRECTORS


                                       /s/ ANDREW C. CRUCE
                                       ------------------------------
                                       Dr. Andrew C. Cruce

                                       /s/ CHRISTOPHER J. AMENSON
                                       ------------------------------
                                       Christopher J. Amenson

                                       /s/ SCOTT A. ALEXANDER
                                       ------------------------------
                                       Scott A. Alexander


                                       ------------------------------
                                       William J. Becker

                                       /s/ LAWRENCE A. BENNIGSON
                                       ------------------------------
                                       Lawrence A. Bennigson


                                       ------------------------------
                                       A. Wade Black


                                       ------------------------------
                                       Joseph N. Najjar, Jr.

Lender, upon such terms and conditions substantially as provided in the Credit Agreement, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation be and each are further authorized and directed to sign and deliver and to cause the appropriate officers of Berg Systems International, Inc., and GreenSpring Computers, Inc. to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation to carry out and consummate the transactions contemplated by the foregoing resolutions is hereby fully ratified and confirmed.

                                       DIRECTORS


                                       ------------------------------
                                       Dr. Andrew C. Cruce

                                       /s/ CHRISTOPHER J. AMENSON
                                       ------------------------------
                                       Christopher J. Amenson

                                       /s/ SCOTT A. ALEXANDER
                                       ------------------------------
                                       Scott A. Alexander


                                       ------------------------------
                                       William J. Becker


                                       -----------------------------
                                       Lawrence A. Bennigson

                                       /s/ A. WADE BLACK
                                       -----------------------------
                                       A. Wade Black

                                       -----------------------------
                                       Joseph N. Najjar, Jr.

Lender, upon such terms and conditions substantially as provided in the Credit Agreement, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation be and each are further authorized and directed to sign and deliver and to cause the appropriate officers of Berg Systems International, Inc., and GreenSpring Computers, Inc. to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and any Vice President of the Corporation to carry out and consummate the transactions contemplated by the foregoing resolutions is hereby fully ratified and confirmed.

                                       DIRECTORS


                                       ------------------------
                                       Dr. Andrew C. Cruce


                                       ------------------------
                                       Christopher J. Amenson


                                       ------------------------
                                       Scott A. Alexander


                                       ------------------------
                                       William J. Becker


                                       ------------------------
                                       Lawrence A. Bennigson


                                       ------------------------
                                       A. Wade Black

                                       /s/ JOSEPH N. NAJJAR, JR.
                                       -------------------------
                                       Joseph N. Najjar, Jr.

                                      State
                                       of
                                   California

                               SECRETARY OF STATE

                              CERTIFICATE OF STATUS
                               FOREIGN CORPORATION

I, BILL JONES, SECRETARY OF STATE OF THE STATE OF CALIFORNIA, HEREBY CERTIFY:

THAT ON THE         31st       DAY OF   AUGUST    , 1988,
            ----------------------   --------------------
                         SBS TECHNOLOGIES, INC.
- ------------------------------------------------------------------------------
                                                            ,
- ------------------------------------------------------------------------------
A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF  NEW MEXICO         ,
COMPLIED WITH THE REQUIREMENTS OF CALIFORNIA LAW IN EFFECT ON THAT DATE FOR THE PURPOSE OF QUALIFYING TO TRANSACT INTRASTATE BUSINESS IN THIS STATE; AND

THAT THE ABOVE CORPORATION IS ENTITLED TO TRANSACT INTRASTATE BUSINESS IN THE STATE OF CALIFORNIA AS OF THE DATE OF THIS CERTIFICATE, HOWEVER, SUBJECT TO ANY LICENSING REQUIREMENTS OTHERWISE IMPOSED BY THE LAWS OF THIS STATE, AND

THAT NO INFORMATION IS AVAILABLE IN THIS OFFICE ON THE FINANCIAL CONDITION, BUSINESS ACTIVITY OR PRACTICES OF THIS CORPORATION.



     [SEAL]
                                      IN WITNESS WHEREOF, I EXECUTE
                                        THIS CERTIFICATE AND AFFIX THE GREAT
                                        SEAL OF THE STATE OF CALIFORNIA THIS
                                        26TH DAY OF APRIL, 1996

                                       /s/ BILL JONES
                                       ---------------------------------------
                                       Bill Jones
                                       Secretary of State

                               STATE OF NEW MEXICO

                                     [SEAL]


                                    OFFICE OF
                        THE STATE CORPORATION COMMISSION
                   CERTIFICATE OF GOOD STANDING AND COMPLIANCE

IT IS HEREBY CERTIFIED that:
                             SBS TECHNOLOGIES, INC.

                                     1332881
a corporation organized under the laws of
                                   NEW MEXICO
is duly authorized to transact business in New Mexico, as a Domestic Profit corporation, under the

                            BUSINESS CORPORATION ACT
                         (53-11-1 to 53-18-12 NMSA 1978)

having filed its Articles of Incorporation NOVEMBER 21, 1986 and Certificate of Incorporation issued as of said date.

IT IS FURTHER CERTIFIED that the fees due the State Corporation Commission, which have been assessed against the aforesaid corporation, have been paid to date and aforesaid corporation is in corporate good standing and duly authorized to transact business as its corporate existence has not been revoked in New Mexico. This Certificate is not to be construed as an endorsement, recommendation or notice of approval of the corporation's financial condition or business activities and practices. This Certificate of Good Standing and Compliance expires SEPTEMBER 15, 1997

Dated:    APRIL 26, 1996


[SEAL] In Testimony Whereof, the State Corporation Commission of the State of New Mexico has caused this certificate to be signed by its Chairman and the Seal of said Commission to be affixed at the City of Santa Fe

                              /s/ GLORIA TRISTANI
                              ------------------------------
                                                    Chairman

                              /s/ MANUEL W. SALIS
                              ------------------------------
                                                    Director

                                  [LETTERHEAD]

                         CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

                             SBS TECHNOLOGIES, INC.

is, as of this date, in good standing with this office having no franchise tax reports or payments due at this time.

This certificate is valid through the date that the next franchise tax report will be due, MAY 15, 1996.

This certificate is not valid for the purpose of dissolution, merger or withdrawal.


GIVEN UNDER MY HAND AND
SEAL OF OFFICE in the City of
Austin, this 26TH day of
APRIL, 1996 A.D.


     /s/ JOHN SHARP
- ------------------------------
         John Sharp
Comptroller of Public Accounts

Charter/C.O.A. number: 00077598

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          IT IS HEREBY CERTIFIED, that

                             SBS TECHNOLOGIES, INC.
                      CERTIFICATE OF AUTHORITY NO. 77598-06

       a NEW MEXICO corporation, was issued a Certificate of Authority to do business in the State of Texas on

                                AUGUST 31, 1988;

    THAT so far as is shown by the records of this department, no Certificate of Withdrawal has been issued.




[SEAL]                        IN TESTIMONY WHEREOF, I HAVE HEREUNTO
                              SIGNED MY NAME OFFICIALLY AND CAUSED TO BE
                              IMPRESSED HEREON THE SEAL OF STATE AT MY OFFICE IN THE CITY OF AUSTIN, ON APRIL 26, 1996.



                              /s/ ANTONIO O. GARZA, JR.
                              ------------------------------------------
                                   Antonio O. Garza, Jr. MAC
                                   Secretary of State

                        BERG SYSTEMS INTERNATIONAL, INC.

                       CERTIFICATE OF SECRETARY REGARDING
                     ARTICLES, BYLAWS, AND BOARD RESOLUTIONS


     I, Marcia N. Berg, hereby certify that I am the duly elected, qualified, and acting Secretary of Berg Systems International, Inc., a California corporation (the "COMPANY"), and that I am authorized to execute and deliver this Certificate, and further, I certify as follows:

1. Attached hereto as EXHIBIT "A" are true, correct and complete copies of the Articles of Incorporation, as may be amended, of the Company, in effect as of the date hereof.

2. Attached hereto as EXHIBIT "B" are true, correct and complete copies of the Bylaws, as may be amended, of the Company, in effect as of the date hereof.

3. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of the resolutions duly adopted by unanimous consent of the Board of Directors of the Company effective April 26, 1996, authorizing the execution, delivery, and performance of collateral documents and guaranties in connection with a loan from NationsBank of Texas, N.A. to SBS Technologies, Inc., and authorizing related actions, and such resolutions have not been amended or revoked, and are now in full force and effect.

          Effective April 26, 1996.


                                   /s/ MARCIA N. BERG
                                   ------------------------------
                                   Marcia N. Berg
                                   Secretary

(SEAL)

                                    EXHIBIT "A"


                             [ARTICLES OF INCORPORATION]

                                 STATE
                                   OF
                               CALIFORNIA
                    OFFICE OF THE SECRETARY OF STATE


                    CORPORATION DIVISION
                                                  1572729


       I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

       That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full, true and correct.




                                   IN WITNESS WHEREOF, I execute
                                        this certificate and affix the Great
                                        Seal of the State of California this

                                             FEB 27 1991
                                        -------------------------




     [SEAL]                             /s/ MARCH FONG EU
                                        -------------------------
                                        SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

                                       OF

                        BERG SYSTEMS INTERNATIONAL, INC.

                                        I

The name of this corporation is BERG SYSTEMS INTERNATIONAL, INC..

                                       II

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

     The name and address in the State of California of this corporation's initial agent for service of process is:

                                   Peter Berg
                                 3978 Syme Drive
                                Carlsbad CA 92008

                                       IV

     This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is One Million (1,000,000).

                                        V

     The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

Dated:    2/26/91                       /s/ WILLIAM C. PULTZ
     ------------------                 ------------------------------------
                                        William C. Pultz
                                        Incorporator

     I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

                                   /s/ WILLIAM C. PULTZ
                                   ------------------------------------------
                                   William C. Pultz

                                   EXHIBIT "B"

                                    [BYLAWS]

                                   CORPORATE BYLAWS


                                          OF


                           BERG SYSTEMS INTERNATIONAL, INC.



                                   WILLIAM C. PULTZ
                                   Attorney at Law
                               751 E. Rancheros Dr., #1
                                 San Marcos, CA 92069
                                    (619) 744-6300

                                     Exhibit "B"

                                        BYLAWS

                                 (Table of Contents)

                                                                            Page
ARTICLE I - OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . .    1

1.01.    Principal Office . . . . . . . . . . . . . . . . . . . . . . . .    1
1.02.    Other Offices. . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II - MEETINGS OF SHAREHOLDERS . . . . . . . . . . . . . . . . . .    1

2.01.    Place of Meeting . . . . . . . . . . . . . . . . . . . . . . . .    1
2.02.    Annual Meeting . . . . . . . . . . . . . . . . . . . . . . . . .    1
2.03.    Special Meetings . . . . . . . . . . . . . . . . . . . . . . . .    2
2.04.    Notice of Shareholders' Meetings . . . . . . . . . . . . . . . .    2
2.05.    Manner of Giving Notice; Affidavit of Notice . . . . . . . . . .    3
2.06.    Quorum; Adjourned Meeting; Voting. . . . . . . . . . . . . . . .    3
2.07.    Adjourned Meeting; Notice. . . . . . . . . . . . . . . . . . . .    4
2.08.    Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
2.09.    Waiver of Notice or Consent by Absent Shareholder. . . . . . . .    5
2.10.    Shareholder Action by Written Consent Without a Meeting. . . . .    6
2.11.    Record Date for Shareholder Notice, Voting and Giving Consents .    7
2.12.    Proxies. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
2.13.    Inspectors of Election . . . . . . . . . . . . . . . . . . . . .    8

ARTICLE III - DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . .    9

3.01.    Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
3.02.    Number and Qualification of Directors. . . . . . . . . . . . . .    9
3.03.    Election and Term of Office of Directors . . . . . . . . . . . .    9
3.04.    Vacancies. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
3.05.    Place of Meetings and Meetings by Telephone. . . . . . . . . . .   10
3.06.    Annual Meeting . . . . . . . . . . . . . . . . . . . . . . . . .   11
3.07.    Other Regular Meetings . . . . . . . . . . . . . . . . . . . . .   11
3.08.    Special Meetings . . . . . . . . . . . . . . . . . . . . . . . .   11
3.09.    Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
3.10.    Waiver of Notice . . . . . . . . . . . . . . . . . . . . . . . .   12
3.11.    Adjournment. . . . . . . . . . . . . . . . . . . . . . . . . . .   12
3.12.    Notice of Adjournment. . . . . . . . . . . . . . . . . . . . . .   12
3.13.    Action Without Meeting . . . . . . . . . . . . . . . . . . . . .   12
3.14.    Fees and Compensation of Directors . . . . . . . . . . . . . . .   13

ARTICLE IV - COMMITTEES . . . . . . . . . . . . . . . . . . . . . . . . .   13

4.01.    Committees of Directors. . . . . . . . . . . . . . . . . . . . .   13
4.02.    Meetings and Action of Committees. . . . . . . . . . . . . . . .   14

ARTICLE V - OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . .   14

5.01.    Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
5.02.    Election of Officers . . . . . . . . . . . . . . . . . . . . . .   14
5.03.    Subordinate Officers . . . . . . . . . . . . . . . . . . . . . .   15
5.04.    Removal and Resignation of Officers. . . . . . . . . . . . . . .   15
5.05.    Vacancies in Offices . . . . . . . . . . . . . . . . . . . . . .   15
5.06.    Chairman of the Board. . . . . . . . . . . . . . . . . . . . . .   15
5.07.    President. . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
5.08.    Vice Presidents. . . . . . . . . . . . . . . . . . . . . . . . .   16
5.09.    Secretary. . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
5.10.    Chief Financial Officer. . . . . . . . . . . . . . . . . . . . .   17

ARTICLE VI - INDEMNIFICATION OF DIRECTORS, OFFICERS,
                EMPLOYEES, AND OTHER AGENTS  . . . . . . . . . . . . . . .  17

6.01.    Indemnification of Directors, Officers, Employees
         And Other Agents. . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE VII - RECORDS AND REPORTS. . . . . . . . . . . . . . . . . . . . .  18

7.01.    Maintenance and Inspection of Record of Shareholder . . . . . . .  18
7.02.    Maintenance and Inspection of Bylaws. . . . . . . . . . . . . . .  18
7.03.    Maintenance and Inspection of Other Corporate
            Records. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
7.04.    Inspection by Directors . . . . . . . . . . . . . . . . . . . . .  19
7.05.    Annual Report to Shareholders . . . . . . . . . . . . . . . . . .  19
7.06.    Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE VIII - GENERAL CORPORATE MATTERS . . . . . . . . . . . . . . . . .  20

8.01.    Record Date for Purposes Other Than Notice and
            Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
8.02.    Checks, Drafts, Evidences of Indebtedness . . . . . . . . . . . .  21
8.03.    Corporate Contracts and Instruments; How Executed . . . . . . . .  21
8.04.    Certificates for Shares . . . . . . . . . . . . . . . . . . . . .  21
8.05.    Lost Certificates . . . . . . . . . . . . . . . . . . . . . . . .  22
8.06.    Representation of Shares of Other Corporations. . . . . . . . . .  22
8.07.    Construction and Definitions. . . . . . . . . . . . . . . . . . .  22
8.08.    Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE IX - AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .  23

9.01.    Amendment by Shareholder. . . . . . . . . . . . . . . . . . . . .  23

SIGNATURE PAGE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                                   CORPORATE BYLAWS


                                      ARTICLE I

                                       OFFICES

1.01.    PRINCIPAL OFFICE.

           The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California.

1.02.    OTHER OFFICES.

           The Board of Directors may at any time establish branch or subordinate offices at any place or places.

                                      ARTICLE II

                               MEETINGS OF SHAREHOLDERS

2.01.    PLACE OF MEETINGS.

           Meetings of Shareholders shall be held at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

2.02.    ANNUAL MEETING.

           The annual meeting of shareholders shall be held each year on the second Wednesday in December. At each annual meeting, directors shall be elected, and any other proper business within the power of the shareholders may be transacted.

2.03.    SPECIAL MEETINGS.

           A special meeting of the shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President or Vice President, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

           If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President, or the Secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote; in accordance with the provisions of paragraphs 2.04 and 2.05 of this
Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty
(60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or person requesting the meeting may give the notice. Nothing contained in this paragraph 2.03 shall be construed as limiting, fixing, or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

2.04.    NOTICE OF SHAREHOLDERS' MEETINGS.

           All notices of meetings of shareholders shall be sent or otherwise given in accordance with paragraph 2.05 of this Article II not less than ten
(10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

           If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest under Section 310 of the Corporations Code of California, (ii) an amendment of the Articles of Incorporation under Section 902 of that Code, (iii) a reorganization of the corporation, under Section 1201 of that Code, (iv) a voluntary dissolution of the corporation under

Section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding pre-ferred shares under Section 2007 of that Code, the notice shall also state the general nature of that proposal.

2.05.    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

           Notice of any shareholders' meeting shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or has been so given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, delivered to a common carrier for transmission to the recipient, actually transmitted by electronic means to the recipient by the person giving the notice, or sent by other means of written communication.

           If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

           An affidavit of the mailing or other means of giving any notice of any shareholders' meeting may be executed by the Secretary, Assistant Secretary, or any transfer agent of the corporation giving the notice, and filed an maintained in the minute book of the corporation.

2.06.    QUORUM; ADJOURNED MEETING; VOTING.

           The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

2.07.    ADJOURNED MEETING; NOTICE.

           Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in paragraph 2.06 of this Article II.

           When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set forth original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of paragraph 2.04 and 2.05 of this Article II. At any adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

2.08.    VOTING.

           The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of paragraph 2.11 of this
Article II, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). THe shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present (or if a quorum had been present earlier at the meeting but some shareholders had withdrawn) the affirmative vote of a majority of the shares represented and voting, provided such shares voting affirmatively also constitutes a majority of the number of shares required for a quorum, shall be the act of the shareholders, unless the vote of a greater number of voting by classes is required by California General Corporation Law or by the Articles of Incorporation.

           At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast), unless the candidates' names have been place in nomination before commencement of the voting and a shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principal among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

2.09.    WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS.

           The transactions of any meeting of shareholders, either annual or special, however, called and noticed, and wherever held, shall be a valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice of a consent to a holding of the meeting, or an approval of the minutes. The waiver of transacted or the purpose of any annual or special meeting of shareholders, except that if action is take or proposed to be taken for approval of any of those matters specified in the second paragraph of paragraph 2.04 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

           Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but not so included, if that objection is expressly made at the meeting.

2.10.    SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

           Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

           Directors may be elected by written consent without a meeting only if the written consents of all outstanding shares entitled to vote are obtained, except that a vacancy in the board (other than a vacancy created by removal of a director) not filled by the board may be filled by the written consent of the holders of a majority of the outstanding shares entitled to vote.

           All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holder, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the Secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

           If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in paragraph 2.05 of this
Article II. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest under Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, under Section 317 of that Code, (iii) a reorganization of the corporation, under Section 1201 of that Code, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, under Section 2007 of that Code, notice of such approval shall be given at least ten (10) days before the consummation of any action authorized by that approval.

2.11.    RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING CONSENTS.

           For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days or less than ten (10) days before the date of any such meeting or more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record at the close of business on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the case of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

           If the Board of Directors does not so fix a record date:

           (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business day next preceding the day on which the meeting is held.

           (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

2.12.    PROXIES.

           Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is place on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by attendance at the meeting and voting in person by the person executing the proxy or by a subsequent proxy executed by the same person and presented at the meeting; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that not proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California.

2.13.    INSPECTORS OF ELECTION.

           Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

           These inspectors shall:

           (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

           (b)     Receive votes, ballots, or consents;

           (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

           (d)     Count and tabulate all votes or consents;

           (e)     Determine when the polls shall close;

           (f)     Determine the result; and

           (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                                     ARTICLE III

                                      DIRECTORS

3.01.    POWERS.

           Subject to the provisions of the California General Corporation Law and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

3.02.    NUMBER AND QUALIFICATION OF DIRECTORS.

           The authorized number of directors shall be two (2) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to these Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to or more than 16-2/3 percent of the outstanding shares entitled to vote.

3.03.    ELECTION AND TERM OF OFFICE OF DIRECTORS.

           Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

           No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.04.    VACANCIES.

           A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail at any meeting of shareholders at which any director or directors are elected to elect the number of directors to be voted for at that meeting.

           Any director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary and the Board of Directors, unless the notice specifies a later date for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

           Vacancies in the Board of Directors may be filled by a majority of the remaining directors, whether or not less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the unanimous written consent of the holders of the outstanding shares entitled to vote. The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote, except that filling a vacancy created by removal of a director shall require the written consent of the holders of all outstanding shares entitled to vote.

           Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

3.05.    PLACE OF MEETINGS AND MEETINGS BY TELEPHONE.

           Regular meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, as long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

3.06.    ANNUAL MEETING.

           Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting at the place that the annual meeting of shareholders was held or at any other place that shall have been designated by the Board of Directors, for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.

3.07.    OTHER REGULAR MEETINGS.

           Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

3.08.    SPECIAL MEETINGS.

           Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President, any Vice President, the Secretary, or any two directors.

           Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the directors. The notice need not specify the purpose of the meeting, nor need it specify the place if the meeting is to be held at the principal executive office of the corporation.

3.09.    QUORUM.

           A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in paragraph 3.11 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees), and Section 317 (e) of that code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.10.    WAIVER OF NOTICE.

           The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if each director; (a) has received notice of the meeting, (b) attends the meeting without protesting before or at the beginning of the meeting, the lack of notice to such director, or (c) before or after the meting signs a waiver of notice, a consent to holding the meeting, or an approval of the minutes of the meeting. Any such waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

3.11.    ADJOURNMENT.

           A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.12.    NOTICE OF ADJOURNMENT.

           Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in paragraph 3.08 of this
Article III, to the directors who were not present at the time of the adjournment.

3.13.    ACTION WITHOUT MEETING.

           Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

3.14.    FEES AND COMPENSATION OF DIRECTORS.

           Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. This Paragraph 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.


                                      ARTICLE IV

                                      COMMITTEES

4.01.    COMMITTEES OF DIRECTORS.

           The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

           (a) The approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

           (b) The filling of vacancies on the Board of Directors or in any committee;

           (c) The fixing of compensation of the directors for serving on the board or on any committee;

           (d) The amendment or repeal of bylaws of the adoption of new bylaws;

           (e) The amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

           (f) A distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors;

           (g) The appointment of any other committees of the Board of Directors or the members of these committees.

4.02.    MEETINGS AND ACTION OF COMMITTEES.

           Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Paragraph 3.05 (Place of Meetings), Para-graph 3.07 (Regular Meetings), Paragraph 3.08 (Special Meetings and Notice), Paragraph .309 (Quorum), Paragraph
3.10 (Waiver of Notice), Paragraph 3.11 (Adjournment), Paragraph 3.12 (Notice of Adjournment), and Paragraph 3.13 (Action Without Meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                      ARTICLE V

                                       OFFICERS

5.01.    OFFICERS.

           The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, a chair-man of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Paragraph 5.03 of this Article V. Any number of offices may be held by the same person.

5.02.    ELECTION OF OFFICERS.

           The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Paragraph 5.03 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

5.03.    SUBORDINATE OFFICERS.

           The Board of Directors may appoint, any may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the Board of Directors may from time to time determine.

5.04.    REMOVAL AND RESIGNATION OF OFFICERS.

           Subject to the rights, if any, of an officer under any contract of employment any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the board, or, except in case of an officer chosen by the Board of Directors, by an officer upon whom such power of removal may be conferred by the Board of Directors.

           Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.05.    VACANCIES IN OFFICES.

           A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

5.06.    CHAIRMAN OF THE BOARD.

           The chairman of the board, if such an officer is elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Paragraph 5.07 of this Article V.

5.07.    PRESIDENT.

           Subject to such powers, if any, as may be given by the bylaws or Board of Directors to the chairman of the board, if there is such an officer, the president shall be the general manager and chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or, if there is none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the bylaws.

5.08.    VICE PRESIDENTS.

           In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors, or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the bylaws, and the president, or the chairman of the board if there is no president.

5.09.    SECRETARY.

           The secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meet-ings, and the proceedings.

           The secretary shall keep, or cause to be kept, at the principal executive office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a record of shareholders, or a duplicate record of shareholders, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

           The secretary or assistant secretary, or if they are absent or unable to act or refuse to act, any other officer of the corporation, shall give, or cause to be given, notice of all meetings of the shareholders, of the Board of Directors, and of committees of the Board of Directors, required by the laws or by law to be given. The secretary shall keep the seal of the corporation if one is adopted, in safe custody, and shall have such other powers and perform such other duties as may be pre-scribed by the Board of Directors or by the bylaws.

5.10.    CHIEF FINANCIAL OFFICER.

           The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

           The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the bylaws.



                                      ARTICLE VI

                  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                                   AND OTHER AGENTS

6.01.    INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS.

           The corporation shall, to the maximum extent permitted by the California General Corporation Law, have power to indemnify each of its agents against expenses, judgments, fines, settle-ments and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation, and shall have power to advance to each such agent expenses incurred in defend-ing any such proceeding to the maximum extent permitted by that law. For purposes of this Article, an "agent' of the corporation includes any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

                                     ARTICLE VII

                                 RECORDS AND REPORTS

7.01.    MAINTENANCE AND INSPECTION OF RECORD OF SHAREHOLDERS.

           The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record if its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

           A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five days' prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder or shareholders by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certifi-cate, at any time during usual business hours, for purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Paragraph 7.01 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

7.02.    MAINTENANCE AND INSPECTION OF BYLAWS.

           The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

7.03.    MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.

           The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

7.04.    INSPECTION BY DIRECTORS.

           Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

7.05.    ANNUAL REPORT TO SHAREHOLDERS.

           The annual report to shareholders referred to in Section 1501 of the California General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider appropriate.

7.06.    FINANCIAL STATEMENTS.

           A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corpora-tion as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

           If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request withing thirty (30) days after the receipt of the request. If the corporation has not sent the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

           The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

           The quarterly income statements and balance sheets referred to in this paragraph shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

                                     ARTICLE VIII

                              GENERAL CORPORATE MATTERS

8.01.    RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.

           For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allot-ment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty
(60) nor less than ten (10) days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, not-withstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.

           If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

8.02.    CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.

           All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

8.03.    CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.

           The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.04.    CERTIFICATES FOR SHARES.

           A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the Board of Directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owed by the shareholder. None of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

8.05.    LOST CERTIFICATES.

           Except as provided in this Paragraph 8.05, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may re-quire, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to pro-tect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

8.06.    REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

           The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corpora-tion in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

8.07.    CONSTRUCTION AND DEFINITIONS.

           Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person' includes both a corporation and a natural person.

8.08.    REIMBURSEMENT.

           If all or part of the salary or other compensation, paid to an employee/officer/director, etc., of the corporation is finally determined not to be allowable as federal or state income tax deduction, the (employee/officer/director/etc.) shall repay to the corporation the amount disallowed. The Board of Directors shall enforce repayment of each such amount disallowed.

                                      ARTICLE IX

                                      AMENDMENTS

9.01.    AMENDMENT BY SHAREHOLDER.

           New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, except as otherwise provided by law, these bylaws, or the Articles of Incorporation provided, however, that if the Articles of Incorporation of the corporation set forth the number of autho-rized directors of the corporation, the authorized number of directors may be changed only be an amendment of the Articles of Incorporation.

                          CERTIFICATE OF ADOPTION OF BYLAWS

ADOPTION BY INCORPORATOR OR FIRST DIRECTOR

           The undersigned person appointed in the Articles of Incorporation to act as the Incorporator or First Director of the above-named corporation hereby adopts the same as the bylaws of said corporation.

           Executed this           day of                        , 1991.
                          ---------        ----------------------


                                          ------------------------------
                                          William C Pultz
                                          Incorporator

THIS IS TO CERTIFY:

           That I am the duly elected, qualified and acting Secretary of the above-named corporation; that the foregoing bylaws were adopted as the bylaws of said corporation on the date set forth above by the person appointed in the Articles of Incorporation to act as the Incorporator or First Director of said corporation.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal this 11 day of December, 1991.

                                          /s/ MARCIA N. BERG
                                          ------------------------------
                                          Secretary

CERTIFICATE BY SECRETARY OF ADOPTION BY SHAREHOLDER'S VOTE.

THIS IS TO CERTIFY

           That I the duly elected, qualified and acting Secretary of the above-named corporation and that the above and foregoing code of bylaws was submitted to the shareholders at their first meeting held on the date set forth in the bylaws and recorded in the minutes thereof, was ratified by the vote of shareholders entitled to exercise the majority of the voting power of said corporation.

           IN WITNESS WHEREOF, I have hereunto set my hand this 11 day of December, 1991.

                                          /s/ MARCIA N. BERG
                                          ------------------------------

                                     EXHIBIT "C"

                                  UNANIMOUS CONSENT
                           BERG SYSTEMS INTERNATIONAL, INC.

    The undersigned, being each of the directors of Berg Systems International, Inc. (the "CORPORATION"), waiving all notices, hereby unanimously agree and consent to the following resolutions effective as this 26th day of April, 1996:

    WHEREAS, the SBS Technologies, Inc., formerly known as SBS Engineering,
Inc. ("BORROWER") and NationsBank of Texas, N.A., a national banking association, as lender ("LENDER") having entered into a certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") effective as of April 28, 1995, by which Lender agreed to make certain loans not to exceed $11,000,000, to be used, in part, to fund working capital of the Borrower and its subsidiaries, including the Corporation (the "LOANS"), which Original Credit Agreement was previously amended pursuant to (i) that certain First Amendment to Credit Agreement dated as of May 25, 1995, executed by and between the Borrower and Lender, and (ii) that certain Second Amendment to Credit Agreement and Related Loan Documents dated as of November 1, 1995, executed by and between the Borrower and Lender; and

    WHEREAS, each of the Borrower, Corporation, and Lender wish to further amend the Original Credit Agreement and the documents executed in connection therewith and to amend and restate such documents in their entirety, including but not limited to the execution of a certain Amended and Restated Credit Agreement dated as of April 26, 1996 by and between Borrower and Lender (the "CREDIT AGREEMENT") evidencing a reduction in principal balance of the Loans to $9,250,000; and

    WHEREAS, pursuant to the terms of the Credit Agreement, the Borrower and its subsidiaries, including the Corporation, are required to execute, deliver and perform certain guaranties and other documents pledging their assets to secure the Loans; and

    WHEREAS, Borrower has offered, as consideration for the Corporation's pledge of assets and guaranty in connection with the Loan, to continue to employ all persons working for the Corporation and pay all salaries and employee benefits in connection therewith, fund any new equipment purchases by the Corporation, and fund any growth in inventory or receivables of the Corporation (collectively, the "CONSIDERATION");

RESOLVED, that the Directors, after due consideration, find that these transactions will enhance the financial resources of the Corporation and are in the best interest of the Corporation.

RESOLVED, that the Corporation accepts the officer by the Borrower of the Consideration.

RESOLVED, that the President, any Vice President, or the Treasurer of the Corporation be and each are authorized and directed to enter into one or more agreements in connection with the borrowing of monies by Borrower from the Lender in accordance with the Credit Agreement as it may be amended from time to time, upon such terms and conditions as said officer shall deem necessary and appropriate, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the President, any Vice President, and the Treasurer of the Corporation be and each are further authorized and directed to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the President, any Vice President, and the Treasurer of the Corporation to carry out and consummate the transactions contemplated by the Credit Agreement are hereby fully ratified and confirmed.

                                        DIRECTORS

                                        /s/ CHRISTOPHER J. AMENSON
                                        ------------------------------
                                        Christopher J. Amenson

                                        /s/ MARCIA N. BERG
                                        ------------------------------
                                        Marcia N. Berg

                                        /s/ PETER BERG
                                        ------------------------------
                                        Peter Berg

                                        /s/ ANDREW C. CRUCE
                                        ------------------------------
                                        Andrew C. Cruce

                                        /s/ DEREK HEAD
                                        ------------------------------
                                        Derek Head

                                        /s/ JOHN REESER
                                        ------------------------------
                                        John Reeser

                                        /s/ SCOTT A. ALEXANDER
                                        ------------------------------
                                        Scott A. Alexander

[logo]                            STATE OF CALIFORNIA
                             SECRETARY OF STATE'S OFFICE


                         CERTIFICATE OF FILING AND SUSPENSION


I, BILL JONES, SECRETARY OF STATE OF THE STATE OF CALIFORNIA, HEREBY CERTIFY:

THAT THE CORPORATION NAMED BELOW BECAME INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA BY FILING ITS ARTICLES OF INCORPORATION IN THIS OFFICE.

THAT ON JANUARY 3, 1995, PURSUANT TO THE PROVISIONS OF THE CALIFORNIA BANK AND CORPORATION TAX LAW, MORE PARTICULARLY SECTION 23302 OF THE REVENUE AND TAXATION CODE, THE FRANCHISE TAX BOARD TRANSMITTED TO THIS OFFICE THE NAME OF THE DOMESTIC CORPORATION NAMED BELOW WHOSE CORPORATE POWERS, RIGHTS AND PRIVILEGES WERE SUSPENDED UNDER SAID LAW.


BERG SYSTEMS INTERNATIONAL, INC.                       1572729
- ----------------------------------------------------------------------
NAME                                              CORPORATION NUMBER

FURTHER, THAT THE CORPORATE POWERS, RIGHTS AND PRIVILEGES OF SAID CORPORATION WERE SUSPENDED ON THE AFORESAID DATE, AS IN SAID SECTION 23302 PROVIDED, AND REMAIN SUSPENDED, REINSTATEMENT NEVER HAVING BEEN EFFECTED.

[seal]                                 IN WITNESS WHEREOF, I EXECUTE
                                        THIS CERTIFICATE AND AFFIX THE GREAT
                                        SEAL OF THE STATE OF CALIFORNIA THIS
                                        26th DAY OF April, 1996


                                          /s/ BILL JONES
                                        SECRETARY OF STATE

STATE OF CALIFORNIA                                                       [seal]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

FRANCHISE TAX BOARD
P.O. BOX 942857
SACRAMENTO, CA 94257-0540
                                            In Reply Refer To :357:AG:LGS
                                            Date              :04-29-96

            CALIFORNIA LENDERS'
         AND ATTORNEYS' SERVICES
        1000 G STREET, SUITE 225
           SACRAMENTO, CA 95814

Corporation Name   : BERG SYSTEMS INTERNATIONAL, INC.
Corporation Number : 1572729

/ / 1.   The above corporation is in good standing with this agency.

/ / 2. Information on record with this agency indicates the above corporation is not qualified to transact business in California.

/ / 3.   The above corporation was incorporated or qualified on              .
                                                                 ------------
/X/ 4. The above corporation has an unpaid liability of $ 167,0445,15 for income year ended 12/93.

/ / 5.   Our records do not show that the above corporation filed franchise tax
         returns for the income years ended                 .
                                             ---------------
/X/ 6.   The above corporation was SUSPENDED effective 01-03-96.

/ / 7.   The above corporation's current address on record with this agency is:

                   ------------------------------

                   ------------------------------

                   ------------------------------

/ / 8.   We have no current information on the above corporation.

Comments:
         ---------------------------------------------------------------

- ------------------------------------------------------------------------

- ------------------------------------------------------------------------

                                                [illegible]
                                       ------------------------------
                                       REPRESENTATIVE

                                 TELEPHONE ASSISTANCE
- --------------------------------------------------------------------------------
Our regular toll-free telephone service is available from 7:00 a.m. until 8:00 p.m. Monday through Friday from the first working day in January through April 15. The best times to call are between 7:00 and 10:00 in the morning and between 6:00 and 8:00 in the evening. Service is also available from 8:00 a.m. through 5:00 p.m. on the two Saturdays prior to April 15. After April 15, service is available Monday through Friday, between 8:00 a.m. and 5:00 p.m.

    From within the United States, call . . . . . . . . . . . 1-800-852-5711
    From outside the United States, call (not toll-free). . . 1-916-845-6500
    For hearing impaired with TDD, call . . . . . . . . . . . 1-800-822-6268

                             GREENSPRING COMPUTERS, INC.

                          CERTIFICATE OF SECRETARY REGARDING
                 ARTICLES, BYLAWS, UNANIMOUS CONSENT OF SHAREHOLDERS
                            UNANIMOUS CONSENT OF DIRECTORS

         I, James E. Dixon, hereby certify that I am the duly elected, qualified, and acting Secretary of GreenSpring Computers, Inc., a California corporation (the "COMPANY"), and that I am authorized to execute and deliver this Certificate, and further, I certify as follows:

1. Attached hereto as EXHIBIT "A" are true, correct and complete copies of the Articles of Incorporation, as may be amended, of the Company, in effect as of the date hereof.

2. Attached hereto as EXHIBIT "B" are true, correct and complete copies of the Bylaws, as may be amended, of the Company, in effect as of the date hereof.

3. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of the resolutions duly adopted by unanimous consent of the Board of Directors of the Company effective April 26, 1996, authorizing the execution, delivery, and performance of collateral documents and guaranties in connection with a loan from NationsBank of Texas, N.A. to SBS Technologies, Inc., and authorizing related actions, and such resolutions have not been amended or revoked, and are now in full force and effect.

              Effective April 26, 1996.


                                  /s/ JAMES E. DIXON
                                  ------------------------------
                                  James E. Dixon
                                  Secretary
[SEAL]

                                     EXHIBIT "A"

                             [ARTICLES OF INCORPORATION]

                               CERTIFICATE OF AMENDMENT

                                          OF

                              ARTICLES OF INCORPORATION

    Leonard A. Lehmann and Henry Lehmann certify that:

    1. They are the President and the Secretary respectively of VME SPECIALISTS, INC., a California Corporation.

    2. The articles of incorporation of this corporation are amended and restated to read as follows:

                                      "ARTICLE I

         The name of this corporation is GREENSPRING COMPUTERS, INC.

                                      ARTICLE II

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                     ARTICLE III
                       DIRECTORS LIABILITY AND INDEMNIFICATION

         (a) The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

         (b) The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions, agreements with the agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the Corporations Code.

         (c) Any repeal or modification of this Article shall only be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      ARTICLE IV

         This corporation is authorized to issue only one class of shares of stock; and the total number of shares is ten million (10,000,000)
shares.''

    3. The foregoing amendment and restatement of articles of incorporation has been duly approved by the board of directors.

    4. The foregoing amendment and restatement of articles of incorporation has been duly approved by the required vote of shareholders in accordance with
Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is one million (1,000,000) shares. The number of shares voting in favor of the amendment equalled or exceeded the voted required. The percentage vote required was more than fifty percent (50%).

    I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated:    April 11, 1989              /s/ LEONARD A. LEHMANN
      ----------------------       ------------------------------
                                  Leonard A. Lehmann, President

                                  /s/ HENRY LEHMANN
                                  ------------------------------
                                  Henry Lehmann, Secretary

                                     EXHIBIT "B"

                                       [BYLAWS]

                                      BY-LAWS OF

                                VME SPECIALISTS, INC.

                              (A California Corporation)


                                      ARTICLE I
                                SHAREHOLDERS' MEETINGS


SECTION 1.    TIME.     An annual meeting for the election of directors and for
the transaction of any other proper business and any special meeting shall be held on the date and at the time as the Board of Directors shall from time to time fix.
Time of Meeting:       o'clock   .M.      Date of Meeting:  The
day of

SECTION 2.    PLACE.    Annual meetings and special meetings shall be held at
such place, within or without the State of California, as the Directors may, from time to time, fix. Whenever the Directors shall fail to fix such place, the meetings shall be held at the principal executive office of the corporation.

SECTION 3.    CALL.     Annual meetings may be called by the Directors, by the
Chairman of the Board, if any, Vice Chairman of the Board, if any, the President, if any, the Secretary, or by any officer instructed by the Directors to call the meeting. Special meetings may be called in like manner and by the holders of shares entitled to cast not less than ten percent of the votes at the meeting being called.

SECTION 4.    NOTICE.   Written notice stating the place, day and hour of each
meeting, and, in the case of a special meeting, the general nature of the business to be transacted or, in the case of an Annual Meeting, those matters which the Board of Directors, at the time of mailing of the notice, intends to present for action by the shareholders, shall be given not less than ten days (or not less than any such other minimum period of days as may be prescribed by the General Corporation Law) or more than sixty days (or more than any such maximum period of days as may be prescribed by the General Corporation Law) before the date of the meeting, by mail, personally, or by other means of written communication, charges prepaid by or at the direction of the Directors, the President, if any, the Secretary or the officer or persons calling the meeting, addressed to each shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice, or, if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general

                                         -1-                        EXHIBIT "B"
circulation in the county in which the said principal executive office is located. Such notice shall be deemed to be delivered when deposited in the United States mail with first class postage therein prepaid, or sent by other means of written communication addressed to the shareholder at his address as it appears on the stock transfer books of the corporation. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of notice to be presented by management for election. At an annual meeting of shareholders, any matter relating to the affairs of the corporation, whether or not stated in the notice of the meeting, may be brought up for action except matters which the General Corporation Law requires to be stated in the notice of the meeting. The notice of any annual or special meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. When a meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken; provided that, if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

SECTION 5. CONSENT. The transaction of any meeting, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the shareholders or his proxy signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting constitutes a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting shall not constitute a waiver of any right to object to the consideration of matters required by the General Corporation Law to be included in the notice if such objection is expressly made at the meeting. Except as otherwise provided in subdivision (f) of Section 601 of the General Corporation Law, neither the business to be transacted at nor the purpose of any regular or special meeting need be specified in any written waiver of notice.

SECTION 6. CONDUCT OF MEETING. Meetings of the shareholders shall be presided over by one of the following officers in the order of seniority and if present and acting -- the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, if any, a Vice President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the shareholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but, if neither the Secretary nor an Assistant Secretary is present, the Chairman of the meeting shall appoint a secretary of the meeting.

SECTION 7.    PROXY REPRESENTATION.    Every shareholder may authorize another
person or persons to act as his proxy at a meeting or by written action. No proxy shall be valid after the expiration of eleven months from the date of its execution unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the person executing it prior to the vote or written action pursuant thereto, except as otherwise provided by the General Corporation Law. As used herein, a "proxy" shall be deemed to mean a written authorization signed by a shareholder or a shareholder's attorney in fact giving another person or persons power to vote or consent in writing with respect to the shares of such shareholder, and "Signed" as used herein shall be deemed to mean the placing of such shareholders's name on the proxy, whether by manual signature, typewriting, telegraphic transmission or otherwise by such shareholder or such shareholder's attorney in fact. Where applicable, the form of any proxy shall comply with the provisions of Section 604 of the General Corporation Law.

SECTION 8.    INSPECTORS - APPOINTMENT.     In advance of any meeting, the
Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or, if any persons so appointed fail to appear or refuse to act, the Chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election, or persons to replace any of those who so fail or refuse, at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented shall determine whether one or three inspectors are to be appointed.

    The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies, receive votes, ballots, if any, or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there are three inspectors of election, the decision, act, or certificate of a majority shall be effective in all respects as the decision, act, or certificate of all.

SECTION 9. SUBSIDIARY CORPORATIONS. Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one or more subsidiaries.

SECTION 10.   QUORUM; VOTE; WRITTEN CONSENT.     The holders of a majority of
the voting shares shall constitute a quorum at a meeting of shareholders for the transaction of any business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum if any action taken, other than adjournment, is approved by at least a majority of the shares required to constitute a quorum. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented thereat, but no other business may be transacted except as hereinbefore provided.

    In the election of directors, a plurality of the votes cast shall elect.
No shareholder shall be entitled to exercise the right of cumulative voting at a meeting for the election of directors unless the candidate's name or the candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for such candidates in nomination.

    Except as otherwise provided by the General Corporation Law, the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at a meeting at which a quorum is present shall be authorized by the affirmative vote of a majority of the shares represented at the meeting.

    Except in the election of directors by written consent in lieu of a meeting, and except as may otherwise be provided by the General Corporation Law, the Articles of Incorporation or these By-Laws, any action which may be taken at any annual or special meeting may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by holders of shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors. Notice of any shareholder approval pursuant to Section 310, 317, 1201 or 2007 without a meeting by less than unanimous written consent shall be given at least ten days before the consummation of the action authorized by such approval, and prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent to those shareholders entitled to vote who have not consented in writing.

SECTION 11.   BALLOT.   Elections of directors at a meeting need not be by
ballot unless a shareholder demands election by ballot at the election and before the voting begins. In all other matters, voting need not be by ballot.

SECTION 12.   SHAREHOLDERS' AGREEMENTS.     Notwithstanding the above
provisions in the event this corporation elects to become a close corporation, an agreement between two or more shareholders thereof, if in writing and signed by the parties thereof, may provide that in exercising any voting rights the shares held by them shall be voted as provided therein or in Section 706, and may otherwise modify these provisions as to shareholders' meetings and actions.


                                      ARTICLE II
                                  BOARD OF DIRECTORS

SECTION 1.    FUNCTIONS.     The business and affairs of the corporation shall
be managed and all corporate powers shall be exercised by or under the direction of its Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. The Board of Directors shall have authority to fix the compensation of directors for services in any lawful capacity.

    Each director shall exercise such powers and otherwise perform such duties in good faith, in the manner such director believes to be in the best interests of the corporation, and with care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances. (Section 309).

SECTION 2.    EXCEPTION FOR CLOSE CORPORATION.   Notwithstanding the provisions
of Section 1, in the event that this corporation shall elect to become a close corporation as defined in Section 158, its shareholders may enter into a Shareholders' Agreement as provided in Section 300 (b). Said Agreement may provide for the exercise of corporate powers and the management of the business and affairs of this corporation by the shareholders, provided however such agreement shall, to the extent and so long as the discretion or the powers of the Board in its management of corporate affairs is controlled by such agreement, impose upon each shareholder who is a party thereof, liability for managerial acts performed or omitted by such person pursuant thereto otherwise imposed upon Directors as provided in Section 300 (d).

SECTION 3.    QUALIFICATIONS AND NUMBER.    A director need not be a
shareholder of the corporation, a citizen of the United States, or a resident of the State of California. The authorized number of directors constituting the Board of Directors shall be not less than three (3) nor more than five (5) with the exact number of directors to be fixed by approval of the Board. Thereafter, the authorized number of directors constituting the Board shall be at least three provided that, whenever the corporation shall have only two shareholders, the number of directors may be at least two, and, whenever the corporation shall have only one shareholder, the number of directors may be at least one. Subject to the foregoing provision the number of directors may be changed from time to time by an amendment of these By-Laws adopted by the shareholders. Any such amendment reducing the number of directors to fewer than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in writing in the case of action by written consent are equal to more than sixteen and two-thirds percent of the outstanding shares. No decrease in the authorized number of directors shall have the effect of shortening the term of any incumbent director.

SECTION 4. ELECTION AND TERM. The initial Board of Directors shall consist of the persons elected at the meeting of the incorporator, all of whom shall hold office until the first annual meeting of shareholders and until their successors have been elected and qualified, or until their earlier resignation or removal from office. Thereafter, directors who are elected to replace any or all of the members of the initial Board of Directors or who are elected at an annual meeting of shareholders, and directors who are elected in the interim to fill vacancies, shall hold office until the next annual meeting of shareholders and until their successors have been elected and qualified, or until their earlier resignation, removal from office, or death. In the interim between annual meetings of shareholders or of special meetings of shareholders called for the election of directors, any vacancies in the Board of Directors, including vacancies resulting from an increase in the authorized number of directors which have not been filled by the shareholders, including any other vacancies which the General Corporation Law authorizes directors to fill, and including vacancies resulting from the removal of directors which are not filled at the meeting of shareholders at which any such removal has been effected, if the Articles of Incorporation or a By-Law adopted by the shareholders so provides, may be filled by the vote of a majority of the directors then in office or of the sole remaining director, although less than a quorum exists. Any director may resign effective upon giving written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to the office when the resignation becomes effective.

     The shareholders may elect a director at any time to fill any vacancy which the directors are entitled to fill, but which they have not filled. Any such election by written consent shall require the consent of a majority of the shares.

SECTION 5.    INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.
The corporation may indemnify any Director, Officer, agent or employee as to those liabilities and on those terms and conditions as are specified in
Section 317. In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether nor not the corporation would have the power to indemnify such person against the liability insured against.

SECTION 6.    MEETINGS.

    TIME.     Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

    PLACE.    Meetings may be held at any place, within or without the State of
California, which has been designated in any notice of the meeting, or, if not stated in said notice, or, if there is no notice given, at the place designated by resolution of the Board of Directors.

    CALL.     Meetings may be called by the Chairman of the Board, if any and acting, by the Vice Chairman of the Board, if any, by the President, if any, by any Vice President or Secretary, or by any two directors.

    NOTICE AND WAIVER THEREOF.    No notice shall be required for regular
meetings for which the time and place have been fixed by the Board of Directors. Special meetings shall be held upon at least four days' notice by mail or upon at least forty-eight hours' notice delivered personally or by telephone or telegraph. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. A notice or waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

SECTION 7.    SOLE DIRECTOR PROVIDED BY ARTICLES OF INCORPORATION.
In the event only one director is required by the By-Laws or Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to a Board of Directors.

SECTION 8. QUORUM AND ACTION. A majority of the authorized number of directors shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided such majority shall constitute at least either one-third of the authorized number of directors or at least two directors, whichever is larger, or unless the authorized number of directors is only one. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors, if any, who were not present at the time of the adjournment. Except as the Articles of Incorporation, these By-Laws and the General Corporation Law may otherwise provide, the act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be the act of the Board of Directors. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and participation by such use shall be deemed to constitute presence in person at any such meeting.

    A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action which may be taken is approved by at least a majority of the required quorum for such meeting.

SECTION 9. CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, the Vice Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the President, if any and present and acting, or any director chosen by the Board, shall preside.

SECTION 10.   REMOVAL OF DIRECTORS.    The entire Board of Directors or any
individual director may be removed from office without cause by approval of the holders of at least a majority of the shares provided, that unless the entire Board is removed, an individual director shall not be removed when the votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election of directors at which the same total number of votes were cast, or, if such action is taken by written consent, in lieu of a meeting, all shares entitled to vote were voted, and the entire number of directors authorized at the time of the director's most recent election were then being elected. If any or all directors are so removed, new directors may be elected at the same meeting or by such written consent. The Board of Directors may declare vacant the office of any director who has been declared of unsound mind by an order of court or convicted of a felony.

SECTION 11.   COMMITTEES.    The Board of Directors, by resolution adopted by a
majority of the authorized number of directors, may designate one ore more committees, each consisting of two or more directors to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent member at any meeting of such committee. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors except such authority as may not be delegated by the provisions of the General Corporation Law.

SECTION 12.   INFORMAL ACTION.    The transactions of any meeting of the Board
of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 13.   WRITTEN ACTION.     Any action required or permitted to be taken
may be taken without a meeting if all of the members of the Board of Directors shall individually or collectively consent in writing to such action. Any such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.


                                     ARTICLE III
                                       OFFICERS

SECTION 1. OFFICERS. The officers of the corporation shall be a Chairman of the Board or a President or both, a Secretary and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices.

SECTION 2. ELECTION. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

SECTION 3.    SUBORDINATE OFFICERS, ETC.    The Board of Directors may appoint
such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

SECTION 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

    Any officer may resign at any time by giving written notice to the Board of Directors, or to the President, or to the Secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 5.    VACANCIES.     A vacancy in any office because of death,
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

SECTION 6. CHAIRMAN OF BOARD. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-Laws.

SECTION 7.    PRESIDENT.     Subject to such supervisory powers, if any, as may
be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

SECTION 8.    VICE PRESIDENT.     In the absence or disability of the
President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

SECTION 9.    SECRETARY.     The Secretary shall keep, or cause to be kept, a
book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

    The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

    The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors required by the By-Laws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws.

SECTION 10. CHIEF FINANCIAL OFFICER. This officer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares. The books of account shall at all reasonable times be open to inspection by any director.

    This officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all his transactions and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.


                                      ARTICLE IV
                         CERTIFICATES AND TRANSFERS OF SHARES

SECTION 1. CERTIFICATES FOR SHARES. Each certificate for shares of the corporation shall set forth therein the name of the record holder of the shares represented thereby, the number of shares and the class or series of shares owned by said holder, the par value, if any, of the shares represented thereby, and such other statements, as applicable, prescribed by Sections 416-419, inclusive, and other relevant Sections of the General Corporation Law of the State of California (the "General Corporation Law") and such other statements, as applicable, which may be prescribed by the Corporate Securities Law of the State of California and any other applicable provision of the law. Each such certificate issued shall be signed in the name of the corporation by the Chairman of the Board of Directors, if any, or the Vice Chairman of the Board of Directors, if any, the President, if any, or a Vice President, if any, and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or an Assistant Secretary. Any or all of the signatures on a certificate for shares may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate for shares shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

    In the event that the corporation shall issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor, any such certificate for shares shall set forth thereon the statements prescribed by Section 409 of the General Corporation Law.

SECTION 2.    LOST OR DESTROYED CERTIFICATES FOR SHARES.   The corporation may
issue a new certificate for shares or for any other security in the place of any other certificate theretofore issued by it, which is alleged to have been lost, stolen or destroyed. As a condition to such issuance, the corporation may require any such owner of the allegedly lost, stolen or destroyed certificate or any such owner's legal representative to give the corporation a bond, or other adequate security, sufficient to indemnify it against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 3.    SHARE TRANSFERS.    Upon compliance with any provisions of the
General Corporation Law and/or the Corporate Securities Law of 1968 which may restrict the transferability of shares, transfers of shares of the corporation shall be made only on the record of shareholders of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes, if any, due thereon.

SECTION 4. RECORD DATE FOR SHAREHOLDERS. In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or be entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance a record date, which shall not be more than sixty days or fewer than ten days prior to the date of such meeting or more than sixty days prior to any other action.

    If the Board of Directors shall not have fixed a record date as aforesaid, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth day prior to the day of such other action, whichever is later.

    A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five days from the date set for the original meeting.

    Except as may be otherwise provided by the General Corporation Law, shareholders on the record date shall be entitled to notice and to vote or to receive any dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

SECTION 5. REPRESENTATION OF SHARES IN OTHER CORPORATIONS. Shares of other corporations standing in the name of this corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President or any other person authorized by resolution of the Board of Directors.

SECTION 6.    MEANING OF CERTAIN TERMS.     As used in these By-Laws in respect
of the right to notice of a meeting of shareholders or a waiver thereof or to participate or vote threat or to assent or consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "shareholder" or "shareholders" refers to an outstanding share or shares and to a holder or holders of record or outstanding shares when the corporation is authorized to issue only one class of shares, and said reference is also intended to include any outstanding share or shares and any holder or holders of record of outstanding shares of any class upon which or upon whom the Articles of Incorporation confer such rights where there are two or more classes or series of shares or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the Articles of Incorporation may provide for more than one class or series of shares, one or more of which are limited or denied such rights thereunder.

SECTION 7. CLOSE CORPORATION CERTIFICATES. All certificates representing shares of this corporation, in the event it shall elect to become a close corporation, shall contain the legend required by Section 418 (c).


                                      ARTICLE V
                 EFFECT OF SHAREHOLDERS' AGREEMENT-CLOSE CORPORATION

Any Shareholders' Agreement authorized by Section 300 (b) shall only be effective to modify the terms of these By-Laws if this corporation elects to become a close corporation with appropriate filing of or amendment to its Articles as required by Section 202 and shall terminate when this corporation ceases to be a close corporation. Such an agreement cannot waive or alter Sections 158 (defining close corporations), 202 (requirements of Articles of Incorporation), 500 and 501 relative to distributions, 111 (merger), 1201 (e) (reorganization) or Chapters 15 (Records and Reports), 16 (Rights of Inspection), 18 (Involuntary Dissolution) or 22 (Crimes and Penalties). Any other provisions of the Code or these By-Laws may be altered or waived thereby, but to the extent they are not so altered or waived, these By-Laws shall be applicable.


                                      ARTICLE VI
                   CORPORATE CONTRACTS AND INSTRUMENTS-HOW EXECUTED

The Board of Directors, except as in the By-Laws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or agreement, or to pledge its credit, or to render it liable for any purposes or any amount, except as provided in Section 313 of the Corporations Code.

                                     ARTICLE VII
                                 CONTROL OVER BY-LAWS

After the initial By-Laws of the corporation shall have been adopted by the incorporator or incorporators of the corporation, the By-Laws may be amended or repealed or new By-Laws may be adopted by the shareholders entitled to exercise a majority of the voting power or by the Board of Directors; provided, however, that the Board of Directors shall have no control over any By-Law which fixes or changes the authorized number of directors of the corporation; provided, further, than any control over the By-Laws herein vested in the Board of Directors shall be subject to the authority of the aforesaid shareholders to amend or repeal the By-Laws or to adopt new By-Laws; and provided further that any By-Law amendment or new By-Law which changes the minimum number of directors to fewer than five shall require authorization by the greater proportion of voting power of the shareholders as hereinbefore set forth.


                                     ARTICLE VIII
                         BOOKS AND RECORDS - STATUTORY AGENT

SECTION 1.    RECORDS: STORAGE AND INSPECTION.   The corporation shall keep at
its principal executive office in the State of California, or, if its principal executive office is not in the State of California, the original or a copy of the By-Laws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California, and, if the corporation has no principal business office in the State of California, it shall upon request of any shareholder furnish a copy of the By-Laws as amended to date.

    The corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees, if any, of the Board of Directors. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each. Such minutes shall be in written form. Such other books and records shall be kept either in written from or in any other form capable of being converted into written form.

SECTION 2. RECORD OF PAYMENTS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

SECTION 3. ANNUAL REPORT. Whenever the corporation shall have fewer than one hundred shareholders, the Board of Directors shall not be required to cause to be sent to the shareholders of the corporation the annual report prescribed by
Section 1501 of the General Corporation Law unless it shall determine that a useful purpose would be served by causing the same to be sent or unless the Department of Corporations pursuant to the provisions of the Corporate Securities Law of 1968, shall direct the sending of the same.

SECTION 4. AGENT FOR SERVICE. The name of the agent for service of process within the State of California is

                          CERTIFICATE OF ADOPTION OF BY-LAWS

ADOPTION BY INCORPORATOR(S) OR FIRST DIRECTOR(S).

    The undersigned person(s) appointed in the Articles of Incorporation to act as the Incorporator(s) or First Directors(s) of the above-named corporation hereby adopt the same as the By-Laws of said corporation.

    Executed this 23 day of May, 1986.

                                                /s/ LEONARD A. LEHMANN
                                            ---------------------------------
                                            Name    Leonard A. Lehmann
THIS IS TO CERTIFY:

    That I am the duly-elected, qualified and acting Secretary of the above-named corporation; that the foregoing By-Laws were adopted as the By-Laws of said corporation on the date set forth above by the person(s) appointed in the Articles of Incorporation to act as the Incorporator(s) or First Director(s) of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal this 23 day of May, 1986.

                                                    /s/ LEONARD A. LEHMANN
                                            ---------------------------------
                                            Secretary   Leonard A. Lehmann

                                        (SEAL)


CERTIFICATE BY SECRETARY OF ADOPTION BY SHAREHOLDERS' VOTE.

THIS IS TO CERTIFY:

    That I am the duly-elected, qualified and acting Secretary of the above-named corporation and that the above and foregoing Code of By-Laws was submitted to the shareholders at their first meeting held on the date set forth in the By-Laws and recorded in the minutes thereof, was ratified by the vote of shareholders entitled to exercise the majority of the voting power of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of May, 1986.

                                                    /s/ LEONARD A. LEHMANN
                                            ---------------------------------
                                            Secretary   Leonard A. Lehmann

                                     EXHIBIT "C"

                                  UNANIMOUS CONSENT
                             GREENSPRING COMPUTERS, INC.

    The undersigned, being each of the directors of GreenSpring Computers, Inc. (the "CORPORATION"), waiving all notices, hereby unanimously agree and consent to the following resolutions effective as this 26th day of April, 1996:

    WHEREAS, the SBS Technologies, Inc., formerly known as SBS Engineering, Inc., as borrower ("BORROWER"), and NationsBank of Texas, N.A., a national banking association, as lender ("LENDER") have entered into a certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") effective as of April 28, 1995, by which Lender agreed to make certain loans not to exceed $11,000,000, to be used, in part, to fund working capital of the Borrower and its subsidiaries, including the Corporation (the "LOANS"), which Original Credit Agreement was previously amended pursuant to (i) that certain First Amendment to Credit Agreement dated as of May 25, 1995, executed by and between the Borrower and Lender, and (ii) that certain Second Amendment to Credit Agreement and Related Loan Documents dated as of November 1, 1995, executed by and between the Borrower and Lender; and

    WHEREAS, each of the Borrower, Corporation, and Lender wish to further amend the Original Credit Agreement and the documents executed in connection therewith and to amend and restate such documents in their entirety, including but not limited to the execution of a certain Amended and Restated Credit Agreement dated as of April 26, 1996 by and between Borrower and Lender (the "CREDIT AGREEMENT") evidencing a reduction in principal balance of the Loans to $9,250,000; and

    WHEREAS, pursuant to the terms of the Credit Agreement, the Borrower and its subsidiaries, including the Corporation, are required to execute, deliver and perform certain guaranties and other documents pledging their assets to secure the Loans; and

    WHEREAS, Borrower has offered, as consideration for the Corporation's pledge of assets and guaranty in connection with the Loan, to continue to employ all persons working for the Corporation and pay all salaries and employee benefits in connection therewith, fund any new equipment purchases by the Corporation, and fund any growth in inventory or receivables of the Corporation (collectively, the "CONSIDERATION");

RESOLVED, that the Directors, after due consideration, find that these transactions will enhance the financial resources of the Corporation and are in the best interest of the Corporation.

RESOLVED, that the Corporation accepts the offer by the Borrower of the Consideration.

RESOLVED, that the President, any Vice President, or the Treasurer of the Corporation be and each are authorized and directed to enter into one or more agreements in connection with the borrowing of monies by Borrower from the Lender in accordance with the Credit Agreement as it may be amended from time to time, upon such terms and conditions as said officer shall deem necessary and appropriate, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the President, any Vice President, and the Treasurer of the Corporation be and each are further authorized and directed to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the President, any Vice President, and the Treasurer of the Corporation to carry out and consummate the transactions contemplated by the Credit Agreement are hereby fully ratified and confirmed.

                                   DIRECTORS


                                       /s/ SCOTT A. ALEXANDER
                                       ------------------------------
                                       Scott A. Alexander

                                       /s/ CHRISTOPER A. AMENSON
                                       ------------------------------
                                       Christopher A. Amenson

                                       /s/ ANDREW C. CRUCE
                                       ------------------------------
                                       Andrew C. Cruce


                                       ------------------------------
                                       Henry Lehmann


                                       ------------------------------
                                       John Reeser

                                       /s/ X. KIM RUBIN
                                       ------------------------------
                                       X. Kim Rubin

                                       /s/ JOSEPH ZABKAR
                                       ------------------------------
                                       Joseph Zabkar

RESOLVED, that the President, any Vice President, or the Treasurer of the Corporation be and each are authorized and directed to enter into one or more agreements in connection with the borrowing of monies by Borrower from the Lender in accordance with the Credit Agreement as it may be amended from time to time, upon such terms and conditions as said officer shall deem necessary and appropriate, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the President, any Vice President, and the Treasurer of the Corporation be and each are further authorized and directed to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the President, any Vice President, and the Treasurer of the Corporation to carry out and consummate the transactions contemplated by the Credit Agreement are hereby fully ratified and confirmed.

                                       DIRECTORS


                                       /s/ SCOTT A. ALEXANDER
                                       ------------------------------
                                       Scott A. Alexander

                                       /s/ CHRISTOPER A. AMENSON
                                       ------------------------------
                                       Christopher A. Amenson

                                       /s/ ANDREW C. CRUCE
                                       ------------------------------
                                       Andrew C. Cruce


                                       ------------------------------
                                       Henry Lehmann

                                       /s/ JOHN REESER
                                       ------------------------------
                                       John Reeser

                                       /s/ X. KIM RUBIN
                                       ------------------------------
                                       X. Kim Rubin

                                       /s/ JOSEPH ZABKAR
                                       ------------------------------
                                       Joseph Zabkar

RESOLVED, that the President, any Vice President, or the Treasurer of the Corporation be and each are authorized and directed to enter into one or more agreements in connection with the borrowing of monies by Borrower from the Lender in accordance with the Credit Agreement as it may be amended from time to time, upon such terms and conditions as said officer shall deem necessary and appropriate, such approval to be conclusively presumed by the execution by such officer of documents containing such terms and conditions; and

RESOLVED, that the President, any Vice President, and the Treasurer of the Corporation be and each are further authorized and directed to sign and deliver all contracts, agreements, credit agreements, promissory notes, guaranties, pledges, assignments, mortgages, deeds of trust, security agreements, financing statements, certificates and other documents and instruments in writing necessary or appropriate to carry out and consummate the transactions contemplated by the foregoing resolution.

RESOLVED, that the actions of each of the President, any Vice President, and the Treasurer of the Corporation to carry out and consummate the transactions contemplated by the Credit Agreement are hereby fully ratified and confirmed.

                                       DIRECTORS


                                       /s/ SCOTT A. ALEXANDER
                                       ------------------------------
                                       Scott A. Alexander

                                       /s/ CHRISTOPER A. AMENSON
                                       ------------------------------
                                       Christopher A. Amenson

                                       /s/ ANDREW C. CRUCE
                                       ------------------------------
                                       Andrew C. Cruce

                                       /s/ HENRY LEHMAN    5/16/96
                                       ------------------------------
                                       Henry Lehmann


                                       ------------------------------
                                       John Reeser

                                       /s/ X. KIM RUBIN
                                       ------------------------------
                                       X. Kim Rubin

                                       /s/ JOSEPH ZABKAR
                                       ------------------------------
                                       Joseph Zabkar

                                        [logo]
                                 STATE OF CALIFORNIA
                                  SECRETARY OF STATE


                                CERTIFICATE OF STATUS
                                 DOMESTIC CORPORATION

I, BILL JONES, SECRETARY OF STATE OF THE STATE OF CALIFORNIA, HEREBY CERTIFY:

THAT ON THE 1ST DAY OF APRIL, 1986,

                             GREENSPRING COMPUTERS, INC.
- --------------------------------------------------------------------------------
BECAME INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA BY FILING ITS ARTICLES OF INCORPORATION IN THIS OFFICE; AND

    THAT NO RECORD EXISTS IN THIS OFFICE OF A CERTIFICATE OF DISSOLUTION OF SAID CORPORATION NOR OF A COURT ORDER DECLARING DISSOLUTION THEREOF, NOR OF A MERGER OR CONSOLIDATION WHICH TERMINATED ITS EXISTENCE; AND

    THAT SAID CORPORATION'S CORPORATE POWERS, RIGHTS AND PRIVILEGES ARE NOT SUSPENDED ON THE RECORDS OF THIS OFFICE; AND

    THAT ACCORDING TO THE RECORDS OF THIS OFFICE, THE SAID CORPORATION IS AUTHORIZED TO EXERCISE ALL ITS CORPORATE POWERS, RIGHTS AND PRIVILEGES AND IS IN GOOD LEGAL STANDING IN THE STATE OF CALIFORNIA; AND

    THAT NO INFORMATION IS AVAILABLE IN THIS OFFICE ON THE FINANCIAL CONDITION, BUSINESS ACTIVITY OR PRACTICES OF THIS CORPORATION.


[seal] IN WITNESS WHEREOF, I EXECUTE THIS CERTIFICATE AND AFFIX THE GREAT SEAL OF THE STATE OF CALIFORNIA THIS DAY OF
                                       APRIL 26, 1996
                                  ------------------------------------

                                  /s/ BILL JONES

                                  SECRETARY OF STATE

STATE OF CALIFORNIA                                                       [SEAL]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
FRANCHISE TAX BOARD
P.O. BOX 942857
SACRAMENTO, CA 94257-0540
                                       In Reply Refer To :357:AG:LGS
                                       Date              :04-29-96

      CALIFORNIA LENDERS'
   AND ATTORNEYS' SERVICES
  1000 G STREET, SUITE 225
    SACRAMENTO, CA 95814

Corporation Name    :  GREENSPRING COMPUTERS, INC.
Corporation Number  :  1526978

/X/ 1.   The above corporation is in good standing with this agency.

/ / 2. Information on record with this agency indicates the above corporation is not qualified to transact business in California.

/ / 3.   The above corporation was incorporated or qualified on              .
                                                                 -------------

/ / 4.   The above corporation has an unpaid liability of $              for
         income year ended                                  -----------
                            --------------

/ / 5.   Our records do not show that the above corporation filed franchise tax
         returns for the income years ended                .
                                             ---------------

/ / 6.   The above corporation was                   effective              .
                                    ----------------            ------------

/ / 7.   The above corporation's current address on record with this agency is:

                   ------------------------------------

                   ------------------------------------

                   ------------------------------------

/ / 8.   We have no current information on the above corporation.

Comments
        -----------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                       /s/ S. Jemmez
                                       ------------------------------
                                              REPRESENTATIVE

                                 TELEPHONE ASSISTANCE
- --------------------------------------------------------------------------------
Our regular toll-free telephone service is available from 7:00 a.m. until 8:00p.m. Monday through Friday from the first working day in January through April 15. The best times to call are between 7:00 and 10:00 in the morning and between 6:00 and 8:00 in the evening. Service is also available from 8:00 a.m. through 5:00 p.m. on the two Saturdays prior to April 15. After April 15, service is available Monday through Friday, between 8:00 a.m. and 5:00 p.m.

    From within the United States, call . . . . . . . . . . . 1-800-852-5711
    From outside the United States, call (not toll-free). . . 1-916-845-6500
    For hearing impaired with TDD, call . . . . . . . . . . . 1-800-822-6268